Our Message To You

April 30, 1999

Dear Shareholder,

What a difference six months can make. After an extended period of lopsided returns, investors are finally reaping the benefits of a more dynamic investment environment -- good news for advocates of long-term investing and risk diversification.

During the first part of 1999, both smaller-company stocks and high-yield bonds have improved on their marginal 1998 performance to share in the spotlight of the United States' long-running bull market. At the same time, large-company growth stock valuations have come down somewhat, though hardly in the manner of a bubble bursting, as many had predicted.

These events come during a period of increasing anxiety stemming from Year 2000 ("Y2K") issues. "Y2K" refers to the ability of computers to accurately distinguish dates in their program codes for the year 2000 and beyond. With Year 2000 doomsayers dominating the news media, many investors have approached me with Y2K concerns; specifically, many question whether they should reconsider their investment strategies as the new millenium approaches. I often tell them to use history as their guide.

[PHOTO OMITTED: ROLF F. BJELLAND]

The past 50 years have put the financial markets through nearly every imaginable test, including war, recession, oil crises and major political upheaval. Despite short-term volatility, the securities markets have not only withstood these tests, but, over time, have thrived in spite of them. The Y2K issue is unprecedented, to be sure, but probably no more than other watershed events of history, each with its own array of momentous challenges.

Realistically, no investment professional can, in good faith, foretell the effects of Y2K, or offer a single financial solution for navigating these uncharted waters. Ultimately, the answers to Year 2000 investment concerns lie in each investor's risk tolerance. Lutheran Brotherhood members uncomfortable with market fluctuation, regardless of its source, should consult their LBSC registered representative.

Using AssetMatchSM, Lutheran Brotherhood's program for personalizing investment strategies, your representative can compare your current mix of investments with your optimal asset allocation to determine if your portfolio requires updating. Your representative can also assist you in determining if your portfolio accurately reflects your risk tolerance, time frame and long-term investment objectives.

At Lutheran Brotherhood, we are firm in the belief that all investment decisions should be made in the context of risk diversification and a long-term investment strategy. Using these principles, we've built a family of mutual funds that remains an excellent means of achieving your financial goals. Thank you for choosing Lutheran Brotherhood to serve your financial needs.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
President and Chairman
Lutheran Brotherhood Family of Funds



Economic Overview                                     April 30, 1999

A robust economy and growing technology sector fueled the U.S. stock and bond markets for the six-month period ending April 30, 1999. Countering predictions for slower growth, the U.S. economy continued the second-longest expansion in its history, providing ample rewards to investors who stayed the course through last summer's market tremors.

Equity Performance

Despite widening market breadth, investors once again favored large-company stocks over smaller issues throughout much of the period. The Dow Jones Industrial Average (DJIA) soared to new heights, gaining more in the first four months of 1999 than in all of 1998. After finishing above the 10,000-point level on March 29, the DJIA closed the six-month reporting period with a 26.60% gain. The large-company Standard & Poor's 500 Index advanced 22.28%, aided by frenetic bidding for technology stocks.

April ushered in a significant shift in market sentiment, however. Increasingly, investors began trading out of large-company growth stocks in favor of smaller, value-oriented issues and economically sensitive "cyclical" stocks. This rotation in market leadership provided a much-needed boost to small- and medium-company stock prices.

Fixed Income Performance

A sharp worldwide rise in crude oil prices, coupled with continued strong U.S. economic growth, fostered inflation concerns among many bond investors, suppressing investment-grade bond prices. Following a global "flight to quality" in mid-1998, demand for U.S. Treasury bonds weakened significantly in the early part of 1999, driving Treasury yields upward.

In a turn of fortune from last year's sub-par performance, however, high-yield bonds flourished late in the period, as investors showed renewed interest in higher-risk corporate issues. The Lehman Brothers High Yield Index returned a healthy 8.25% for the six-month reporting period, reflecting a new stream of money flowing into high-yield bond funds nationwide.

Continued Economic Growth

Strong consumer spending and technology-driven productivity gains drove the U.S economy during the six-month period. Annualized U.S. gross domestic product (GDP) grew an impressive 6% during the fourth quarter of 1998, followed by a preliminary estimate of 4.1% during the first quarter of 1999. Consumers benefited further from virtual price stability nationwide. During the period, the U.S. unemployment rate remained at just over 4%, as tight labor markets continued to hamper growth in corporate earnings.

Long-term interest rates rose significantly during the period, consequent to continued strength in the U.S. economy and improving economic conditions elsewhere around the world. After dipping below 5% briefly in late 1998, the 30-year Treasury bond yield rose to 5.68% by April 30.

Year 2000 Readiness

The Year 2000 issue ("Y2K") continues to be an area of focus for corporations and units of government worldwide. Y2K centers on the ability of computers and date-sensitive components to accurately distinguish dates in their program codes for the year 2000 and beyond. At Lutheran Brotherhood, we remain committed to minimizing the impact of Y2K on our investment portfolios. In keeping with our commitment, we have allocated significant resources to update and test our critical computer systems. Additionally, we have incorporated the Y2K issue into our investment research, reviewing the Y2K compliance efforts of securities issuers as part of an overall company value assessment.

Outlook

The U.S. Federal Reserve set a new course for monetary policy by adopting an interest rate tightening bias in May. The Federal Reserve's more hawkish posture, together with higher crude oil prices and rising Treasury bond yields, will most likely mean higher long-term interest rates over the coming months. Rising interest rates could, in turn, put the reigns on high-flying stock valuations, suppress bond prices and dampen economic growth somewhat.

Fortunately, several key regions of the world are showing signs of emerging from recessionary conditions, which could stimulate U.S. exports and temper the impact of rising long-term interest rates. The Japanese government has taken steps to stimulate its flagging economy, while developing nations like Malaysia and Singapore are beginning to see modest economic growth. In Latin America, Brazil continues to serve as a foundation for economic recovery.

The U.S. economy has proven remarkably resistant to economic disruptions from overseas, but corporate profit growth has stagnated in this same environment. However, if U.S. trade deficits continue to widen and global economic conditions improve, the U.S. dollar could come under pressure later in the year. These conditions could provide domestic manufacturers with increased pricing power and a chance for profits to catch up with lofty stock valuations.



LB Opportunity Growth Fund

[PHOTO OMITTED: RICHARD T. WHITNEY]

Richard T. Whitney is portfolio manager of the LB Opportunity Growth Fund and a managing director of T. Rowe Price Associates, the investment subadvisor for the Fund. Rich has been with T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.


Prices for many small-company stocks rebounded in the final months of 1998, as investors grew more confident about U.S. economic growth. Beginning in 1999, however, gains in the small-cap sector were limited to stocks of small companies with exceptionally high growth rates -- particularly stocks of Internet firms. Stocks of small companies with greater market capitalizations also outperformed smaller issues, as they had for some time. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price for those shares.)

Although we cautiously added investments in firms with higher growth rates and larger capitalizations, we continued to believe that many of these stocks were overpriced. This focus on stocks with more reasonable valuations caused the LB Opportunity Growth Fund to underperform its market benchmarks for the reporting period, despite strong returns from a wide range of the Fund's holdings.


[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                       1.1%

Common Stocks                              98.9%

The Fund's portfolio composition and top holdings represent all share classes.


For the six months ended April 30, 1999, the Fund had a total return (based on Class A Share NAV) of 9.32%. That compares to an average return of 14.64% for small-company growth funds tracked by Lipper, Inc. and a return of 15.25% for the Russell 2000 Index.

Increasing Growth and Capitalization

At the start of the period, the Fund benefited from increased positions in stocks of consumer growth, media, telecommunications and financial firms, all of which performed well during the small-cap rebound of fourth quarter 1998. With investors still uncertain about future economic growth, we reduced investments in the economically sensitive capital goods, energy and basic materials sectors.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]
                                                              % of
Top 10 Holdings                                             Portfolio
----------------------------------------------------------------------
VISX, Inc.                                                     0.9%
Level One Communications, Inc.                                 0.9%
Proxim, Inc.                                                   0.9%
Sanmina Corp.                                                  0.8%
QLogic Corp.                                                   0.8%
Chancellor Media Corp.                                         0.8%
Uniphase Corp.                                                 0.8%
Gentex Corp.                                                   0.7%
O'Reilly Automotive, Inc.                                      0.7%
Outback Steakhouse, Inc.                                       0.7%

These holdings represent 8.0% of the Fund's total investment portfolio.


When investors shifted into higher-growth stocks in the first months of 1999, strong performances by stocks of media, financial services and natural resources firms helped offset disappointing returns from health care, business services and consumer cyclical shares.

During this time, we found attractive opportunities in reasonably priced stocks with stronger growth rates, particularly in the technology, business services, health care and media sectors. Because of their slower growth rates, we continued to de-emphasize the economically sensitive natural resource and basic materials groups. As of April 30, 1999, stocks in the Fund had a median projected growth rate of 23%, versus a rate of 24% when the reporting period began. At the end of April, stocks in the Russell 2000 Index had a median growth rate of 17%.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Computer Service & Software                                   15.9%

Media & Communications                                         8.6%

Retail                                                         8.1%

Business Services                                              7.8%

Bank & Finance                                                 7.0%

Electronic Components                                          6.6%

Hospital Supplies & Management                                 5.5%

Pharmaceuticals                                                3.6%

Telecommunications Equipment                                   3.3%

Transportation Services                                        2.9%

These holdings represent 69.3% of the Fund's total investment portfolio.



The Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:         1/8/93

Shareholder
Accounts:               57,305

Total Assets
(in millions):          $214.8


Small-Caps Remain Attractive

While some small-cap stocks have become very expensive and increasingly volatile, many others still represent good value. Valuations for small-cap stocks as a whole, in fact, are at a 40-year low versus other asset class valuations. Low valuations, coupled with a tendency for investors to broaden their horizons in recent weeks, suggest that small-cap stocks could rebound strongly if the economic outlook remains bright.

Because we have emphasized stocks that can grow strongly even if the economy slows, we believe the Fund can perform well in a weakened economic environment. As before, we plan to take advantage of new opportunities that may occur in stocks offering strong growth potential at reasonable prices.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 1/31/93)]

                                             Lipper Median
   Month End    LB Opportunity  Russell 2000 Small Company   Consumer
     Date        Growth Fund      Index      Growth Stocks  Price Index
------------------------------------------------------------------------
   1/31/93          10,000        10,000        10,000        10,000
   2/28/93           9,156         9,769         9,608        10,035
   3/31/93           9,512        10,086         9,934        10,070
   4/30/93           9,267         9,809         9,619        10,098
   5/31/93           9,967        10,243        10,127        10,112
   6/30/93          10,122        10,307        10,206        10,126
   7/31/93          10,055        10,449        10,263        10,126
   8/31/93          10,755        10,900        10,737        10,155
   9/30/93          11,443        11,208        11,076        10,175
  10/31/93          11,831        11,497        11,232        10,218
  11/30/93          11,387        11,122        10,886        10,224
  12/31/93          11,687        11,503        11,348        10,224
   1/31/94          11,964        11,863        11,650        10,253
   2/28/94          11,842        11,820        11,643        10,287
   3/31/94          11,043        11,197        11,014        10,323
   4/30/94          11,121        11,263        11,016        10,337
   5/31/94          10,699        11,137        10,778        10,344
   6/30/94          10,078        10,762        10,388        10,379
   7/31/94          10,433        10,938        10,451        10,407
   8/31/94          11,343        11,547        11,048        10,449
   9/30/94          11,509        11,508        11,285        10,477
  10/31/94          11,942        11,462        11,275        10,484
  11/30/94          11,698        10,999        10,848        10,498
  12/31/94          11,998        11,295        11,265        10,498
   1/31/95          11,476        11,153        11,229        10,540
   2/28/95          12,087        11,617        11,539        10,582
   3/31/95          12,531        11,816        11,892        10,617
   4/30/95          12,619        12,079        12,050        10,653
   5/31/95          12,963        12,286        12,232        10,673
   6/30/95          14,140        12,924        12,880        10,694
   7/31/95          15,716        13,669        13,823        10,694
   8/31/95          15,971        13,962        14,062        10,723
   9/30/95          16,315        14,212        14,375        10,743
  10/31/95          15,350        13,577        13,864        10,779
  11/30/95          16,049        14,147        14,366        10,772
  12/31/95          16,523        14,521        14,592        10,765
   1/31/96          16,249        14,505        14,520        10,828
   2/29/96          17,315        14,957        15,088        10,862
   3/31/96          17,698        15,267        15,450        10,919
   4/30/96          19,393        16,084        16,600        10,961
   5/31/96          20,759        16,717        17,262        10,982
   6/30/96          19,338        16,030        16,594        10,988
   7/31/96          17,630        14,631        15,222        11,010
   8/31/96          18,682        15,481        16,109        11,031
   9/30/96          20,158        16,086        16,919        11,066
  10/31/96          18,614        15,839        16,601        11,101
  11/30/96          17,944        16,491        17,108        11,122
  12/31/96          18,532        16,923        17,381        11,122
   1/31/97          18,887        17,262        17,769        11,157
   2/28/97          17,174        16,844        17,149        11,192
   3/31/97          15,261        16,049        16,291        11,221
   4/30/97          14,535        16,094        16,238        11,234
   5/31/97          16,757        17,883        18,111        11,228
   6/30/97          17,683        18,651        19,098        11,241
   7/31/97          18,686        19,518        20,250        11,255
   8/31/97          19,134        19,965        20,663        11,277
   9/30/97          21,340        21,426        22,205        11,304
  10/31/97          20,013        20,486        21,239        11,333
  11/30/97          19,165        20,352        20,994        11,325
  12/31/97          18,457        20,709        21,221        11,311
   1/31/98          17,911        20,381        20,843        11,333
   2/28/98          19,002        21,888        22,436        11,354
   3/31/98          19,725        22,789        23,457        11,374
   4/30/98          19,773        22,915        23,616        11,396
   5/31/98          18,168        21,680        22,339        11,417
   6/30/98          18,296        21,725        22,394        11,430
   7/31/98          16,868        19,965        20,789        11,445
   8/31/98          13,177        16,092        16,585        11,459
   9/30/98          14,188        17,352        17,514        11,473
  10/31/98          14,974        18,060        18,227        11,501
  11/30/98          15,985        19,006        19,353        11,501
  12/31/98          17,670        20,183        20,646        11,493
   1/31/99          17,430        20,445        20,972        11,522
   2/28/99          15,760        18,797        19,106        11,536
   3/31/99          16,049        19,091        19,702        11,571
   4/30/99         $16,370       $20,801       $20,561       $11,655

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performances of the Russell 2000 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Opportunity
Growth Fund
$16,370

Russell 2000
Index
$20,801

Lipper Median
Small Company
Growth Stocks
$20,561

Consumer
Price Index
$11,655

INSET BOX ON CHART READS:

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------

                                                              Since
                                                            Inception
Class A shares                    1-Year         5-Year      1/8/93
Net Asset Value                   -17.21%         8.04%       9.27%
Public Offering Price             -20.50%         7.15%       8.57%

                                                  Since
                                                Inception
Class B shares                    1-Year        10/31/97
If Held (NAV)                     -17.83%       -13.20%
If Redeemed (CDSC)                -21.94%       -15.53%

Institutional shares
Net Asset Value                   -17.03%       -12.40%

*See accompanying notes to Portfolio Management Reviews.



LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.


For much of 1998, stocks with the largest capitalizations outperformed both small- and medium-capitalization shares. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) These performance gaps have decreased in the past six months as economic confidence has increased. During this time an emphasis on stocks with somewhat greater capitalizations, as well as overweightings in high-growth sectors like technology and telecommunications, helped the LB Mid Cap Growth Fund outperform its market benchmarks.

For the six months ended April 30, 1999 the Fund had a total return (based on Class A Share NAV) of 27.53%. That compares to an average return of 23.07% for mid-cap growth funds tracked by Lipper, Inc. and 18.85% for the Standard & Poor's 400 MidCap Index.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)


Short-Term Securities                       3.1%

Common Stocks                              96.9%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % Of Portfolio
------------------------------------------------------------------------
America Online, Inc.                                               1.3%

Comverse Technology, Inc.                                          0.8%

Xilinx, Inc.                                                       0.7%

Abercrombie & Fitch Co., Class A                                   0.7%

Tyco International, Ltd.                                           0.7%

Fiserv, Inc.                                                       0.6%

Lexmark International Group, Inc., Class A                         0.6%

Ascend Communications, Inc.                                        0.6%

Uniphase Corp.                                                     0.6%

General Instrument Corp.                                           0.6%

These holdings represent 7.2% of the Fund's total investment portfolio.


Technology, Communications Stocks Lead Returns

At the start of the reporting period, after finding new investment opportunities in a sharp market correction, the Fund was overweighted in technology, energy, health care and biotechnology stocks, and underweighted in basic materials and capital goods stocks. In the months that followed, we continued to add attractively priced technology stocks and also increased the Fund's weighting in capital goods shares. Technology stocks, particularly those of communications services and Internet firms, gained strongly in the first quarter of 1999. Among the top performers were shares of Terayon Communications Systems (a modem manufacturer), Macromedia, Inc. (an Internet software producer), Verio, Inc. (an Internet service provider) and Western Wireless Corp. (a cellular phone carrier). Financial stocks also performed well, particularly those tied to electronic securities trading. Shares of capital goods firms gained sharply toward the end of the period, as investors moved into stocks with greater economic sensitivity.

These performances helped offset disappointing returns from stocks of some health care companies, such as Total Renal Care and Health
Management Associates, which struggled under government health care regulations and new Medicare payment policies.

Although we trimmed the Fund's technology holdings slightly as the sector became more expensive, strong market appreciation helped the group's weighting increase for the period, along with the weighting for telecommunications stocks. Shares of consumer growth stocks also increased -- a reflection of the sustained strength in retail spending. At the end of the period we remained underweighted in stocks of consumer staples firms and utility companies.



[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronic Equipment                                            10.8%

Retail                                                          10.8%

Bank & Finance                                                  10.1%

Services                                                         7.8%

Drugs & Health Care                                              6.2%

Computer Software                                                5.8%

Computers & Office Equipment                                     5.3%

Oil & Oil Service                                                5.1%

Telecommunications Equipment                                     4.3%

Telephone & Telecommunications                                   4.2%

These holdings represent 70.4% of the Fund's total investment portfolio.



The Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:        5/30/97

Shareholder
Accounts:               20,776

Total Assets
(in millions):           $58.0



A Greater Emphasis on Value

If the economic outlook remains bright, medium-company stocks should continue to perform well. We are particularly encouraged by the broadening of stock gains in recent weeks to include more mid-sized issues.

As stock prices move ever higher and investors shift from growth-oriented stocks to those with greater value, we plan to give more attention to value issues, as well. This may include a shift into stocks of mid-sized firms with somewhat smaller capitalizations, a decreased focus on Internet stocks, and a greater focus on shares of semiconductor firms. We expect to remain overweighted in technology and telecommunications companies and maintain a neutral-to-underweighted position in basic industry and capital goods firms.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 5/30/97)]


                                           Lipper Median
   Month End    LB Mid Cap       S&P 400      Mid Cap       Consumer
     Date      Growth Fund   Mid Cap Index  Stock Funds    Price Index
----------------------------------------------------------------------
    5/31/97      10,000         10,000        10,000         10,000
    6/30/97       9,979         10,285        10,395         10,012
    7/31/97      10,622         11,303        11,225         10,025
    8/31/97      10,519         11,290        11,193         10,044
    9/30/97      11,079         11,939        11,924         10,068
   10/31/97      10,716         11,419        11,380         10,094
   11/30/97      10,560         11,588        11,378         10,087
   12/31/97      10,802         12,038        11,571         10,075
    1/31/98      10,647         12,038        11,368         10,094
    2/28/98      11,608         13,035        12,382         10,112
    3/31/98      12,083         13,623        12,962         10,131
    4/30/98      12,171         13,872        13,084         10,150
    5/31/98      11,520         13,248        12,484         10,168
    6/30/98      11,862         13,331        12,760         10,181
    7/31/98      11,299         12,814        12,113         10,194
    8/31/98       8,979         10,431         9,763         10,206
    9/30/98       9,576         11,434        10,439         10,218
   10/31/98      10,150         12,456        11,064         10,244
   11/30/98      10,890         13,078        11,720         10,244
   12/31/98      12,050         14,658        12,915         10,237
    1/31/99      12,502         14,087        13,068         10,262
    2/28/99      11,774         13,349        12,204         10,274
    3/31/99      12,502         13,723        12,721         10,306
    4/30/99     $12,944        $14,804       $13,402        $10,381

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 400 MidCap Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares                      1 Year       5/30/97
Net Asset Value                      6.35%        16.89%
Public Offering Price                2.09%        14.40%

                                                   Since
                                                 Inception
Class B shares                      1 Year      10/31/97
If Held (NAV)                        5.56%        12.62%
If Redeemed (CDSC)                   0.56%        10.08%

Institutional shares
Net Asset Value                      6.62%        13.73%

*See accompanying notes to Portfolio Management Reviews.



LB World Growth Fund

[PHOTO OMITTED: MARTIN G. WADE]

Martin G. Wade is chief executive officer and vice chairman of Rowe Price-Fleming International, the investment subadvisor for the LB World Growth Fund. He heads the Fund's portfolio management team and has done so since the Fund's inception in September of 1995. Martin has been working in research and investment management since 1968 and has been with Rowe Price-Fleming since 1979.


As foreign economies stabilized in the last six months and stock markets strengthened, prices of Japanese stocks outpaced prices of European shares. The LB World Growth Fund did not fully participate in Japan's strong economic rebound, having previously underweighted Japanese holdings versus Morgan Stanley Capital International's Europe, Australasia, and Far East (EAFE) Index for some time. Meanwhile, the Fund remained overweighted in European stocks relative to the Index and benefited from a slight overweighting in stocks of Latin American firms, which rebounded strongly in the second half of the period.

Although the Fund earned a healthy total return of 13.12% (based on Class A Share NAV) for the six months ended April 30, 1999, regional weightings caused the Fund to underperform the EAFE Index, which had a total return of 15.44%. Over the same time, international stock funds tracked by Lipper, Inc. had an average total return of 15.08%.


[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Preferred Stocks                                    0.5%

Short-Term Securities                               4.2%

Common Stocks & Warrants                           95.3%

The Fund's portfolio composition and top holdings represent all share classes.


Changing Economic Outlooks

When the period began, stocks in Europe, Asia and Latin America represented about 72%, 21% and 4% of Fund assets, respectively, versus 73%, 27% and 0% of the EAFE Index. Stocks in Japan rose sharply in the months that followed on encouraging economic data, continued corporate restructuring and further stabilizing in neighboring Asian economies. Prices for European stocks also strengthened. However, because they had not previously experienced the sharp declines of Asian stocks, their increase appeared much less dramatic. Fiscal reforms and restructuring in Brazil helped the Fund's Latin American holdings improve as well.

With foreign investors further increasing their positions in Asia during the first four months of 1999, stock prices in that region continued to rebound, though gains were smaller than in the fourth quarter of 1998. Meanwhile, despite a brief currency crisis in January, prices for stocks in Latin America rose sharply as interest rates fell and investor confidence improved. Stocks in Europe were lackluster as economic news disappointed investors and Europe's new currency, the "euro" lost value against the U.S. dollar.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                              % of
Top 10 Holdings                 Country                     Portfolio
----------------------------------------------------------------------

National Westminster Bank     United Kingdom                  2.8%
SmithKline Beecham plc        United Kingdom                  1.9%
Wolters Kluwer                Netherlands                     1.8%
Shell Transport & Trading Co. United Kingdom                  1.8%
Kingfisher                    United Kingdom                  1.8%
Nestle SA                     Switzerland                     1.7%
Telecom Italia Spa            Italy                           1.6%
ING Groep NV                  Netherlands                     1.6%
Glaxo Wellcome                United Kingdom                  1.4%
Vivendi                       France                          1.3%

These holdings represent 17.7% of the Fund's total investment portfolio.


[GRAPHIC OMITTED: TOP 10 COUNTRIES]

Top 10 Countries
----------------------------------------------------------------------
United Kingdom                                               19.4%
Japan                                                        17.4%
France                                                       10.2%
Netherlands                                                  10.2%
Switzerland                                                   6.8%
Germany                                                       6.3%
Italy                                                         5.7%
Spain                                                         3.1%
Sweden                                                        2.7%
Australia                                                     2.5%

These countries represent 84.3% of the Fund's total investment portfolio.

The World Growth Fund seeks long-term capital growth by investing primarily in common stocks issued by established companies outside of the United States.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:         9/5/95

Shareholder
Accounts:               23,495

Total Assets
(in millions):          $100.1


During the period, we locked in gains from European stocks that had performed well and traded for those with greater room for growth. With a rapid expansion in saving by European consumers, we added investments in several insurance firms. We increased also holdings in the European telecommunications sector. In Asia, we added telecommunications shares, too, as well as shares of a bank in Singapore and a retailer in Japan.

At the end of the period, stocks in Europe, Asia and Latin America represented about 70%, 24% and 5% of Fund assets, respectively, versus 70%, 30% and 0% of the EAFE Index. Holdings in the United Kingdom increased also slightly during that time, while those in the Netherlands decreased modestly.

Further Improvements Ahead

With continued recovery in exports to Asia and Latin America, we believe the European economy will strengthen in coming months. European stocks should also benefit from active corporate restructuring and industry mergers. Stocks in Japan should gain from continued economic support from the government, as well as from improvements in productivity. Economic gains in other parts of Asia could be more gradual, particularly if recent stock market rallies make governments and businesses complacent in making necessary changes for long-term economic growth.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 9/30/95)]

                              Morgan Stanley    Lipper Median   Consumer
  Month End    LB World  Capital International  International    Price
    Date      Growth Fund      EAFE Index        Stock Funds     Index
------------------------------------------------------------------------
   9/30/95      10,000           10,000             10,000      10,000
  10/31/95       9,430            9,734              9,790      10,033
  11/30/95       9,508           10,008              9,893      10,027
  12/31/95       9,817           10,413             10,203      10,020
   1/31/96      10,041           10,458             10,413      10,079
   2/29/96      10,108           10,495             10,443      10,111
   3/31/96      10,265           10,721             10,625      10,163
   4/30/96      10,567           11,035             10,957      10,202
   5/31/96      10,522           10,834             10,899      10,222
   6/30/96      10,634           10,898             10,975      10,228
   7/31/96      10,298           10,582             10,581      10,248
   8/31/96      10,444           10,607             10,691      10,268
   9/30/96      10,679           10,892             10,919      10,301
  10/31/96      10,612           10,783             10,829      10,333
  11/30/96      11,093           11,214             11,290      10,353
  12/31/96      11,135           11,073             11,320      10,353
   1/31/97      10,977           10,688             11,247      10,385
   2/28/97      11,090           10,865             11,394      10,418
   3/31/97      11,068           10,907             11,421      10,444
   4/30/97      11,135           10,967             11,449      10,457
   5/31/97      11,869           11,683             12,144      10,451
   6/30/97      12,378           12,331             12,702      10,464
   7/31/97      12,705           12,533             13,039      10,476
   8/31/97      11,531           11,599             12,078      10,497
   9/30/97      12,299           12,251             12,839      10,522
  10/31/97      11,395           11,311             11,862      10,549
  11/30/97      11,350           11,198             11,763      10,542
  12/31/97      11,377           11,299             11,862      10,529
   1/31/98      11,779           11,819             12,158      10,549
   2/28/98      12,458           12,580             12,944      10,568
   3/31/98      12,883           12,970             13,584      10,587
   4/30/98      12,975           13,075             13,772      10,607
   5/31/98      12,941           13,015             13,786      10,627
   6/30/98      12,941           13,116             13,703      10,640
   7/31/98      13,102           13,253             13,891      10,653
   8/31/98      11,469           11,613             11,937      10,666
   9/30/98      11,192           11,260             11,520      10,679
  10/31/98      12,170           12,437             12,411      10,706
  11/30/98      12,734           13,078             13,058      10,706
  12/31/98      13,165           13,597             13,467      10,698
   1/31/99      13,038           13,560             13,512      10,725
   2/28/99      12,783           13,240             13,164      10,738
   3/31/99      13,293           13,796             13,628      10,771
   4/30/99     $13,767          $14,359            $14,206     $10,849

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB World Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares              1-Year                9/5/95
Net Asset Value              6.10%                10.70%
Public Offering Price        1.86%                 9.49%

                                                   Since
                                                 Inception
Class B shares              1-Year               10/31/97
If Held (NAV)                5.23%                 12.65%
If Redeemed (CDSC)           0.23%                 10.12%

Institutional shares
Net Asset Value              6.34%                 13.78%

*See accompanying notes to Portfolio Management Reviews.



LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline is a Chartered Financial Analyst and portfolio manager of the LB Fund. He is a vice president of Lutheran Brotherhood and has managed the LB Fund since 1994. He has been with Lutheran Brotherhood since 1968.


As the economic outlook brightened over the last six months of the period, stock investors continued to favor large companies for their more reliable earnings growth. With its continuing emphasis on stocks of large companies that are also market share leaders in their industries, the Lutheran Brotherhood Fund outperformed its market benchmarks during this time.

For the six months ended April 30, 1999, the Fund had a total return (based on Class A Share NAV) of 24.12%. This compares to an average return of 18.38% for growth and income funds tracked by Lipper, Inc. Over the same time, the S&P 500 Index, which includes many of the period's top-performing large-capitalization stocks, had a return of 22.28%. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.)

Portfolio Adjustments

Since the end of 1996, the Fund has been fully invested in larger firms that are proven leaders in their industry groups and have strong potential for continued long-term growth. Under this strategy, we maintain industry sector weightings similar to those of the Fund's Lipper group.


[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)


Short-Term Securities                      2.2%

Common Stocks                             97.8%

The Fund's portfolio composition and top holdings represent all share classes.


Late in 1998, Lipper, Inc. announced new categories by which it will compare the performances of individual stock funds. Later this year, the Lutheran Brotherhood Fund will be placed in a newly created category, tentatively titled "Large Cap Core Funds." In order to maintain competitiveness in the Fund's new category, we trimmed some holdings in energy, consumer staples, utility, financial and industrial firms and increased the Fund's exposure to technology, service, health care and retail stocks. The net effect of these adjustments was a slight shift in the Fund's investment style to a greater focus on growth, which added to performance in a market that was favoring growth stocks. To help manage risk and volatility, we increased the Fund's number of holdings from 75 to 90 and broadened the size range for individual positions.


[GRAPHIC OMITTED:
TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                         % of Portfolio
------------------------------------------------------------------------
Cisco Systems, Inc.                                             3.1%
Microsoft Corp.                                                 3.0%
General Electric Co.                                            2.9%
MCI Worldcom, Inc.                                              2.4%
AT&T Corp.                                                      2.3%
Intel Corp.                                                     2.0%
Pfizer, Inc.                                                    2.0%
American International Group, Inc.                              1.9%
Merck & Co., Inc.                                               1.5%
Bank of America Corp.                                           1.5%

These holdings represent 22.6% of the Fund's total investment portfolio.


As in the past, we periodically trimmed shares of companies that had performed well for holdings with greater room for growth. Among the new positions we added were America Online, Sun Microsystems, Home Depot, EMC Corp. (a manufacturer of computer storage products), Illinois Tool Works, Omnicom Group (an international advertising agency) and At Home Corp. (a leading cable provider of Internet services).


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Bank & Finance                                                 14.8%

Drugs & Health Care                                            12.1%

Computers & Office Equipment                                    9.6%

Retail                                                          8.3%

Telephone & Telecommunications                                  7.9%

Oil & Oil Service                                               6.2%

Conglomerates                                                   4.8%

Computer Software                                               4.0%

Chemicals                                                       3.6%

Food & Beverage                                                 3.2%

These holdings represent 74.5% of the Fund's total investment portfolio.



The Lutheran Brotherhood Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S.
companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:         6/2/70

Shareholder
Accounts:              122,206

Total Assets
(in millions):        $1,483.0


Well-Positioned for Stronger Growth

Toward the end of the period, investors expanded their focus to include stocks of firms with smaller market capitalizations and greater sensitivity to economic change. If growth remains strong, as we expect, this trend should continue. Although stocks of small- and medium-sized firms could start to outpace shares of larger companies in this environment, a continued emphasis on industry leaders should help the Fund continue to perform well against other funds with similar investment objectives. In addition, the Fund holds many economically sensitive issues that are poised to rebound as investor confidence improves. If the current "market rotation" continues and larger companies begin to lag smaller companies, we may look for opportunities in the smaller end of the large company spectrum and in companies with stronger ties to the economic cycle.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 4/30/89)]

                          Standard & Poor's  Lipper Median   Consumer
   Month End                 500 Stock     Growth & Income    Price
     Date         LB Fund      Index            Funds         Index
----------------------------------------------------------------------
   4/30/89         10,000      10,000          10,000         10,000
   5/31/89          9,931      10,384          10,337         10,057
   6/30/89          9,844      10,333          10,284         10,081
   7/31/89         10,763      11,277          10,981         10,106
   8/31/89         11,127      11,486          11,212         10,122
   9/30/89         11,093      11,440          11,161         10,154
  10/31/89         10,431      11,184          10,840         10,203
  11/30/89         10,779      11,400          11,003         10,227
  12/31/89         10,806      11,675          11,155         10,244
   1/31/90         10,021      10,902          10,519         10,349
   2/28/90         10,109      11,022          10,655         10,398
   3/31/90         10,396      11,322          10,882         10,455
   4/30/90         10,217      11,050          10,616         10,471
   5/31/90         11,316      12,105          11,440         10,496
   6/30/90         11,385      12,033          11,426         10,552
   7/31/90         11,327      12,003          11,337         10,593
   8/31/90         10,402      10,907          10,438         10,690
   9/30/90          9,852      10,378           9,929         10,780
  10/31/90          9,846      10,345           9,776         10,845
  11/30/90         10,363      11,001          10,349         10,869
  12/31/90         10,595      11,308          10,649         10,869
   1/31/91         11,115      11,812          11,165         10,934
   2/28/91         11,830      12,636          11,894         10,950
   3/31/91         12,046      12,947          12,170         10,967
   4/30/91         12,111      12,990          12,180         10,983
   5/31/91         12,666      13,531          12,668         11,015
   6/30/91         11,961      12,918          12,132         11,048
   7/31/91         12,577      13,535          12,641         11,064
   8/31/91         12,957      13,840          12,930         11,097
   9/30/91         12,741      13,609          12,814         11,145
  10/31/91         13,011      13,810          13,010         11,162
  11/30/91         12,537      13,236          12,497         11,194
  12/31/91         14,068      14,751          13,733         11,202
   1/31/92         13,858      14,493          13,731         11,219
   2/28/92         14,003      14,662          13,963         11,259
   3/31/92         13,647      14,377          13,721         11,316
   4/30/92         13,745      14,817          13,937         11,332
   5/31/92         13,872      14,868          14,023         11,348
   6/30/92         13,540      14,650          13,741         11,389
   7/31/92         13,953      15,267          14,200         11,413
   8/31/92         13,698      14,939          13,932         11,446
   9/30/92         13,890      15,113          14,097         11,478
  10/31/92         14,161      15,183          14,186         11,519
  11/30/92         14,764      15,678          14,710         11,535
  12/31/92         14,883      15,875          14,932         11,527
   1/31/93         15,169      16,021          15,101         11,584
   2/28/93         15,219      16,222          15,212         11,625
   3/31/93         15,659      16,566          15,605         11,665
   4/30/93         15,394      16,184          15,319         11,698
   5/31/93         15,778      16,590          15,678         11,714
   6/30/93         15,830      16,645          15,726         11,730
   7/31/93         15,693      16,595          15,712         11,730
   8/31/93         16,156      17,209          16,287         11,763
   9/30/93         16,129      17,076          16,277         11,787
  10/31/93         16,293      17,447          16,509         11,836
  11/30/93         15,870      17,262          16,284         11,844
  12/31/93         16,176      17,478          16,639         11,844
   1/31/94         16,752      18,084          17,158         11,877
   2/28/94         16,295      17,576          16,824         11,917
   3/31/94         15,503      16,813          16,119         11,958
   4/30/94         15,540      17,044          16,270         11,974
   5/31/94         15,714      17,294          16,426         11,982
   6/30/94         15,283      16,870          16,052         12,023
   7/31/94         15,742      17,442          16,493         12,055
   8/31/94         16,312      18,145          17,123         12,104
   9/30/94         16,036      17,699          16,743         12,136
  10/31/94         16,276      18,111          16,924         12,145
  11/30/94         15,613      17,439          16,301         12,161
  12/31/94         15,624      17,696          16,474         12,161
   1/31/95         16,003      18,168          16,710         12,210
   2/28/95         16,456      18,862          17,336         12,258
   3/31/95         16,751      19,426          17,782         12,299
   4/30/95         17,242      20,007          18,217         12,340
   5/31/95         17,807      20,777          18,806         12,364
   6/30/95         18,392      21,261          19,201         12,388
   7/31/95         19,210      21,982          19,831         12,388
   8/31/95         18,996      22,026          19,944         12,421
   9/30/95         19,712      22,953          20,560         12,445
  10/31/95         19,750      22,887          20,332         12,486
  11/30/95         20,663      23,873          21,226         12,478
  12/31/95         20,630      24,334          21,598         12,470
   1/31/96         21,210      25,178          22,185         12,543
   2/29/96         21,470      25,395          22,480         12,583
   3/31/96         21,580      25,644          22,768         12,648
   4/30/96         22,001      26,034          23,100         12,697
   5/31/96         22,382      26,677          23,535         12,721
   6/30/96         22,251      26,781          23,502         12,729
   7/31/96         21,177      25,608          22,496         12,754
   8/31/96         21,749      26,140          23,110         12,778
   9/30/96         22,885      27,607          24,173         12,819
  10/31/96         23,227      28,385          24,661         12,859
  11/30/96         24,918      30,520          26,311         12,884
  12/31/96         24,183      29,916          25,985         12,884
   1/31/97         25,705      31,803          27,089         12,924
   2/28/97         25,661      32,036          27,249         12,965
   3/31/97         24,659      30,716          26,263         12,998
   4/30/97         26,162      32,562          27,234         13,014
   5/31/97         27,469      34,519          28,904         13,006
   6/30/97         28,635      36,069          30,028         13,022
   7/31/97         30,752      38,940          32,283         13,038
   8/31/97         29,028      36,751          31,131         13,063
   9/30/97         30,392      38,776          32,703         13,095
  10/31/97         29,496      37,497          31,539         13,128
  11/30/97         30,491      39,218          32,434         13,119
  12/31/97         30,931      39,892          32,986         13,103
   1/31/98         31,258      40,351          33,072         13,128
   2/28/98         33,451      43,244          35,357         13,152
   3/31/98         35,311      45,463          36,958         13,176
   4/30/98         35,662      45,926          37,236         13,201
   5/31/98         34,717      45,109          36,491         13,225
   6/30/98         36,032      46,945          37,064         13,241
   7/31/98         35,268      46,456          36,171         13,258
   8/31/98         29,418      39,734          30,810         13,274
   9/30/98         31,123      42,269          32,492         13,290
  10/31/98         33,941      45,731          34,916         13,323
  11/30/98         35,858      48,493          36,735         13,323
  12/31/98         38,139      51,291          38,326         13,314
   1/31/99         40,061      53,435          39,717         13,347
   2/28/99         39,216      51,773          38,387         13,363
   3/31/99         41,267      53,844          39,961         13,404
   4/30/99        $42,127     $55,944         $41,139        $13,501

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value               18.13%     22.06%      15.93%
Public Offering Price         13.38%     21.06%      15.46%

                                         Since
                                       Inception
Class B shares                1-Year   10/31/97
If Held (NAV)                 17.25%    25.99%
If Redeemed (CDSC)            12.25%    23.60%

Institutional shares
Net Asset Value               18.45%    27.24%

*See accompanying notes to Portfolio Management Reviews.



LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB High Yield Fund. Paul has been with Lutheran Brotherhood's Investment Division since 1987 and has served many roles: analyst, researcher, associate manager and portfolio manager.


After languishing for much of 1998, prices for high-yield corporate bonds rebounded late in the year and in the first months of 1999. Although greater economic optimism pushed interest rates higher, dampening the prices of Treasury and investment-grade bonds, high-yield issues experienced price gains as the outlook for corporate earnings improved. With particularly strong returns from positions in media and telecommunications firms, which represent a sizable portion of the LB High Yield Fund, the Fund outpaced its market benchmarks for the six months ended April 30, 1999.

During the reporting period, the Fund had a total return (based on Class A Share NAV) of 10.95%. That compares with an average total return of 10.67% for high-yield bond funds tracked by Lipper, Inc. Over the same time, the Lehman Brothers High-Yield Index had a return of 8.25%.

Maximizing the Rebound

High-yield bonds from the fast-growing media/telecommunications group tend to fluctuate more in price than bonds in the high-yield sector as a whole. When the high-yield market fell sharply in the third quarter of 1998, these issues were hit particularly hard. As investors later looked for value from the high-yield sector, the recovery in media/telecommunications debt was especially strong. Having added to the group when prices were beaten down and had become quite attractive, we were able to maximize the effects of this rebound. The Fund also benefited from added holdings in issues with lower credit ratings, which have also recovered strongly in recent months.


[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Non-Convertible Preferred Stocks                 8.5%

Common Stocks & Stock Warrants                   3.1%

Short-Term Securities                            2.3%

Convertible Preferred Stocks                     2.3%

Foreign Government Bonds                         0.4%

Corporate Bonds                                 83.4%

The Fund's portfolio composition and top holdings represent all share classes.

Later in the period we took profits by trimming some media/telecommunications issues that had performed well and invested the proceeds in issues with greater potential for gains. We also increased investments tied to economically sensitive sectors, such as capital goods. Because bonds of consumer finance firms have underperformed due to concerns about excessive consumer spending, we have trimmed the Fund's investments in that sector slightly. Our move into lower-rated issues also necessitated a decrease in holdings in the transportation sector.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa            0.0%

Aa             0.0%

A              0.4%

Baa            0.0%

Ba            20.7%

B             56.4%

Caa           12.2%

Ca             1.5%

C              0.0%

D              0.1%

Non Rated      8.7%


[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                    % of Portfolio
----------------------------------------------------------------------
Broadcasting                                              13.6%
Telecommunications - Wireline                             11.7%
Telecommunications - Wireless                              9.4%
Bank & Finance                                             4.3%
Leisure & Entertainment                                    3.6%
Drugs & Health Care                                        3.1%
Hospital Management                                        3.0%
Machinery & Equipment                                      2.6%
Telecommunications - Data/Internet                         2.5%
Oil & Gas                                                  2.4%

These bond holdings represent 56.2% of the Fund's total investment portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                            % of Portfolio
----------------------------------------------------------------------
NTL, Inc.                                                  1.4%
Intermedia Capital Partners                                1.2%
Intermedia Communications Inc.                             1.2%
Primedia, Inc.                                             1.2%
Orion Network Systems, Inc.                                1.1%
CSC Holdings Inc.                                          1.1%
United International Holdings, Inc.                        1.0%
NETLINK Communications, Inc.                               1.0%
Nextel Communications, Inc.                                1.0%
CMS Energy Corp.                                           0.9%

These holdings represent 11.1% of the Fund's total investment portfolio.



The High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:         4/3/87

Shareholder
Accounts:               70,311

Total Assets
(in millions):          $949.9


Adjusting to a Brighter Outlook

If economic growth remains positive and inflation remains in check, high-yield bonds could continue to perform well. As a result, we expect to maintain our current emphasis on bonds with slightly lower credit ratings, which tend to outperform in a high-yield bull market. However, with foreign economies still vulnerable to further weakness, we do not plan to increase investments in the lowest tiers of quality ratings.

Should the media/telecommunications area make further gains, we may take additional profits in this area. If the outlook for growth remains bright, we could use the proceeds from such sales to further increase positions in economically sensitive issues. In addition, with more gains in oil prices possible, we may look for additional opportunities in the energy sector.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 4/30/89)]

                 Lehman                      Lipper
                 LB High         High        Median
  Month End       Yield         Yield         High        Consumer
    Date          Fund          Index        Current     Price Index
--------------------------------------------------------------------
   4/30/89       10,000        10,000        10,000        10,000
   5/31/89        9,814        10,194        10,144        10,057
   6/30/89       10,061        10,320        10,313        10,081
   7/31/89       10,026        10,307        10,328        10,106
   8/31/89       10,086        10,342        10,334        10,122
   9/30/89        9,878        10,168        10,172        10,154
  10/31/89        9,470         9,927         9,871        10,203
  11/30/89        9,413         9,907         9,822        10,227
  12/31/89        9,246         9,923         9,752        10,244
   1/31/90        8,963         9,710         9,501        10,349
   2/28/90        8,746         9,510         9,269        10,398
   3/31/90        8,783         9,759         9,378        10,455
   4/30/90        8,785         9,742         9,372        10,471
   5/31/90        9,074         9,931         9,577        10,496
   6/30/90        9,186        10,171         9,771        10,552
   7/31/90        9,349        10,444         9,973        10,593
   8/31/90        8,991         9,850         9,566        10,690
   9/30/90        8,592         9,131         9,084        10,780
  10/31/90        8,289         8,652         8,693        10,845
  11/30/90        8,422         8,922         8,728        10,869
  12/31/90        8,558         8,972         8,755        10,869
   1/31/91        8,606         9,218         8,878        10,934
   2/28/91        9,235        10,227         9,515        10,950
   3/31/91        9,675        10,829         9,989        10,967
   4/30/91       10,027        11,273        10,373        10,983
   5/31/91       10,118        11,293        10,437        11,015
   6/30/91       10,405        11,628        10,657        11,048
   7/31/91       10,695        12,000        10,975        11,064
   8/31/91       10,853        12,276        11,181        11,097
   9/30/91       11,025        12,446        11,369        11,145
  10/31/91       11,421        12,862        11,732        11,162
  11/30/91       11,596        12,929        11,841        11,194
  12/31/91       11,646        13,115        11,944        11,202
   1/31/92       12,185        13,577        12,418        11,219
   2/28/92       12,526        13,912        12,715        11,259
   3/31/92       12,753        14,085        12,912        11,316
   4/30/92       12,864        14,138        13,005        11,332
   5/31/92       13,065        14,338        13,195        11,348
   6/30/92       13,140        14,472        13,328        11,389
   7/31/92       13,368        14,691        13,566        11,413
   8/31/92       13,551        14,883        13,739        11,446
   9/30/92       13,689        15,035        13,880        11,478
  10/31/92       13,441        14,823        13,648        11,519
  11/30/92       13,675        15,010        13,850        11,535
  12/31/92       13,989        15,181        14,035        11,527
   1/31/93       14,564        15,623        14,416        11,584
   2/28/93       14,740        15,898        14,695        11,625
   3/31/93       15,024        16,103        14,985        11,665
   4/30/93       15,084        16,243        15,104        11,698
   5/31/93       15,339        16,436        15,342        11,714
   6/30/93       15,812        16,781        15,698        11,730
   7/31/93       15,938        16,944        15,854        11,730
   8/31/93       16,066        17,087        15,971        11,763
   9/30/93       16,059        17,131        16,021        11,787
  10/31/93       16,562        17,477        16,380        11,836
  11/30/93       16,624        17,561        16,484        11,844
  12/31/93       16,908        17,779        16,728        11,844
   1/31/94       17,406        18,164        17,126        11,877
   2/28/94       17,346        18,117        17,094        11,917
   3/31/94       16,703        17,432        16,544        11,958
   4/30/94       16,448        17,314        16,304        11,974
   5/31/94       16,512        17,323        16,341        11,982
   6/30/94       16,522        17,376        16,318        12,023
   7/31/94       16,388        17,524        16,289        12,055
   8/31/94       16,509        17,648        16,299        12,104
   9/30/94       16,431        17,650        16,299        12,136
  10/31/94       16,484        17,692        16,282        12,145
  11/30/94       16,088        17,470        16,064        12,161
  12/31/94       16,014        17,599        16,083        12,161
   1/31/95       16,086        17,838        16,214        12,210
   2/28/95       16,699        18,450        16,655        12,258
   3/31/95       16,871        18,649        16,806        12,299
   4/30/95       17,278        19,123        17,216        12,340
   5/31/95       17,629        19,658        17,599        12,364
   6/30/95       17,724        19,790        17,653        12,388
   7/31/95       18,282        20,039        17,964        12,388
   8/31/95       18,359        20,102        18,012        12,421
   9/30/95       18,518        20,349        18,227        12,445
  10/31/95       18,616        20,475        18,372        12,486
  11/30/95       18,839        20,655        18,496        12,478
  12/31/95       19,118        20,979        18,777        12,470
   1/31/96       19,576        21,349        19,167        12,543
   2/29/96       20,079        21,366        19,330        12,583
   3/31/96       19,883        21,351        19,259        12,648
   4/30/96       19,986        21,398        19,411        12,697
   5/31/96       20,176        21,526        19,562        12,721
   6/30/96       20,020        21,705        19,588        12,729
   7/31/96       19,863        21,805        19,693        12,754
   8/31/96       20,190        22,040        20,007        12,778
   9/30/96       20,855        22,571        20,531        12,819
  10/31/96       20,783        22,745        20,642        12,859
  11/30/96       20,982        23,193        21,023        12,884
  12/31/96       21,213        23,360        21,274        12,884
   1/31/97       21,465        23,589        21,486        12,924
   2/28/97       21,741        23,978        21,871        12,965
   3/31/97       21,057        23,621        21,436        12,998
   4/30/97       21,056        23,869        21,609        13,014
   5/31/97       21,863        24,380        22,165        13,006
   6/30/97       22,459        24,719        22,524        13,022
   7/31/97       23,231        25,399        23,109        13,038
   8/31/97       23,301        25,340        23,156        13,063
   9/30/97       24,010        25,842        23,697        13,095
  10/31/97       23,783        25,865        23,605        13,128
  11/30/97       23,830        26,113        23,794        13,119
  12/31/97       24,072        26,343        24,060        13,103
   1/31/98       24,561        26,817        24,522        13,128
   2/28/98       24,898        26,976        24,706        13,152
   3/31/98       25,212        27,229        25,020        13,176
   4/30/98       25,079        27,335        25,090        13,201
   5/31/98       24,999        27,431        25,095        13,225
   6/30/98       25,107        27,530        25,118        13,241
   7/31/98       25,241        27,687        25,294        13,258
   8/31/98       23,256        26,158        23,581        13,274
   9/30/98       22,928        26,276        23,423        13,290
  10/31/98       22,462        25,737        22,915        13,323
  11/30/98       23,546        26,806        24,184        13,323
  12/31/98       23,604        26,835        24,097        13,314
   1/31/99       23,974        27,232        24,459        13,347
   2/28/99       23,887        27,072        24,376        13,363
   3/31/99       24,147        27,329        24,729        13,404
   4/30/99      $24,920       $27,859       $25,261       $13,501

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares               1-Year      5-Year     10-Year
Net Asset Value              -0.63%       8.66%      10.00%
Public Offering Price        -4.56%       7.77%       9.56%

                                         Since
                                       Inception
Class B shares               1-Year     10/31/97
If Held (NAV)                -1.45%       2.44%
If Redeemed (CDSC)           -6.38%      -0.22%

Institutional shares
Net Asset Value              -0.38%       3.50%

*See accompanying notes to Portfolio Management Reviews.


[PHOTO OMITTED: CHARLES E. HEEREN AND MICHAEL G. LANDREVILLE]

LB Income Fund

Charles E. Heeren (on right), a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager for the LB Income Fund. He has managed the Fund since January 1986, and has been with Lutheran Brotherhood since 1976.

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the LB Income Fund. He has worked in Lutheran Brotherhood's bond department since 1983 and has managed various fixed-income portfolios. Mike is also a Certified Public Accountant.


As investors became more confident about economic growth over the last six months, demand shifted from U.S. Treasury bonds and other government issues to corporate bonds. Looking for value in the corporate sector, investors gave particular attention to higher-yielding issues from economically sensitive industries. By anticipating this shift and increasing investments in these "cyclical" corporate bonds with greater yields, we helped support returns for the LB Income Fund.

For the six months ended April 30, 1999, the Fund earned a total return (based on Class A Share NAV) of 0.94%, versus an average total return of 0.38% for the high-quality corporate bond funds tracked by Lipper, Inc. Over the same time, the Lehman Aggregate Bond Index, which has a larger representation of government securities, returned 0.69%.


[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

U.S. Government                 14.7%

Asset-Backed Securities          8.5%

Mortgage-Backed Securities       7.4%

Short-Term Securities            4.5%

U.S. Government agency           3.4%

Foreign Government Bonds         3.3%

Preferred Stocks                 0.7%

Common Stocks                    0.1%

Corporate Bonds                 57.4%


The Fund's portfolio composition and top holdings represent all share classes.

The "Flight to Quality" Ends

In the second and third quarters of 1998, with investors uncertain where the economy would head, we had increased positions in U.S. Treasuries and trimmed investments in higher-yielding corporate debt with lower credit quality. However, during the fourth quarter of 1998, we traded Treasuries for high-quality corporates and issues of U.S. government agencies. The corporates we bought included issues from the financial sector, whose prices had been hit particularly hard by economic problems abroad. We also added issues of economically "defensive" firms, as well as those of telecommunications, electric and utility companies.

Besides supporting the Fund's income, these issues performed well when investors shifted their focus from Treasuries to corporates in the first months of 1999. As the economic outlook brightened, we further reduced investments in government issues and added corporate debt with slightly higher yields and somewhat lower credit ratings, including corporates from "cyclical" sectors that are more sensitive to economic change. For example, we increased the Fund's weighting in the energy sector, which benefited from rising oil prices during the period. With rising bond yields putting downward pressure on prices, we also gave somewhat greater attention to issues with shorter maturities. When prices fall, bonds with shorter maturities tend to experience less price erosion than longer-term issues.


[GRAPHIC OMITTED:
TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)     U.S. Government            3.8%
U.S. Treasury Bonds (Nov. 2010)     U.S. Government            3.6%
U.S. Treasury Bonds (Nov. 2016)     U.S. Government            3.0%
Government National Mortgage
Association                         Mortgage-backed            2.5%
World Financial Network Credit
Card Master Trust                   Asset-backed               2.0%
Federal National Mortgage
Association                         U.S. Government Agency     1.8%
Standard Credit Master Trust 1      Asset-backed               1.7%
General Electric Capital Corp.      Corporate                  1.6%
Federal National Mortgage
Association (May 2029)              Mortgage-backed            1.5%
U.S. Treasury Notes (July 2006)     U.S. Government            1.5%

These holdings represent 23.0% of the Fund's total investment portfolio.



[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                  38.9%

Aa                    9.8%

A                    19.5%

Baa                  21.0%

Ba                   10.0%

B                     0.8%

Caa                   0.0%

Ca                    0.0%

C                     0.0%

D                     0.0%

Non Rated             0.0%



The Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:         6/1/72

Shareholder
Accounts:               56,364

Total Assets
(in millions):          $770.5


Positioned for Further Growth

We believe the Fund is well-positioned for an environment of continued economic growth and low inflation. If growth should slow or inflation should pick up, we may once again trade some corporate bonds for Treasuries and increase investments in higher-quality corporates from economically defensive sectors. In the meantime, the Fund should benefit from the increased income and value these issues provide.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of a $10,000 Investment
Class A shares (since 4/30/89)]

                                 Lehman         Lipper
                                Aggregate       Median
   Month End      LB Income       Bond           Corp.        Consumer
     Date           Fund         Index          Debt A      Price Index
-----------------------------------------------------------------------
   4/30/89         10,000        10,000         10,000        10,000
   5/31/89          9,839        10,263         10,235        10,057
   6/30/89         10,192        10,575         10,535        10,081
   7/31/89         10,352        10,800         10,713        10,106
   8/31/89         10,219        10,640         10,573        10,122
   9/30/89         10,263        10,695         10,610        10,154
  10/31/89         10,437        10,958         10,830        10,203
  11/30/89         10,506        11,062         10,906        10,227
  12/31/89         10,481        11,092         10,922        10,244
   1/31/90         10,345        10,960         10,770        10,349
   2/28/90         10,379        10,995         10,779        10,398
   3/31/90         10,377        11,002         10,786        10,455
   4/30/90         10,249        10,901         10,662        10,471
   5/31/90         10,511        11,224         10,962        10,496
   6/30/90         10,647        11,405         11,136        10,552
   7/31/90         10,760        11,562         11,271        10,593
   8/31/90         10,565        11,407         11,077        10,690
   9/30/90         10,594        11,502         11,117        10,780
  10/31/90         10,689        11,648         11,237        10,845
  11/30/90         10,917        11,898         11,488        10,869
  12/31/90         11,077        12,084         11,667        10,869
   1/31/91         11,213        12,234         11,787        10,934
   2/28/91         11,375        12,338         11,915        10,950
   3/31/91         11,471        12,423         11,996        10,967
   4/30/91         11,635        12,557         12,143        10,983
   5/31/91         11,731        12,630         12,203        11,015
   6/30/91         11,718        12,624         12,181        11,048
   7/31/91         11,858        12,799         12,334        11,064
   8/31/91         12,111        13,075         12,629        11,097
   9/30/91         12,381        13,341         12,904        11,145
  10/31/91         12,467        13,489         13,019        11,162
  11/30/91         12,567        13,613         13,134        11,194
  12/31/91         12,987        14,017         13,604        11,202
   1/31/92         12,837        13,827         13,392        11,219
   2/28/92         12,891        13,917         13,459        11,259
   3/31/92         12,884        13,839         13,391        11,316
   4/30/92         12,936        13,938         13,461        11,332
   5/31/92         13,182        14,202         13,733        11,348
   6/30/92         13,396        14,398         13,934        11,389
   7/31/92         13,716        14,691         14,300        11,413
   8/31/92         13,841        14,840         14,414        11,446
   9/30/92         14,026        15,016         14,593        11,478
  10/31/92         13,798        14,817         14,345        11,519
  11/30/92         13,802        14,820         14,342        11,535
  12/31/92         14,027        15,055         14,582        11,527
   1/31/93         14,313        15,344         14,895        11,584
   2/28/93         14,616        15,613         15,232        11,625
   3/31/93         14,666        15,678         15,287        11,665
   4/30/93         14,766        15,788         15,388        11,698
   5/31/93         14,768        15,809         15,392        11,714
   6/30/93         15,046        16,095         15,734        11,730
   7/31/93         15,180        16,187         15,852        11,730
   8/31/93         15,477        16,470         16,216        11,763
   9/30/93         15,529        16,514         16,265        11,787
  10/31/93         15,598        16,575         16,340        11,836
  11/30/93         15,386        16,435         16,132        11,844
  12/31/93         15,447        16,523         16,202        11,844
   1/31/94         15,647        16,746         16,446        11,877
   2/28/94         15,294        16,455         16,085        11,917
   3/31/94         14,834        16,049         15,663        11,958
   4/30/94         14,705        15,920         15,488        11,974
   5/31/94         14,663        15,919         15,440        11,982
   6/30/94         14,566        15,884         15,387        12,023
   7/31/94         14,879        16,200         15,661        12,055
   8/31/94         14,873        16,219         15,664        12,104
   9/30/94         14,596        15,981         15,420        12,136
  10/31/94         14,535        15,966         15,377        12,145
  11/30/94         14,546        15,931         15,346        12,161
  12/31/94         14,696        16,041         15,455        12,161
   1/31/95         14,985        16,359         15,719        12,210
   2/28/95         15,311        16,748         16,076        12,258
   3/31/95         15,415        16,850         16,185        12,299
   4/30/95         15,651        17,086         16,405        12,340
   5/31/95         16,321        17,747         17,093        12,364
   6/30/95         16,446        17,877         17,209        12,388
   7/31/95         16,324        17,838         17,132        12,388
   8/31/95         16,547        18,053         17,348        12,421
   9/30/95         16,694        18,229         17,523        12,445
  10/31/95         16,937        18,465         17,770        12,486
  11/30/95         17,202        18,742         18,045        12,478
  12/31/95         17,462        19,005         18,314        12,470
   1/31/96         17,553        19,130         18,400        12,543
   2/29/96         17,148        18,797         18,019        12,583
   3/31/96         16,960        18,666         17,872        12,648
   4/30/96         16,851        18,561         17,738        12,697
   5/31/96         16,822        18,524         17,702        12,721
   6/30/96         17,038        18,772         17,909        12,729
   7/31/96         17,071        18,823         17,945        12,754
   8/31/96         16,980        18,791         17,902        12,778
   9/30/96         17,302        19,118         18,219        12,819
  10/31/96         17,710        19,542         18,618        12,859
  11/30/96         18,056        19,877         18,962        12,884
  12/31/96         17,848        19,692         18,759        12,884
   1/31/97         17,904        19,753         18,793        12,924
   2/28/97         17,958        19,802         18,848        12,965
   3/31/97         17,693        19,582         18,616        12,998
   4/30/97         17,921        19,876         18,871        13,014
   5/31/97         18,085        20,065         19,031        13,006
   6/30/97         18,354        20,304         19,263        13,022
   7/31/97         18,886        20,852         19,828        13,038
   8/31/97         18,676        20,675         19,606        13,063
   9/30/97         18,971        20,981         19,902        13,095
  10/31/97         19,135        21,285         20,158        13,128
  11/30/97         19,210        21,383         20,239        13,119
  12/31/97         19,340        21,599         20,439        13,103
   1/31/98         19,620        21,875         20,703        13,128
   2/28/98         19,629        21,858         20,666        13,152
   3/31/98         19,728        21,932         20,728        13,176
   4/30/98         19,829        22,046         20,821        13,201
   5/31/98         19,999        22,256         21,027        13,225
   6/30/98         20,193        22,445         21,202        13,241
   7/31/98         20,202        22,492         21,210        13,258
   8/31/98         20,305        22,859         21,501        13,274
   9/30/98         20,877        23,393         21,980        13,290
  10/31/98         20,746        23,269         21,758        13,323
  11/30/98         20,993        23,402         21,915        13,323
  12/31/98         21,062        23,472         21,992        13,314
   1/31/99         21,254        23,639         22,154        13,347
   2/28/99         20,773        23,225         21,669        13,363
   3/31/99         20,893        23,353         21,801        13,404
   4/30/99        $20,941       $23,428        $21,843       $13,501

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares               1-Year     5-Year     10-Year
Net Asset Value               5.61%      7.32%       8.11%
Public Offering Price         1.38%      6.45%       7.67%

                                         Since
                                       Inception
Class B shares               1-Year    10/31/97
If Held (NAV)                 4.75%      5.38%
If Redeemed (CDSC)           -0.25%      2.76%

Institutional shares
Net Asset Value               5.88%      6.48%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB
Municipal Bond Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1988.

As investors became more optimistic about economic growth in the last six months and the earlier flight to Treasury bonds subsided, gains in municipal bond prices outpaced those of Treasuries. Many investors turned to the municipal sector because of the substantial value it offered. By emphasizing issues with particularly strong value, we helped the LB Municipal Bond Fund take better advantage of this environment.

For the six months ended April 30, 1999, the Fund earned a total return (based on Class A Share NAV) of 1.17%. That compares to a return of 1.75% for the Lehman Municipal Bond Index and an average return of 1.20% for municipal bond funds tracked by Lipper, Inc.

Staying Focused on Value

For much of 1998, falling interest rates had encouraged a historically strong supply of new municipal issues, as local governments and agencies took advantage of lower-cost financing of projects. However, lower municipal bond yields simultaneously discouraged investor demand. As a result, municipal bonds had underperformed U.S. Treasuries, primarily because economic uncertainty had drawn global investors to the safety of Treasuries.

[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Electric Revenue                11.6%

Health Care                     10.3%

Lease Revenue                    5.5%

Water & Sewer                    5.5%

Airport Revenue                  4.6%

Housing Finance                  4.4%

Special Tax Revenue              3.9%

Pollution Control-Electric       3.2%

Surface Transportation           2.8%

Education Revenue                2.4%

Industrial Revenue               0.5%

Miscellaneous Municipals         0.4%

Escrowed/Pre-refunded           29.2%

General Obligation              15.7%

The Fund's portfolio composition and top holdings represent all share classes.


As interest rates rose from the end of 1998 through the first months of 1999 and issuers finished the refunding of existing securities, municipal bond supplies declined. With an increase in yields and a shift away from Treasury bonds, the demand for municipal bonds began to improve. Although issues with lower credit ratings tended to outperform higher-quality issues (where the Fund concentrates its investments), the Fund benefited from securities acquired when prices were particularly attractive.

With strong value in the portfolio, we made few changes in the investment mix. The primary addition was an airport-issued security that enhanced value without extra interest rate risk. Where possible, we took advantage of investment opportunities as the spreads between yields of different maturities changed. During the period, the portfolio experienced a slight increase in credit quality, due to the pre-refunding of certain issues. Additionally, we decreased our emphasis on investments from California somewhat as we acquired holdings from other states.

New Opportunities

Because the global "flight to quality" of late 1998 largely reversed course during the six-month period, prices of municipal bonds finished April more in line with prices of U.S. Treasuries. With yields higher than they were at the start of the period and many state and local governments flush with cash, we expect municipal supplies to remain lower than they were in 1998. This, combined with continued optimism about the economy, should help municipal bond returns remain strong versus Treasuries.


[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                           72.7%

Aa                            16.3%

A                              5.9%

Baa                            4.8%

Ba                             0.3%

B                              0.0%

Caa                            0.0%

Ca                             0.0%

C                              0.0%

D                              0.0%

Non Rated                      0.0%


The Municipal Bond Fund seeks a high level of current income which is exempt from federal income tax by investing primarily in investment-grade municipal bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:        12/3/76
Shareholder

Accounts:               21,232

Total Assets
(in millions):          $619.7

If inflation worries cause bond yields to rise further, we may find new opportunities to invest in municipals at attractive prices. With prices for hospital bonds on the weak side, we may look for buying opportunities in that sector. We could finance future purchases with sales of pre-refunded issues, many of which have achieved most of their expected price gains.

However, we will be very judicious in our trading of these pre-refunded issues, as we balance the implications of their income and total return potentials on the Fund.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1999
Growth of $10,000 Investement
Class A shares (since 4/30/89)

                                              Lipper
                                              Median
                                              General
                                Lehman        Municipal
  Month End    LB Municipal    Municipal        Debt     Consumer Price
    Date        Bond Fund     Bond Index       Funds          Index
-----------------------------------------------------------------------
   4/30/89        10,000        10,000         10,000        10,000
   5/31/89         9,776        10,208         10,186        10,057
   6/30/89         9,869        10,347         10,318        10,081
   7/31/89         9,987        10,488         10,425        10,106
   8/31/89         9,890        10,385         10,313        10,122
   9/30/89         9,841        10,354         10,279        10,154
  10/31/89         9,973        10,480         10,403        10,203
  11/30/89        10,142        10,663         10,567        10,227
  12/31/89        10,227        10,751         10,639        10,244
   1/31/90        10,090        10,700         10,525        10,349
   2/28/90        10,163        10,795         10,629        10,398
   3/31/90        10,174        10,799         10,625        10,455
   4/30/90        10,060        10,721         10,489        10,471
   5/31/90        10,298        10,955         10,762        10,496
   6/30/90        10,424        11,051         10,864        10,552
   7/31/90        10,586        11,214         11,043        10,593
   8/31/90        10,365        11,051         10,803        10,690
   9/30/90        10,399        11,058         10,818        10,780
  10/31/90        10,565        11,258         10,975        10,845
  11/30/90        10,809        11,484         11,231        10,869
  12/31/90        10,897        11,530         11,279        10,869
   1/31/91        11,052        11,684         11,418        10,934
   2/28/91        11,114        11,786         11,484        10,950
   3/31/91        11,127        11,791         11,507        10,967
   4/30/91        11,285        11,948         11,675        10,983
   5/31/91        11,362        12,054         11,780        11,015
   6/30/91        11,317        12,042         11,744        11,048
   7/31/91        11,492        12,189         11,913        11,064
   8/31/91        11,625        12,350         12,065        11,097
   9/30/91        11,829        12,510         12,221        11,145
  10/31/91        11,921        12,623         12,330        11,162
  11/30/91        11,930        12,658         12,347        11,194
  12/31/91        12,223        12,930         12,639        11,202
   1/31/92        12,228        12,960         12,630        11,219
   2/28/92        12,206        12,964         12,647        11,259
   3/31/92        12,205        12,969         12,652        11,316
   4/30/92        12,344        13,085         12,769        11,332
   5/31/92        12,513        13,239         12,948        11,348
   6/30/92        12,728        13,461         13,183        11,389
   7/31/92        13,168        13,865         13,650        11,413
   8/31/92        12,933        13,729         13,432        11,446
   9/30/92        12,970        13,819         13,485        11,478
  10/31/92        12,824        13,683         13,243        11,519
  11/30/92        13,121        13,928         13,580        11,535
  12/31/92        13,317        14,070         13,747        11,527
   1/31/93        13,446        14,233         13,903        11,584
   2/28/93        13,940        14,749         14,448        11,625
   3/31/93        13,847        14,592         14,279        11,665
   4/30/93        13,978        14,740         14,433        11,698
   5/31/93        14,046        14,822         14,515        11,714
   6/30/93        14,308        15,070         14,765        11,730
   7/31/93        14,312        15,089         14,765        11,730
   8/31/93        14,626        15,403         15,092        11,763
   9/30/93        14,793        15,579         15,271        11,787
  10/31/93        14,888        15,608         15,301        11,836
  11/30/93        14,720        15,471         15,140        11,844
  12/31/93        15,044        15,797         15,442        11,844
   1/31/94        15,211        15,978         15,619        11,877
   2/28/94        14,781        15,564         15,204        11,917
   3/31/94        14,090        14,930         14,539        11,958
   4/30/94        14,156        15,057         14,592        11,974
   5/31/94        14,291        15,188         14,723        11,982
   6/30/94        14,182        15,096         14,627        12,023
   7/31/94        14,441        15,372         14,886        12,055
   8/31/94        14,490        15,426         14,923        12,104
   9/30/94        14,293        15,199         14,682        12,136
  10/31/94        14,006        14,928         14,403        12,145
  11/30/94        13,737        14,658         14,105        12,161
  12/31/94        14,055        14,981         14,449        12,161
   1/31/95        14,484        15,409         14,878        12,210
   2/28/95        14,950        15,857         15,320        12,258
   3/31/95        15,109        16,040         15,458        12,299
   4/30/95        15,123        16,059         15,456        12,340
   5/31/95        15,632        16,571         15,938        12,364
   6/30/95        15,425        16,427         15,765        12,388
   7/31/95        15,532        16,583         15,866        12,388
   8/31/95        15,728        16,794         16,040        12,421
   9/30/95        15,849        16,900         16,138        12,445
  10/31/95        16,102        17,145         16,385        12,486
  11/30/95        16,431        17,429         16,699        12,478
  12/31/95        16,611        17,597         16,885        12,470
   1/31/96        16,734        17,730         16,964        12,543
   2/29/96        16,591        17,610         16,830        12,583
   3/31/96        16,314        17,384         16,562        12,648
   4/30/96        16,228        17,336         16,488        12,697
   5/31/96        16,218        17,329         16,491        12,721
   6/30/96        16,385        17,518         16,646        12,729
   7/31/96        16,533        17,677         16,796        12,754
   8/31/96        16,524        17,673         16,783        12,778
   9/30/96        16,771        17,921         17,023        12,819
  10/31/96        16,960        18,123         17,206        12,859
  11/30/96        17,288        18,455         17,509        12,884
  12/31/96        17,182        18,378         17,432        12,884
   1/31/97        17,214        18,412         17,434        12,924
   2/28/97        17,366        18,582         17,586        12,965
   3/31/97        17,136        18,335         17,357        12,998
   4/30/97        17,250        18,489         17,499        13,014
   5/31/97        17,505        18,766         17,750        13,006
   6/30/97        17,680        18,967         17,941        13,022
   7/31/97        18,203        19,492         18,481        13,038
   8/31/97        17,990        19,309         18,261        13,063
   9/30/97        18,270        19,539         18,482        13,095
  10/31/97        18,365        19,664         18,595        13,128
  11/30/97        18,482        19,780         18,699        13,119
  12/31/97        18,786        20,069         18,995        13,103
   1/31/98        18,987        20,275         19,171        13,128
   2/28/98        18,979        20,281         19,160        13,152
   3/31/98        18,970        20,300         19,164        13,176
   4/30/98        18,877        20,208         19,041        13,201
   5/31/98        19,188        20,528         19,355        13,225
   6/30/98        19,265        20,608         19,419        13,241
   7/31/98        19,299        20,659         19,446        13,258
   8/31/98        19,614        20,979         19,748        13,274
   9/30/98        19,887        21,242         19,985        13,290
  10/31/98        19,857        21,242         19,909        13,323
  11/30/98        19,914        21,316         19,968        13,323
  12/31/98        19,949        21,369         20,004        13,314
   1/31/99        20,183        21,624         20,226        13,347
   2/28/99        20,041        21,528         20,093        13,363
   3/31/99        20,054        21,559         20,095        13,404
   4/30/99       $20,090       $21,613        $20,143       $13,501

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------

Class A shares               1-Year     5-Year     10-Year
Net Asset Value               6.43%      7.25%       7.66%
Public Offering Price         2.16%      6.38%       7.22%

                                         Since
                                       Inception
Class B shares               1-Year    10/31/97
If Held (NAV)                 5.57%     5.35%
If Redeemed (CDSC)            0.57%     2.73%

Institutional shares
Net Asset Value               6.69%     6.45%

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran
Brotherhood since 1969.


Yields in money market funds remained in a relatively narrow range during the six months ended April 30, 1999. On November 17, 1998, the Federal Open Market Committee enacted the third short-term rate decrease in a series of moves aimed at easing world economic concerns. The 0.25% November rate cut reduced the Fed Funds rate to 4.75%. Throughout the final quarter of 1998, the LB Money Market Fund maintained its weighted average maturity, adding longer-maturity investments only when upticks in market volatility provided additional yield opportunities. By taking advantage of these opportunities, which surfaced more frequently at year-end, we helped the Fund earn a total return of 2.09% for the six-month period.

Emphasizing Longer Maturities

On November 1, 1998, when the reporting period began, money market funds in the IBC Donoghueis Index had an average yield of 4.72%. The LB Money Market Fund had a weighted average maturity of 48 days at that time, compared to 58 days for the Index. In September and October, the Federal Reserve had made two 0.25% cuts to short-term interest rates to preserve U.S. economic growth and restore liquidity to world financial markets. With investors expecting additional cuts, the yields for longer-maturity money market instruments had fallen below those of shorter-term instruments, making longer maturities less attractive. This, plus the likelihood that short-term yields were bottoming, encouraged us to emphasize shorter-term issues.


[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Variable Rate Notes            10.4%

Certificates of Deposit         8.1%

U.S. Government Agency          1.5%

Medium-Term Notes               0.5%

Commercial Paper               79.6%

The Fund's portfolio composition and top holdings represent all share classes.


On November 17, the Fed cut short-term rates by another 0.25% and indicated that additional evidence of economic deterioration would be necessary before any further cuts were made. With positive economic signals and upward pressure especially from year-end technical factors, money market yields began to move higher. After reaching a low of 4.50%, the average yield for money market funds in the Donoghue Index stood at 4.53% when 1998 ended. Because of our earlier emphasis on shorter maturities, the Fund had the cash needed to move into higher-yielding instruments relatively quickly. By the end of 1998, with the purchase of longer-maturity investments that let us lock in the higher yields for a longer time, the Fund had a weighted average maturity of 55 days.

During the first months of 1999 we sought to maintain a strong yield and longer maturity structure in the face of large cash inflows. As strong economic data sparked concerns that the Fed might raise short-term rates to curb inflation, which put upward pressure on yields, we further increased investments in longer maturities. By the end of April, the Fund had an average weighted maturity of 66 days, versus 61 days for the Index.

During the period we continued to seize special yield opportunities that market fluctuations created. This included additions of instruments issued by industrial firms and debt issued in the U.S. by foreign companies. For the most part, however, the list of issuers represented in the Fund remained relatively stable. As always, we maintained a very high level of credit quality.


[GRAPHIC OMITTED: TOP 10 HOLDINGS INDUSTRY % OF PORTFOLIO]

                                                             % of
Top 10 Holdings                      Industry              Portfolio
--------------------------------------------------------------------
CIT Group Inc.                       Finance-Commercial      4.8%
General Electric Capital Corp.       Finance-Commercial      4.8%
Morgan Guaranty Trust Co. New York   Finance-Commercial      4.4%
Yale University                      Education               4.3%
Chevron Transport Corp.              Industrial              4.2%
Corporate Asset Funding Co.          Finance-Structured      4.1%
DaimlerChrysler NA Holdings          Finance-Automotive      3.8%
Prudential Funding Corp.             Insurance               3.8%
Transamerica Finance Corp.           Finance-Consumer        3.6%
Duke University                      Education               3.2%

These holdings represent 41.0% of the Fund's total investment portfolio.


The Money Market Fund seeks current income with stability of principal by investing in high-quality, short-term debt securities.**


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:         2/1/79

Shareholder
Accounts:               60,976

Total Assets
(in millions):          $598.5


Anticipating a Further Rise in Yields

In the weeks since the end of the reporting period, the short-term yield curve has steepened, reflecting increasing investor sentiment that the Fed will raise short-term rates. Given this environment, the Fund has increased its position in shorter-maturity securities in anticipation of bouts of temporary market weakness, and the higher yields available during those periods.


[GRAPHIC OMITTED: PERFORMANCE AS OF 4/30/99]

Performance as of 4/30/99
LB Money Market Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value                4.49%      4.60%       4.72%

                                         Since
                                       Inception
Class B shares                1-Year    10/31/97
If Held (NAV)                  4.49%      4.63%

Seven-Day Yields ***
-----------------------------------------------------------
Effective                                             4.00%
Annualized Current Net                                4.08%



Footnotes

  * Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. There is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

    Lutheran Brotherhood's LB Fund, High Yield Fund, Income Fund and Municipal Bond Fund are subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

 ** An investment in the LB Money Market Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

*** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

    This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.





Results of Special Shareholder Meeting -- 12/2/98                                                                   (unaudited)

A special meeting of the shareholders of each series of the Lutheran Brotherhood Family of Funds (LB Opportunity Growth Fund, LB
Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, LB Municipal Bond Fund and LB Money Market
Fund) was held on December 2, 1998. The matters voted upon at the meeting and the shares cast for, against, withholding and abstaining are detailed below.

                         LB Opportunity  LB Mid Cap     LB World                LB High                   LB Municipal   LB Money
                             Growth        Growth        Growth       LB         Yield       LB Income        Bond        Market
                              Fund          Fund          Fund       Fund         Fund          Fund          Fund         Fund
Election of Trustees

Rolf F. Bjelland
          For             11,575,465     2,152,953     4,661,132   22,407,746  56,301,017    51,283,249   42,236,027   303,269,646
          Withhold           321,460        78,674        78,959      514,920   1,115,887       912,394      684,570     6,097,067
          Abstain                  0             0             0            0           0             0            0             0

Herbert F. Eggerding, Jr.
          For             11,577,370     2,155,247     4,664,045   22,409,331  56,351,673    51,276,848   42,211,910   303,204,616
          Withhold           319,556        76,379        76,046      513,334   1,065,230       918,795      708,687     6,162,098
          Abstain                  0             0             0            0           0             0            0             0

Noel K. Estenson
          For             11,579,683     2,154,838     4,667,426   22,417,819  56,310,823    51,302,008   42,197,509   303,332,520
          Withhold           317,242        76,789        72,666      504,847   1,106,080       893,635      723,089     6,034,193
          Abstain                  0             0             0            0           0             0            0             0

Jodi L. Harpstead
          For             11,566,201     2,155,824     4,665,817   22,386,425  56,288,778    51,281,408   42,159,888   303,201,656
          Withhold           330,724        75,802        74,274      536,241   1,128,126       914,235      760,709     6,165,057
          Abstain                  0             0             0            0           0             0            0             0

Richard A. Hauser
          For             11,573,404     2,155,384     4,667,993   22,399,649  56,280,087    51,308,271   42,181,516   303,391,932
          Withhold           323,521        76,242        72,098      523,016   1,136,817       887,372      739,081     5,974,781
          Abstain                  0             0             0            0           0             0            0             0

Connie M. Levi
          For             11,561,943     2,154,234     4,663,343   22,386,590  56,242,649    51,192,562   42,157,039   302,798,122
          Withhold           334,983        77,393        76,748      536,076   1,174,254     1,003,081      763,558     6,568,591
          Abstain                  0             0             0            0           0             0            0             0

Bruce J. Nicholson
          For             11,558,468     2,153,844     4,663,366   22,411,553  56,279,764    51,297,524   42,235,716   303,123,296
          Withhold           338,463        77,783        76,725      511,113   1,137,140       898,119      684,881     6,243,417
          Abstain                  0             0             0            0           0             0            0             0

Ruth E. Randall
          For             11,552,687     2,151,525     4,660,043   22,360,548  56,215,125    51,230,227   42,212,951   302,733,060
          Withhold           344,238        80,101        80,048      562,117   1,201,779       965,416      707,646     6,633,653
          Abstain                  0             0             0            0           0             0            0             0

Amend Master Advisory Contract to authorize Trustees to reduce advisory fees without shareholder approval

          For             11,417,062     2,119,604     4,607,851   21,996,713  54,094,209    49,071,341   40,661,380   294,225,888
          Against             58,747         8,694        19,411       87,169     197,559       177,707      193,403     1,178,483
          Abstain            421,116       103,329       112,829      838,784   3,125,136     2,946,595    2,065,814    13,962,333

Ratification of PricewaterhouseCoopers LLP as Independent Accountants

          For             11,295,974     2,094,860     4,565,601   21,723,870  53,391,672    48,676,520   40,296,748   290,399,885
          Against             88,379        14,105        32,485      197,747     303,342       254,392      220,637     2,073,352
          Abstain            512,571       122,662       142,005      996,205   3,721,889     3,264,732    2,403,213    16,893,467

Amend Investment Restriction on Industry Concentration (LB Money Market Fund only)

          For                    N/A           N/A           N/A          N/A         N/A           N/A          N/A   284,302,172
          Against                N/A           N/A           N/A          N/A         N/A           N/A          N/A     3,898,225
          Abstain                N/A           N/A           N/A          N/A         N/A           N/A          N/A    21,166,308









LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
April 30, 1999
(unaudited)

        Shares                                                    Value
    --------------                                          --------------

                COMMON STOCKS - 98.9% (a)
                Aerospace & Defense - 1.5%
     37,910     Aar Corp.                                     $    720,262
     30,000     Avondale Industries, Inc.                          924,375 (b)
     45,500     Orbital Sciences Corp.                             958,344 (b)
     22,000     Triumph Group, Inc.                                596,750 (b)
                                                          ----------------
                                                                 3,199,731
                                                          ----------------

                Airlines - 1.1%
     15,300     Alaska Air Group, Inc.                             674,156 (b)
     46,500     COMAIR Holdings, Inc.                            1,025,906
     38,400     Mesaba Holdings, Inc.                              559,200 (b)
                                                          ----------------
                                                                 2,259,262
                                                          ----------------

                Automotive - 2.2%
     10,900     Central Parking Corp.                              345,394
     52,800     Gentex Corp.                                     1,587,300 (b)
     27,600     Group 1 Automotive, Inc.                           710,700 (b)
     34,200     O'Reilly Automotive, Inc.                        1,564,650 (b)
     23,800     Tower Automotive, Inc.                             547,400 (b)
                                                          ----------------
                                                                 4,755,444
                                                          ----------------

                Bank & Finance - 7.0%
     21,500     Affiliated Managers
                Group, Inc.                                        624,844 (b)
     59,400     Americredit Corp.                                  983,813 (b)
     37,000     Amerin Corp.                                       867,188 (b)
     30,600     City National Corp.                              1,181,925
     19,400     CMAC Investment Corp.                              889,975
     16,143     Commerce Bankcorp, Inc.                            712,310
     43,500     Community First

                Bankshares, Inc.                                   889,031
      9,800     E.W. Blanch Holdings, Inc.                         576,975
     29,200     Fremont General Corp.                              584,000
     21,700     HealthCare Financial
                Partners, Inc.                                     732,375 (b)
      9,900     Imperial Credit Commercial
                Mortgage Investment Corp.                           97,144
     36,800     Legg Mason, Inc.                                 1,283,400
     43,000     North Fork
                Bancorporation, Inc.                               967,500
     31,800     Protective Life Corp.                            1,246,163
     38,300     Silicon Valley Bancshares                          672,644 (b)
     45,100     Waddell & Reed Financial,
                Inc., Class A                                    1,017,569
     24,400     Webster Financial Corp.                            750,300
     12,700     Zions Bancorporation                               846,931
                                                          ----------------
                                                                14,924,087
                                                          ----------------

                Biotechnology - 1.9%
     36,400     Covance, Inc.                                      798,525 (b)
      8,500     Curative Health Services, Inc.                      47,813 (b)
     36,900     Cytyc Corp.                                        721,856 (b)
     34,800     Inhale Therapeutic
                Systems, Inc.                                    1,000,500 (b)
     37,700     Medco Research, Inc.                               834,113 (b)
     14,300     PathoGenesis Corp.                                 187,688 (b)
     48,865     Serologicals Corp.                                 366,488 (b)
                                                          ----------------
                                                                 3,956,983
                                                          ----------------

                Building & Construction - 1.3%
     25,700     Dycom Industries, Inc.                           1,174,169 (b)
     36,200     NCI Building Systems, Inc.                         871,063 (b)
     14,000     Simpson Manufacturing
                Co., Inc.                                          647,500 (b)
                                                          ----------------
                                                                 2,692,732
                                                          ----------------

                Business Services - 7.8%
     23,800     ABR Information Services, Inc.                     416,500 (b)
     24,000     Carriage Services, Inc., Class A                   460,500 (b)
     29,250     Concord EFS, Inc.                                  976,219 (b)
     16,100     Consolidated Graphics, Inc.                        686,263 (b)
     19,100     Cort Business Services Corp.                       440,494 (b)
     14,700     G & K Services, Inc., Class A                      687,225
     33,400     Gartner Group, Inc., Class A                       636,688 (b)
     29,500     Insituform Technologies, Inc.,
                Class A                                            562,344 (b)
     24,000     Knoll, Inc.                                        576,000 (b)
      8,500     Lason, Inc.                                        336,281 (b)
      5,300     Merrill Corp.                                       78,838
     42,000     META Group, Inc.                                   383,250 (b)
     51,400     Metamor Worldwide, Inc.                          1,005,513 (b)
     11,400     Metzler Group, Inc.                                317,775 (b)
     76,900     Modis Professional
                Services, Inc.                                     889,156 (b)
     30,360     National Computer
                Systems, Inc.                                      850,080
     36,300     NCO Group, Inc.                                  1,184,288 (b)
     56,725     NOVA Corp.                                       1,474,850 (b)
     18,500     Pre-Paid Legal Services, Inc.                      527,250 (b)
     80,700     Professional Staff plc,
                ADR (USD)                                          504,375 (b)
     29,600     Rent-Way, Inc.                                     806,600 (b)
     48,800     Romac International, Inc.                          549,000 (b)
     12,600     StaffMark, Inc.                                    127,575 (b)
     14,900     Strayer Education, Inc.                            515,913
     32,600     Superior Services, Inc.                            599,025 (b)
     40,000     Tetra Tech, Inc.                                   967,500 (b)
                                                          ----------------
                                                                16,559,502
                                                          ----------------

                Chemicals - 0.6%
     47,000     Sybron Corp.                                     1,301,313 (b)
                                                          ----------------

                Computer Equipment - 1.8%
     23,400     Pinnacle Systems, Inc.                           1,272,375 (b)
     53,800     Security Dynamics
                Technologies, Inc.                               1,170,150 (b)
     29,900     Symbol Technologies, Inc.                        1,427,725
                                                          ----------------
                                                                 3,870,250
                                                          ----------------

                Computer Service &
                Software - 15.9%
     24,400     Affiliated Computer Services,
                Inc., Class A                                      933,300 (b)
      6,100     American Management
                Systems, Inc.                                      209,688 (b)
      1,000     Analysts International Corp.                        13,000
      9,900     AVT Corp.                                          269,156 (b)
     28,600     AXENT Technologies, Inc.                           268,125 (b)
     19,500     Bisys (The) Group, Inc.                            989,625 (b)
     28,300     Cadence Design Systems, Inc.                       383,819 (b)
        600     Cambridge Technology
                Partners, Inc.                                       8,663 (b)
     25,500     CIBER, Inc.                                        481,313 (b)
     26,400     Citrix Systems, Inc.                             1,122,000 (b)
      9,100     Clarify, Inc.                                      213,850 (b)
     29,900     Cognos, Inc.                                       719,469 (b)
     36,500     Cotelligent Group, Inc.                            426,594 (b)
     18,000     DST Systems, Inc.                                1,048,500 (b)
     23,600     Electronic Arts, Inc.                            1,199,175 (b)
     18,000     Engineering Animation, Inc.                        267,750 (b)
      5,900     E*TRADE Group, Inc.                                681,450 (b)
      7,600     FactSet Research Systems, Inc.                     354,350
     12,200     Great Plains Software, Inc.                        372,863 (b)
     39,135     Hyperion Solutions Corp.                           591,917 (b)
     25,000     IMR Global Corp.                                   431,250 (b)
     25,800     International Network
                Services Co.                                       980,400 (b)
     12,900     Intuit, Inc.                                     1,111,013 (b)
     24,000     Keane, Inc.                                        595,500 (b)
     20,800     Legato Systems, Inc.                               841,100 (b)
      6,600     Lexmark International Group,
                Inc., Class A                                      815,100 (b)
     11,300     Macromedia, Inc.                                   468,244 (b)
     20,400     MAPICS, Inc.                                       114,113 (b)
     34,800     Mastech Corp.                                      511,125 (b)
     19,000     Mercury Interactive Corp.                          535,563 (b)
     27,700     National Data Corp.                              1,277,663
     29,000     National Instruments Corp.                         986,000 (b)
     12,500     NetGravity, Inc.                                   505,469 (b)
     19,500     Network Associates, Inc.                           258,375 (b)
      7,400     Pegasus Systems, Inc.                              345,950 (b)
      7,400     Peregrine Systems, Inc.                            166,500 (b)
     22,300     Platinum Technology, Inc.                          568,650 (b)
     18,000     Preview Travel, Inc.                               468,000 (b)
     23,000     QRS Corp.                                        1,265,000 (b)
     40,700     Saville Systems Ireland plc,
                ADR (USD)                                          490,944 (b)
     37,600     Secure Computing Corp.                             152,750 (b)
     15,870     Sterling Commerce, Inc.                            496,929 (b)
     88,700     Summit Design, Inc.                                302,134 (b)
     29,900     SunGard Data Systems, Inc.                         954,931 (b)
     36,000     Sykes Enterprises, Inc.                            738,000 (b)
     29,500     Symantec Corp.                                     586,313 (b)
     20,000     Synopsys, Inc.                                     942,500 (b)
     24,700     Transaction Systems
                Architects, Inc., Class A                          801,206 (b)
     10,100     USinternetworking, Inc.                            516,363 (b)
     45,750     USWeb Corp.                                      1,026,516 (b)
     17,300     Veritas Software Corp.                           1,228,300 (b)
     25,400     Visio Corp.                                        685,800 (b)
     10,500     WebTrends Corp.                                    557,813 (b)
     30,600     Wind River Systems, Inc.                           459,000 (b)
     31,500     Zebra Technologies Corp.,
                Class B                                          1,047,375 (b)
                                                          ----------------
                                                                33,786,496
                                                          ----------------

                Cosmetics - 0.1%
      7,700     Chattem, Inc.                                      300,781 (b)
                                                          ----------------

                Distribution Services - 2.4%
     31,600     AmeriSource Health Corp.,
                Class A                                            874,925 (b)
      4,900     Aviation Sales Co.                                 196,000 (b)
      9,300     Henry (Jack) & Associates, Inc.                    306,900
     34,200     MSC Industrial Direct Co.,
                Inc., Class A                                      737,438 (b)
     32,700     Richfood Holdings, Inc.                            408,750
     26,400     Tech Data Corp.                                    617,100 (b)
     22,300     U.S. Foodservice Co.                               937,994 (b)
     52,300     Watsco, Inc.                                     1,026,388
                                                          ----------------
                                                                 5,105,495
                                                          ----------------

                Education - 1.3%
     36,360     Apollo Group, Inc., Class A                        899,910 (b)
     25,600     ITT Educational Services, Inc.                     628,800 (b)
     31,300     Learning Tree
                International, Inc.                                305,175 (b)
     36,000     Sylvan Learning Systems, Inc.                      904,500 (b)
                                                          ----------------
                                                                 2,738,385
                                                          ----------------

                Electronic Components - 6.6%
     14,000     American Power
                Conversion Corp.                                   462,000 (b)
     11,100     Analog Devices, Inc.                               389,888 (b)
     37,550     Burr-Brown Corp.                                   995,075 (b)
     31,200     Cybex Computer
                Products Corp.                                     592,800 (b)
     25,800     Dallas Semiconductor Corp.                       1,096,500
     10,900     Electronics for Imaging, Inc.                      515,706 (b)
     14,500     Etec Systems, Inc.                                 447,688 (b)
     25,100     Lattice Semiconductor Corp.                      1,025,963 (b)
     15,500     Maxim Integrated Products, Inc.                    868,000 (b)
     18,900     Micrel, Inc.                                     1,112,738 (b)
     27,000     Microchip Technology, Inc.                         945,000 (b)
     22,500     Plexus Corp.                                       750,938 (b)
      7,100     PMC-Sierra, Inc.                                   680,713 (b)
     24,200     QLogic Corp.                                     1,692,488 (b)
     26,600     Sanmina Corp.                                    1,765,575 (b)
     16,100     Vitesse Semiconductor Corp.                        745,631 (b)
                                                          ----------------
                                                                14,086,703
                                                          ----------------

                Electronic Systems - 2.4%
     18,500     Black Box Corp.                                    633,625 (b)
      2,100     Dionex Corp.                                        86,100 (b)
     18,700     Novellus Systems, Inc.                             883,575 (b)
     11,600     Polycom Inc.                                       283,475 (b)
     15,500     Sawtek, Inc.                                       546,375 (b)
     18,600     Teradyne, Inc.                                     877,688 (b,c)
      5,400     Tollgrade Communications, Inc.                      78,975 (b)
     13,200     Uniphase Corp.                                   1,602,150 (b)
                                                          ----------------
                                                                 4,991,963
                                                          ----------------
                Energy Services - 1.0%
     31,400     BJ Services Co.                                    839,950 (b)
     41,400     Oceaneering International, Inc.                    683,100 (b)
     15,300     Smith International, Inc.                          686,588 (b)
                                                          ----------------
                                                                 2,209,638
                                                          ----------------
                Exploration &
                Production - 0.3%
     21,300     Noble Affliates, Inc.                              682,931
                                                          ----------------

                Food Processing - 0.4%
     31,600     Smithfield Foods, Inc.                             746,550 (b)
                                                          ----------------

                Healthcare Services - 1.6%
     38,800     Concentra Managed Care, Inc.                       526,225 (b)
     20,400     Henry Schein, Inc.                                 534,225 (b)
     29,800     Novoste Corp.                                      663,050 (b)
     52,800     Orthodontic Centers of
                America, Inc.                                      653,400 (b)
     13,100     PacifiCare Health Systems,
                Inc., Class B                                    1,045,134 (b)
                                                          ----------------
                                                                 3,422,034
                                                          ----------------

                Hospital Supplies &
                Management - 5.5%
     33,400     American Oncology
                Resources, Inc.                                    298,513 (b)
     24,100     DENTSPLY International, Inc.                       631,119
     28,900     First Health Group Corp.                           471,431 (b)
     35,000     Lincare Holdings, Inc.                           1,036,875 (b)
     22,100     MedQuist Inc.                                      756,925 (b)
     54,500     Mentor Corp.                                       790,250
     25,000     Omnicare, Inc.                                     601,563
     16,500     Patterson Dental Co.                               595,031 (b)
     22,100     Priority Healthcare Corp.,
                Class B                                          1,120,194 (b)
     61,600     PSS World Medical, Inc.                            600,600 (b)
     13,100     Quorum Health Group, Inc.                          162,113 (b)
     25,800     Renal Care Group, Inc.                             538,575 (b)
     25,600     STERIS Corp.                                       454,400 (b)
     23,200     Universal Health
                Services, Inc., Class B                          1,202,050 (b)
     13,000     Ventana Medical Systems, Inc.                      316,875 (b)
     14,300     Veterinary Centers of
                America, Inc.                                      187,688 (b)
     15,300     VISX, Inc.                                       1,969,875 (b)
                                                          ----------------
                                                                11,734,077
                                                          ----------------

                Information Processing - 0.9%
     11,900     Data Processing
                Resources Corp.                                    150,238 (b)
     30,700     Paymentech, Inc.                                   732,963 (b)
     26,200     SCI Systems, Inc.                                  997,238 (b)
                                                          ----------------
                                                                 1,880,439
                                                          ----------------

                Leisure &
                Entertainment - 2.6%
     26,600     Brinker International, Inc.                        734,825 (b)
     63,900     Imax Corp.                                       1,210,106 (b)
     36,200     J & J Snack Foods Corp.                            787,350 (b)
     18,300     SFX Entertainment, Inc.                          1,130,025 (b)
     13,500     Sonic Corp.                                        379,688 (b)
     29,400     Steinway Musical
                Instruments, Inc.                                  692,738 (b)
     61,450     Sunterra Corp.                                     660,588 (b)
                                                          ----------------
                                                                 5,595,320
                                                          ----------------

                Machinery - 0.8%
     55,300     JLG Industries, Inc.                               888,256
     25,600     Terex Corp.                                        809,600 (b)
                                                          ----------------
                                                                 1,697,856
                                                          ----------------

                Media & Communications - 8.6%
     30,300     ACNielsen Corp.                                    844,613 (b)
     14,700     Catalina Marketing Corp.                         1,255,931 (b)
     29,000     Century Communications
                Corp., Class A                                   1,422,813 (b)
     30,200     Chancellor Media Corp.                           1,657,225 (b)
      8,600     Cox Radio, Inc., Class A                           419,250 (b)
     26,600     Emmis Communications
                Corp., Class A                                   1,197,000 (b)
     25,000     Harte-Hanks, Inc.                                  631,250
     13,900     Heftel Broadcasting
                Corp., Class A                                     755,813 (b)
     15,900     Jacor Communications, Inc.                       1,275,975 (b)
     38,100     Level One Communications, Inc.                   1,957,388 (b)
      9,700     Media General, Inc., Class A                       504,400
     42,925     Outdoor Systems, Inc.                            1,081,173 (b)
     27,400     TCA Cable TV, Inc.                               1,364,863
     28,800     TV Guide, Inc., Class A                          1,213,200 (b)
     15,700     Univision Communications,
                Inc., Class A                                      908,638 (b)
     13,900     Valassis Communications, Inc.                      778,400 (b)
     12,000     World Color Press, Inc.                            306,750 (b)
     16,800     Young Broadcasting Inc.,
                Class A                                            711,900 (b)
                                                          ----------------
                                                                18,286,582
                                                          ----------------
                Miscellaneous Consumer
                Products - 2.4%
     32,800     Blyth Industries, Inc.                             746,200 (b)
     22,500     Fossil, Inc.                                       691,875 (b)
     45,435     HA LO Industries, Inc.                             533,861 (b)
     34,200     Jones Apparel Group, Inc.                        1,128,600 (b)
     11,400     Mohawk Industries, Inc.                            367,650 (b)
     13,300     North (The) Face, Inc.                             156,275 (b)
     29,250     Quiksilver, Inc.                                   776,953 (b)
     21,600     Wesley Jessen
                VisionCare, Inc.                                   661,500 (b)
                                                          ----------------
                                                                 5,062,914
                                                          ----------------

                Pharmaceuticals - 3.6%
     18,500     Barr Laboratories, Inc.                            556,156 (b)
      8,200     Biogen, Inc.                                       779,513 (b)
     19,300     Duane Reade, Inc.                                  517,481 (b)
     19,600     Express Scripts, Inc.,
                Class A                                          1,443,050 (b)
     11,300     Forest Laboratories, Inc.                          502,850 (b)
     22,000     Jones Pharma, Inc.                                 706,750
     12,600     K-V Pharmaceutical Co.,
                Class A                                            195,300 (b)
     18,700     Liposome Company, Inc.                             233,750 (b)
     29,500     PAREXEL International Corp.                        709,844 (b)
     47,000     Roberts Pharmaceutical Corp.                       799,000 (b)
     62,600     Theragenics Corp.                                  453,850 (b)
     19,600     Watson Pharmaceuticals, Inc.                       793,800 (b)
                                                          ----------------
                                                                 7,691,344
                                                          ----------------

                Pollution Control - 0.2%
     12,800     Allied Waste Industries, Inc.                      226,400 (b)
     10,400     Casella Waste Systems, Inc.,
                Class A                                            260,000 (b)
                                                          ----------------
                                                                   486,400
                                                          ----------------

                Real Estate
                Investment Trust - 0.5%
     29,170     Apartment Investment &
                Management Co., Class A                          1,168,623
                                                          ----------------

                Restaurants - 1.4%
     27,900     Applebee's International, Inc.                     720,169
     37,300     Dave & Busters, Inc.                               764,650 (b)
     41,400     Outback Steakhouse, Inc.                         1,482,638 (b)
                                                          ----------------
                                                                 2,967,457
                                                          ----------------

                Retail - 8.1%
     23,100     Barnes and Noble, Inc.                             802,725 (b)
     15,600     Bed, Bath & Beyond, Inc.                           556,725 (b)
     32,800     Borders Group, Inc.                                473,550 (b)
     21,400     Buckle (The), Inc.                                 500,225 (b)
     13,600     CDW Computer Centers, Inc.                       1,217,200 (b)
     24,150     Dollar Tree Stores, Inc.                           881,475 (b)
     29,600     Family Dollar Stores, Inc.                         714,100
     19,610     Fred Meyer, Inc.                                 1,061,391 (b)
     25,100     Guitar Center, Inc.                                392,188 (b)
     51,600     Insight Enterprise, Inc.                         1,393,200 (b)
     17,300     Kenneth Cole Productions,
                Inc., Class A                                      477,913 (b)
     14,200     Linens 'N Things, Inc.                             649,650 (b)
     26,100     Men's (The) Wearhouse, Inc.                        714,488 (b)
     33,200     Neiman Marcus Group, Inc.                          798,875 (b)
     36,450     Office Depot, Inc.                                 801,900 (b)
     25,950     Pacific Sunwear of California                      962,583 (b)
     26,900     Polo Ralph Lauren Corp.,
                Class A                                            598,525 (b)
     37,410     Rent-A-Center, Inc.                              1,159,710 (b)
     18,000     Ross Stores, Inc.                                  826,875
     14,400     SLI, Inc.                                          395,100 (b)
     19,100     Whole Foods Market, Inc.                           744,900 (b)
     34,500     Williams-Sonoma, Inc.                            1,000,500 (b)
                                                          ----------------
                                                                17,123,798
                                                          ----------------

                Telecommunications
                Equipment - 3.3%
      6,800     Dialogic Corp.                                     189,975 (b)
     17,800     GeoTel Communications Corp.                      1,001,250 (b)
     28,200     Gilat Satellite Networks, Ltd.                   1,466,400 (b)
     22,600     Inter-Tel, Inc.                                    313,575
     15,100     Pacific Gateway Exchange, Inc.                     604,000 (b)
     29,600     Premisys Communications, Inc.                      251,600 (b)
     47,900     Proxim, Inc.                                     1,844,150 (b)
     13,200     Transaction Network
                Services, Inc.                                     353,100 (b)
     27,900     USA Networks, Inc.                               1,042,763 (b)
                                                          ----------------
                                                                 7,066,813
                                                          ----------------

                Telephone Services - 0.9%
     22,200     Comverse Technology, Inc.                        1,423,575 (b)
     42,400     InterVoice, Inc.                                   422,675 (b)
                                                          ----------------
                                                                 1,846,250
                                                          ----------------

                Transportation Services - 2.9%
     20,600     Avis Rent A Car, Inc.                              646,325 (b)
     44,500     BE Aerospace, Inc.                                 759,281 (b)
     31,300     Coach USA, Inc.                                    743,375 (b)
     23,440     Expeditors International of
                Washington, Inc.                                 1,421,050
     72,450     Swift Transportation Co., Inc.                   1,331,269 (b)
     30,800     USFreightways Corp.                              1,155,000
                                                          ----------------
                                                                 6,056,300
                                                          ----------------
                Total Common Stocks
                (cost $198,885,878)                            210,254,453
                                                          ----------------

     Principal
      Amount
  --------------

                SHORT-TERM
                SECURITIES - 1.1% (a)
                Commercial Paper
$ 2,300,000     New Center Asset Trust, 4.94%,
                Due 5/3/1999                                  $  2,299,369
                                                          ----------------
                Total Investments
                (cost $201,185,247)                           $212,553,822 (d)
                                                          ================

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at April 30, 1999.

(d) At April 30, 1999, the aggregate cost of securities for federal tax purposes was $201,185,247 and the net unrealized appreciation of investments based on that cost was $11,368,575 which is comprised of $40,651,960 aggregate gross unrealized appreciation and $29,283,385 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
April 30, 1999
(unaudited)


        Shares                                                    Value
    --------------                                          --------------

                COMMON STOCKS - 96.9% (a)
                Aerospace - 1.1%
      2,600     Alliant Techsystems, Inc.                     $    212,851 (b)
      2,100     Gulfstream Aerospace Corp.                         102,375 (b)
      3,800     Precision Castparts Corp.                          162,450 (c)
      2,400     Sunstrand Corp.                                    172,200
                                                          ----------------
                                                                   649,876
                                                          ----------------

                Airlines - 0.9%
      9,150     Comair Holdings, Inc.                              201,872
      2,200     Delta Air Lines, Inc.                              139,563
      4,630     Southwest Airlines Co.                             150,764
                                                          ----------------
                                                                   492,199
                                                          ----------------

                Appliances &
                Furnishings - 0.4%
      3,700     Maytag Corp.                                       252,988
                                                          ----------------
                Automotive - 1.4%
      4,850     AutoZone, Inc.                                     145,500 (b)
      3,420     Borg-Warner Automotive, Inc.                       194,085
      3,600     Dana Corp.                                         169,650
      1,900     General Motors Corp., Class H                      105,213 (b)
      7,790     Tower Automotive, Inc.                             179,170 (b)
                                                          ----------------
                                                                   793,618
                                                          ----------------

                Automotive Parts - 0.2%
      2,800     Federal-Mogul Corp.                                122,850
                                                          ----------------

                Bank & Finance - 10.1%
      2,400     AMBAC Financial Group, Inc.                        144,900
      5,200     AmSouth Bancorporation                             247,325
      3,800     Associates First Capital Corp.,
                Class A                                            168,388
      2,415     Bear Stearns Cos., Inc.                            112,599
        900     Capital One Financial Corp.                        156,319
      5,415     Charter One Financial, Inc.                        169,219
      4,850     City National Corp.                                187,331
      5,600     Dime Bancorp, Inc.                                 129,150
      1,440     Donaldson, Lufkin &
                Jenrette, Inc.                                     100,710
      3,020     Finova Group, Inc.                                 145,904
      4,000     First Tennessee National Corp.                     172,500
      7,500     Firstar Corp.                                      225,469
      1,500     Knight/Trimark Group, Inc.,
                Class A                                            229,781 (b)
      2,300     Marshall & Ilsley Corp.                            161,000
      5,490     Mutual Risk Management, Ltd.                       213,424
      7,400     North Fork Bancorporation, Inc.                    166,500
      2,600     Northern Trust Corp.                               242,125
      3,800     PaineWebber Group, Inc.                            178,363
      5,400     Profit Recovery Group
                International, Inc.                                197,100 (b)
      6,390     Provident Companies, Inc.                          251,606
      1,800     Providian Financial Corp.                          232,313
      2,500     Schwab, Charles Corp.                              274,375
      6,400     SouthTrust Corp.                                   255,000
      1,680     State Street Corp.                                 147,000
      4,315     Summit Bancorp                                     182,848
      1,526     SunTrust Banks, Inc.                               109,109
      7,040     TCF Financial Corp.                                204,160
      1,600     TeleBanc Financial Corp.                           165,800 (b)
      4,000     The CIT Group, Inc., Class A                       130,000
      5,500     T. Rowe Price Associates, Inc.                     207,281
      3,500     Washington Mutual, Inc.                            143,938
      3,190     Zions Bancorp.                                     212,733
                                                          ----------------
                                                                 5,864,270
                                                          ----------------

                Broadcasting - 2.0%
      4,300     Comcast Corp., Class A                             282,456
      3,100     Infinity Broadcasting Corp.,
                Class A                                             85,831 (b)
      3,800     Jacor Communications, Inc.                         304,950 (b)
      5,200     Univision Communications,
                Inc., Class A                                      300,950 (b)
      4,400     USA Networks, Inc.                                 164,450 (b)
                                                          ----------------
                                                                 1,138,637
                                                          ----------------

                Building Products &
                Materials - 0.7%
     10,280     Leggett & Platt, Inc.                              237,083
      2,400     Southdown, Inc.                                    153,750
                                                          ----------------
                                                                   390,833
                                                          ----------------

                Chemicals - 0.5%
      4,890     Crompton & Knowles Corp.                            99,023
      5,900     Millipore Corp.                                    181,056
                                                          ----------------
                                                                   280,079
                                                          ----------------

                Computer Software - 5.8%
      4,080     American Power
                Conversion Corp.                                   134,640 (b)
      4,050     BMC Software, Inc.                                 174,403 (b)
      3,000     Business Objects S.A.,
                ADR (USD)                                           70,313 (b)
      5,790     Cadence Design Systems, Inc.                        78,527 (b)
      7,500     C-Cube Microsystems, Inc.                          169,688 (b)
      3,300     Citrix Systems, Inc.                               140,250 (b)
     11,280     Compuware Corp.                                    274,950 (b)
      4,300     Electronic Arts, Inc.                              218,494 (b)
      4,000     Keane, Inc.                                         99,250 (b)
      3,300     Learning (The) Company, Inc.                       102,300 (b)
      2,200     Macromedia, Inc.                                    91,163 (b)
      2,900     Plantronics, Inc.                                  195,750 (b)
      3,260     Platinum Technology, Inc.                           83,130 (b)
     11,300     Rational Software Corp.                            334,763 (b)
      7,800     Security Dynamics
                Technologies, Inc.                                 169,650 (b)
      4,500     Siebel Systems, Inc.                               172,969 (b)
      4,500     Sterling Commerce, Inc.                            140,906 (b)
      8,080     SunGard Data Systems, Inc.                         258,055 (b)
      4,160     Synopsys, Inc.                                     196,040 (b)
      1,300     Veritas Software Corp                               92,300 (b)
      1,200     VISX, Inc.                                         154,500 (b)
                                                          ----------------
                                                                 3,352,041
                                                          ----------------

                Computers &
                Office Equipment - 5.3%
      3,470     3Com Corp.                                          90,654 (b)
      1,600     Cisco Systems, Inc.                                182,500 (b)
        500     CNet, Inc.                                          64,250 (b)
      7,200     Comverse Technology, Inc.                          461,700 (b)
      3,100     EMC Corp.                                          337,706 (b)
      1,600     Excite, Inc.                                       233,600 (b)
      1,730     Gateway 2000, Inc.                                 114,504 (b)
      3,720     Herman Miller, Inc.                                 74,168
      2,720     Hon Industries, Inc.                                73,440
      1,300     Intuit, Inc.                                       111,963 (b)
      2,600     Legato Systems, Inc.                               105,138 (b)
      2,990     Lexmark International
                Group, Inc., Class A                               369,265 (b)
     11,600     Novell, Inc.                                       258,100 (b)
      6,200     PRI Automation, Inc.                               153,838 (b)
      2,800     Sun Microsystems, Inc.                             167,475 (b)
      5,200     Teradyne, Inc.                                     245,375 (b,c)
                                                          ----------------
                                                                 3,043,676
                                                          ----------------

                Conglomerates - 1.0%
      4,700     ITT Industries, Inc.                               169,200
      4,862     Tyco International, Ltd.                           395,038
                                                          ----------------
                                                                   564,238
                                                          ----------------

                Construction &
                Home Building - 0.5%
      4,600     Centex Corp.                                       168,188
      2,900     Jacobs Engineering Group, Inc.                     114,369 (b)
                                                          ----------------
                                                                   282,557
                                                          ----------------

                Containers &
                Packaging - 0.2%
      5,030     Owens-Illinois, Inc.                               145,870 (b)
                                                          ----------------

                Drugs & Health Care - 6.2%
      8,400     Alexion Pharmaceuticals, Inc.                       94,500 (b)
      2,400     Amgen, Inc.                                        147,450
      3,100     Biochem Pharma, Inc.                                64,325 (b)
      2,950     Biogen, Inc.                                       280,434 (b)
      4,770     Biomet, Inc.                                       195,570
      2,317     Cardinal Health, Inc.                              138,586
      3,100     Centocor, Inc.                                     137,563 (b)
      1,340     Elan Corp. plc, ADR (USD)                           69,010 (b)
      2,820     Forest Laboratories, Inc.                          125,490 (b)
      2,600     Genzyme Corp.                                       98,150 (b)
      4,450     Gilead Sciences, Inc.                              204,978 (b)
      4,500     Guidant Corporation                                241,594
      3,900     HCR Manor Care, Inc.                               108,225 (b)
      2,600     IMS Health, Inc.                                    78,000
      1,319     McKesson HBOC, Inc.                                 46,165
      2,000     MedImmune, Inc.                                    110,250 (b)
      1,801     Medtronic, Inc.                                    129,559
      8,140     Mylan Laboratories, Inc.                           184,676
      4,400     Rite Aid Corp.                                     102,575
      5,660     STERIS Corp.                                       100,465 (b)
      3,400     Stryker Corp.                                      208,038
      5,800     St. Jude Medical, Inc.                             161,675 (b)
      5,300     Sybron Corp.                                       146,744 (b)
      8,100     Vertex Pharmaceuticals, Inc.                       171,113 (b)
      5,920     Watson Pharmaceuticals, Inc.                       239,760 (b)
                                                          ----------------
                                                                 3,584,895
                                                          ----------------

                Electric Utilities - 0.2%
      2,680     AES (The) Corp.                                    134,000     (b)
                                                          ----------------

                Electronic Equipment - 10.8%
      9,600     Adaptec, Inc.                                      231,000 (b)
      2,500     Altera Corp.                                       180,625 (b)
      7,300     Analog Devices, Inc.                               256,413 (b)
      1,390     Applied Materials, Inc.                             74,539 (b)
      9,800     Atmel Corp.                                        178,850 (b)
      2,000     BroadVision, Inc.                                  116,125 (b)
      1,200     DoubleClick, Inc.                                  167,775 (b)
      4,800     Excel Switching Corp.                               99,600 (b)
      2,300     Gemstar International
                Group, Ltd.                                        242,363 (b)
      5,300     Jabil Circuit, Inc.                                246,781 (b)
      3,890     KLA Instruments Corp.                              193,041 (b)
      5,900     LAM Research Corp.                                 185,850 (b)
      5,240     Linear Technology Corp.                            298,025
      3,700     LSI Logic Corp.                                    125,800 (b)
      6,180     Maxim Integrated
                Products, Inc.                                     346,080 (b)
      7,800     Mentor Graphics Corp.                               94,575 (b)
      6,500     Mettler-Toledo
                International, Inc.                                169,813 (b)
      7,540     Microchip Technology, Inc.                         263,900 (b)
      1,110     Novellus Systems, Inc.                              52,448 (b)
      5,070     Oak Industries, Inc.                               211,673 (b)
      3,210     PMC-Sierra, Inc.                                   307,759 (b)
      3,900     Sanmina Corp.                                      258,863 (b)
      2,700     SCI Systems, Inc.                                  102,769 (b)
      2,300     Solectron Corp.                                    111,550 (b)
      3,400     Symbol Technologies, Inc.                          162,350
      2,940     Uniphase Corp.                                     356,843 (b)
      9,100     Unisys Corp.                                       286,081 (b)
      6,700     Vitesse Semiconductor Corp.                        310,294 (b)
      2,100     Waters Corp.                                       220,763 (b)
      9,020     Xilinx, Inc.                                       411,538 (b)
                                                          ----------------
                                                                 6,264,086
                                                          ----------------

                Food & Beverage - 1.4%
      6,000     American Italian Pasta Co.,
                Class A                                            161,250 (b)
      9,040     Flowers Industries, Inc.                           192,100
      3,300     Nabisco Holdings, Inc.,
                Class A                                            124,781
      2,400     Suiza Foods Corp.                                   90,150 (b)
      5,490     U.S. Foodservice                                   230,923 (b)
                                                          ----------------
                                                                   799,204
                                                          ----------------

                Healthcare
                Management - 2.2%
      6,700     Columbia/HCA
                Healthcare Corp.                                   165,406
      2,100     Express Scripts, Inc., Class A                     154,613 (b)
      6,760     HEALTHSOUTH
                Rehabilitation Corp.                                90,838 (b)
      3,740     Henry Schein, Inc.                                  97,941 (b)
      2,500     Lincare Holdings, Inc.                              74,063 (b)
      6,900     Omnicare, Inc.                                     166,031
      5,900     Orthodontic Centers of
                America, Inc.                                       73,013 (b)
     10,300     Oxford Health Plans, Inc.                          205,356 (b)
      3,100     Quintiles Transnational Corp.                      125,744 (b)
      3,800     Trigon Healthcare, Inc.                            120,650 (b)
                                                          ----------------
                                                                 1,273,655
                                                          ----------------

                Hospital Management - 0.8%
     10,050     Health Management
                Associates, Inc., Class A                          157,031 (b)
      2,600     Universal Health
                Services, Inc., Class B                            134,713 (b)
      2,590     WeLLPoint Health Networks,
                Inc., Class A                                      181,948 (b)
                                                          ----------------
                                                                   473,692
                                                          ----------------

                Household Products - 0.5%
      8,880     Dial Corp.                                         301,920
                                                          ----------------

                Insurance - 1.6%
      5,700     AFLAC, Inc.                                        309,225
      2,750     Allmerica Financial Corp.                          157,609
      4,250     Nationwide Financial
                Services, Inc., Class A                            197,094
      4,425     Old Republic
                International Corp.                                 86,564
      4,300     Protective Life Corp.
                Capital Trust II                                   168,506
                                                          ----------------
                                                                   918,998
                                                          ----------------

                Internet Service - 1.3%
      5,100     America Online, Inc.                               728,025
                                                          ----------------

                Leisure & Entertainment - 1.0%
      3,370     Harley Davidson, Inc.                              200,936 (c)
      3,700     Premier Parks, Inc.                                127,881 (b)
      4,600     Promus Hotel Corp.                                 165,600 (b)
      2,700     Royal Caribbean Cruises, Ltd.                       99,731
                                                          ----------------
                                                                   594,148
                                                          ----------------

                Machinery &
                Equipment - 1.4%
      4,900     Applied Power, Inc., Class A                       154,656
      3,760     Black & Decker Corp.                               213,380
      4,395     Crane Co.                                          127,180
      2,400     Danaher Corp.                                      159,450
      6,440     MSC Industrial Direct Co.,
                Inc., Class A                                      138,863 (b)
                                                          ----------------
                                                                   793,529
                                                          ----------------

                Media - 1.1%
      2,200     Cox Communications, Inc.,
                Class A                                            174,625 (b)
      8,845     Outdoor Systems, Inc.                              222,783 (b)
      3,540     Time Warner, Inc.                                  247,800
                                                          ----------------
                                                                   645,208
                                                          ----------------

                Media &
                Communications - 0.3%
      3,000     Valassis Communications, Inc.                      168,000 (b)
                                                          ----------------

                Mining & Metals - 0.9%
     12,800     Bethlehem Steel Corp.                              116,800 (b)
      5,600     British Steel plc, ADR (USD)                       129,500
      9,200     Steel Dynamics, Inc.                               155,250 (b)
      4,600     USX-U.S. Steel Group, Inc.                         139,150
                                                          ----------------
                                                                   540,700
                                                          ----------------

                Natural Gas - 0.3%
      2,500     Consolidated Natural Gas Co.                       148,750
                                                          ----------------

                Oil & Oil Service - 5.1%
      4,700     Apache Corp.                                       144,231
      8,760     BJ Services Co.                                    234,330 (b)
      3,800     Burlington Resources, Inc.                         175,038
      3,010     Cooper Cameron Corp.                               116,261 (b)
      3,300     Devon Energy Corp.                                 109,725
      5,850     Diamond Offshore Drilling, Inc.                    193,416
      8,960     ENSCO International, Inc.                          166,320
      5,940     Global Marine, Inc.                                 88,358 (b)
     10,000     Noble Drilling Corp.                               196,250 (b)
      7,738     R&B Falcon Corp.                                    77,380 (b)
      3,052     Schlumberger, Ltd.                                 194,947
      4,910     Smith International, Inc.                          220,336 (b)
      4,780     Sunoco, Inc.                                       170,885
      6,230     Tosco Corp.                                        166,653
      7,490     Transocean Offshore, Inc.                          222,359
      5,250     USX-Marathon Group                                 164,063
      2,500     Weatherford International, Inc.                     84,688 (b)
      5,300     Young & Rubicam, Inc.                              211,006 (b)
                                                          ----------------
                                                                 2,936,246
                                                          ----------------

                Paper & Forest Products - 0.3%
      3,400     Bowater, Inc.                                      182,325
                                                          ----------------

                Pollution Control - 1.0%
      9,400     Allied Waste Industries, Inc.                      166,263 (b)
      9,700     Catalyca, Inc.                                     132,769 (b)
      5,170     Waste Management, Inc.                             292,105
                                                          ----------------
                                                                   591,137
                                                          ----------------

                Railroads - 0.3%
      3,200     Kansas City Southern
                Industries, Inc.                                   190,600
                                                          ----------------

                Restaurants - 1.1%
      9,600     Darden Restaurants, Inc.                           214,200
      4,350     Outback Steakhouse, Inc.                           155,784 (b)
      3,200     Papa John's International, Inc.                    128,600 (b)
      3,100     Starbucks Corp.                                    114,506 (b)
                                                          ----------------
                                                                   613,090
                                                          ----------------

                Retail - 10.8%
      4,300     Abercrombie & Fitch Co.,
                Class A                                            409,038 (b)
      2,200     Albertson's, Inc.                                  113,300
        800     Amazon.com, Inc.                                   137,650 (b)
      3,100     AnnTaylor Stores, Inc.                             147,250 (b)
      7,080     Bed, Bath & Beyond, Inc.                           252,668 (b)
      6,400     Best Buy Co., Inc.                                 305,600 (b)
      9,400     BJ's Wholesale Club, Inc.                          249,688 (b)
      4,000     Circuit City Stores, Inc.                          246,000
      3,800     Consolidated Stores Corp.                          130,625 (b)
      1,600     Costco Companies, Inc.                             129,500 (b)
      4,700     CVS Corp.                                          223,838
      3,300     Dayton Hudson Corp.                                222,131
      4,100     Dollar General Corp.                               143,756
      3,120     Dollar Tree Stores, Inc.                           113,880 (b)
      4,200     Ethan Allen Interiors, Inc.                        212,888
     12,800     Family Dollar Stores, Inc.                         308,800
      4,120     Fred Meyer, Inc.                                   222,995 (b)
      2,000     Gap, Inc.                                          133,125
      4,700     Great Atlantic &
                Pacific Tea, Inc.                                  144,525
      2,700     Kohl's Corp.                                       179,381 (b)
      1,600     Kroger Co.                                          86,900 (b)
      5,400     Limited (The), Inc.                                236,250
      5,200     Linens 'N Things, Inc.                             237,900 (b)
      4,775     Men's (The) Wearhouse, Inc.                        130,716 (b)
      9,795     Office Depot, Inc.                                 215,490 (b)
      4,800     Rent-A-Center, Inc.                                148,800 (b)
      4,970     Ross Stores, Inc.                                  228,309
      4,400     Safeway, Inc.                                      237,325 (b)
      2,630     Saks, Inc.                                          74,462 (b)
      7,670     Staples, Inc.                                      230,100 (b)
      8,410     TJX Companies, Inc.                                280,158
      2,700     Williams-Sonoma, Inc.                               78,300 (b)
                                                          ----------------
                                                                 6,211,348
                                                          ----------------

                Services - 7.8%
      9,000     Acxiom Corp.                                       227,250 (b)
      4,600     Affiliated Computer
                Services, Inc., Class A                            175,950 (b)
      5,000     Automatic Data
                Processing, Inc.                                   222,500
      7,800     Ceridian Corp.                                     285,675 (b)
      2,600     CheckFree Holdings Corp.                           124,800 (b)
      1,500     Cintas Corp.                                       103,125
      6,500     Comdisco, Inc.                                     171,031
      1,500     Computer Sciences Corp.                             89,344 (b)
      4,200     Concord EFS, Inc.                                  140,175 (b)
      2,600     Covance, Inc.                                       57,038 (b)
      3,900     CSG Systems International, Inc.                    150,638 (b)
      3,600     DST Systems, Inc.                                  209,700 (b)
      3,580     Equifax, Inc.                                      128,656
      3,280     Expeditors International of
                Washington, Inc.                                   198,850
      1,100     E*TRADE Group, Inc.                                127,050 (b)
      2,600     First Data Corp.                                   110,338
      6,400     Fiserv, Inc.                                       374,800 (b)
      5,600     Galileo International, Inc.                        274,400
      5,300     Getty Images, Inc.                                 137,800 (b)
      9,500     IDEXX Laboratories, Inc.                           214,938 (b)
      1,730     Interpublic Group of Cos., Inc.                    134,183
      5,250     ITT Educational Services, Inc.                     128,953 (b)
      6,200     Metzler Group, Inc.                                172,825 (b)
      1,750     Omnicom Group, Inc.                                126,875
      5,980     Paychex, Inc.                                      305,354
      3,100     SportsLine USA, Inc.                               124,000 (b)
                                                          ----------------
                                                                 4,516,248
                                                          ----------------

                Telecommunications
                Equipment - 4.3%
      5,600     ADC Telecommunications, Inc.                       267,750 (b)
      3,700     Ascend Communications, Inc.                        357,513 (b)
      3,500     Bisys (The) Group, Inc.                            177,625 (b)
      9,700     General Instrument Corp.                           354,050 (b)
      3,600     Global TeleSystems Group, Inc.                     238,050 (b)
      4,700     McLeodUSA, Inc.                                    263,494 (b)
      2,200     Motorola, Inc.                                     176,275
      6,600     Newbridge Networks Corp.                           245,850 (b)
      2,000     Nokia Corp. ADR (USD)                              148,375
      1,460     Tellabs, Inc.                                      159,961 (b)
      2,900     Terayon Communication
                Systems, Inc.                                      117,088 (b)
                                                          ----------------
                                                                 2,506,031
                                                          ----------------

                Telephone &
                Telecommunications - 4.2%
      4,350     AT&T Corp./Liberty Media
                Group, Class A                                     277,856 (b)
      7,135     Century Telephone Enterprises                      287,184
      4,550     Cincinnati Bell, Inc.                              102,944
      3,200     Frontier Corp.                                     176,600 (b)
      8,100     Intermedia Communications of
                Florida, Inc.                                      260,719 (b)
      3,100     Level 3 Communications
                Holdings Corp.                                     151,319 (b)
      1,400     MCI Worldcom, Inc.                                 115,063 (b)
      6,500     NEXTEL Communications,
                Inc., Class A                                      266,094 (b)
      1,700     Qwest Communications
                International, Inc.                                145,244 (b)
      4,800     RSL Communications, Ltd.,
                Class A                                            157,200 (b)
      5,900     US LEC Corp., Class A                              136,438 (b)
      8,240     Western Wireless Corp.,
                Class A                                            338,355 (b)
                                                          ----------------
                                                                 2,415,016
                                                          ----------------

                Textiles & Apparel - 1.2%
      5,500     Jones Apparel Group, Inc.                          181,500 (b)
      5,000     Shaw Industries, Inc.                               90,625 (b)
      1,700     Tommy Hilfiger Corp.                               118,788 (b)
      4,270     Warnaco Group, Inc., Class A                       113,956
      5,200     WestPoint Stevens, Inc.                            178,100
                                                          ----------------
                                                                   682,969
                                                          ----------------

                Transportation - 0.3%
      3,400     CNF Transportation, Inc.                           148,538
                                                          ----------------

                Trucking - 0.4%
      5,540     USFreightways Corp.                                207,750
                                                          ----------------
                Total Common Stocks
                (cost $49,397,944)                              55,943,840
                                                          ----------------

     Principal
      Amount
  ------------

                SHORT-TERM
                SECURITIES - 3.1%
                U.S. Government Agency
$ 1,810,000     Federal Home Loan Bank
                Discount Note, 4.8%,
                Due 5/3/1999
                (at amortized cost)                           $  1,809,517
                                                          ----------------
                Total Investments
                (cost $51,207,461)                            $ 57,753,357 (d)
                                                          ================

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at April 30, 1999.

(d) At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $51,207,461 and the net unrealized appreciation of investments based on that cost was $6,545,896 which is comprised of $8,992,713 aggregate gross unrealized appreciation and $2,446,817 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts


The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
April 30, 1999
(unaudited)


        Shares                                                    Value
    --------------                                          --------------

                ARGENTINA - 0.8% (a)
                COMMON STOCKS
      2,564     Banco de Galicia Buenos
                Aires 'B' ADR (USD)                           $     59,132
      2,600     Banco Frances del Rio de
                la Plata ADR (USD)                                  66,950
      6,060     Telefonica de Argentina
                ADR (USD)                                          226,493
     11,507     YPF Sociedad Anonima 'D'
                ADR (USD)                                          483,294
                                                          ----------------
                Total Argentina                                    835,869
                                                          ----------------

                AUSTRALIA - 2.5% (a)
                COMMON STOCKS
     18,063     Australia Gas & Light                              127,899
      7,000     Brambles Industries Ltd.                           205,695
     17,000     Broken Hill Proprietary Co.                        192,191
     66,419     Colonial Ltd.                                      250,091
     18,256     Commonwealth Bank
                of Australia                                       332,406
     85,000     Goodman Fielder Wattie Ltd.                         82,123
     10,662     Lend Lease Corp.                                   143,743
     27,109     News Corp. Ltd.                                    227,184
     61,086     Telstra Corporation Ltd.                           331,474
     47,195     Westpac Banking                                    360,284
                                                          ----------------
                                                                 2,253,090
                                                          ----------------

                PREFERRED STOCKS
     22,890     News Corp. Ltd                                     178,922
                                                          ----------------
                Total Australia                                  2,432,012
                                                          ----------------

                BELGIUM - 1.5% (a)
                COMMON STOCKS
        821     Credit Communal
                Holding/Dexia                                      126,280
     13,230     Fortis 'B'                                         443,744
     12,890     Kredietbank                                        799,318
      2,500     UCB SA                                             116,204 (b)
                                                          ----------------
                Total Belgium                                    1,485,546
                                                          ----------------

                BRAZIL - 1.6% (a)
                COMMON STOCKS
        470     Brazil Fund (USD)                                    7,138
      5,875     Companhia Brasileira de
                Distribuicao Grupo Pao
                de Acucar ADS (USD)                                102,445
        611     Companhia Energetica
                Brasilia ADR (USD)                                  14,817
      7,132     Companhia Energetica
                Minas Gerais ADR (USD)                             172,951
     12,810     Telecomunicacoes Brasilias
                ADR (USD)                                            1,001
     12,810     Telecomunicacues Brasilieras
                SA ADR (USD)                                     1,168,112
      4,000     Unibanco - Uniao de Bancos
                Brasileiros SA GDR (USD)                            99,250
                                                          ----------------
                Total Brazil                                     1,565,714
                                                          ----------------

                CANADA - 0.2% (a)
                COMMON STOCKS
      4,980     Alcan Aluminum                                     157,109
      1,870     Royal Bank of Canada                                91,185
                                                          ----------------
                Total Canada                                       248,294
                                                          ----------------

                CHILE - 0.2% (a)
                COMMON STOCKS
      1,950     Chilectra ADR (USD)                                 43,144
     11,400     Huaneng Power International
                'N' ADR (USD)                                      153,188
                                                          ----------------
                Total Chile                                        196,332
                                                          ----------------

                DENMARK - 0.4% (a)
                COMMON STOCKS
      1,320     Den Danske Bank                                    151,979
      1,340     Tele Danmark 'B'                                   138,091
        930     Unidanmark 'A'                                      63,849
                                                          ----------------
                Total Denmark                                      353,919
                                                          ----------------

                FINLAND - 0.9% (a)
                COMMON STOCKS
     12,100     Nokia AB OY                                        932,479
                                                          ----------------

                FRANCE - 10.2% (a)
                COMMON STOCKS
      3,230     Alcatel Alsthom                                    396,494
      5,730     AXA                                                739,698
        807     Carrefour                                          639,386
      2,930     Cie de St. Gobain                                  502,979
      3,708     Credit Commercial de France                        391,713
        457     Credit Local de France                              63,968
        880     Dexia France                                       123,176
      1,320     Groupe Danone                                      352,795
      1,321     Lafarge Coppee                                     128,386
      1,740     Lapeyre                                            132,346
      1,119     Legrand                                            267,157
        331     L'Oreal                                            211,899
      5,065     Pinault Printemps
                Redoute SA                                         840,055
      4,293     Sanofi                                             672,559
      8,482     Schneider SA                                       553,304
      1,986     Societe Generale                                   355,403
      2,780     Societe Nationale
                Elf Aquitaine                                      431,708
      4,004     Sodexho                                            656,892
      2,040     Television Francaise                               398,685
      7,443     Total 'B'                                        1,019,017
      5,470     Vivendi                                          1,277,628
                                                          ----------------
                Total France                                    10,155,248
                                                          ----------------

                GERMANY - 6.3% (a)
                COMMON STOCKS
      1,630     Allianz AG                                         519,163
      7,788     Bayer AG                                           330,735
     11,313     Bayerische Vereinsbank AG                          737,380
      8,247     Deutsche Bank AG                                   479,167
      9,785     Deutsche Telekom AG                                385,565
     10,865     Dresdner Bank AG                                   468,294
     12,202     Gehe AG                                            560,723
      2,640     Hoechst AG                                         125,082
      7,360     Mannesmann AG                                      968,778
      1,470     Rhoen Klinikum AG                                  147,526
      1,290     SAP AG                                             412,915
      3,181     Siemens AG                                         235,229
      7,120     Veba AG                                            390,369
      1,920     Volkswagon AG                                      136,098
                                                          ----------------
                                                                 5,897,024
                                                          ----------------

               PREFERRED STOCKS
       610     Fielmann AG                                          23,843
       410     Fresenius AG                                         71,465
       680     SAP AG                                              255,015
                                                          ----------------
                                                                   350,323
                                                          ----------------
                Total Germany                                    6,247,347
                                                          ----------------

                HONG KONG - 1.9% (a)
                COMMON STOCKS
     13,000     Cheung Kong Holdings Ltd.                          118,243
    110,000     China Telecom Ltd.                                 251,193
     49,000     CLP Holdings Ltd.                                  262,985
     43,000     Henderson Land
                Development Ltd.                                   260,186
     60,000     Hong Kong
                Telecommunications Ltd.                            161,399
     75,000     Hutchison Whampoa                                  672,494
     20,000     Sun Hung Kai Properties Ltd.                       175,461
                                                          ----------------
                Total Hong Kong                                  1,901,961
                                                          ----------------

                INDIA - 0.1% (a)
                COMMON STOCKS
      7,000     Mahanager Telephone
                Nigam Ltd. GDR (USD)                                72,800
                                                          ----------------

                IRELAND - 0.1% (a)
                COMMON STOCKS
      7,307     CBT Group plc ADR (USD)                            113,259 (b)
                                                          ----------------

                ITALY - 5.7% (a)
                COMMON STOCKS
     10,760     Assicurazioni Generali Spa                         418,869
     22,000     Banca Commerciale Italiana                         181,046
    116,000     Banca di Roma                                      191,166 (b)
      6,000     Banca Popolare di Brescia                          206,315
    105,302     Credito Italiano Spa                               533,957
     88,458     Ente Nazionale Idrocarburi                         582,175
     31,360     Instituto Bancario San Paolo
                di Torino                                          470,428
    166,000     Istituto Nazionale
                Delle Assicurazioni                                438,406
     22,000     Italgas Spa                                         97,844
     30,945     Mediolanum Spa                                     204,314
    112,896     Telecom Italia Mobile Spa                          672,645
    152,983     Telecom Italia Spa                               1,627,425
                                                          ----------------
                Total Italy                                      5,624,590
                                                          ----------------

                JAPAN - 17.4% (a)
                COMMON STOCKS
      8,000     Alps Electric                                      135,656
     17,000     Amada Co. Ltd.                                     106,766
     37,000     Canon Inc.                                         904,706
     10,000     Citizen Watch Co.                                   82,901
     16,000     Daiichi Pharmaceutical                             259,923
     23,000     Daiwa House Industry Co.                           274,452
         49     DDI Corp.                                          243,318
         48     East Japan Railway                                 283,370
      4,200     Fanuc Co.                                          182,884
     12,000     Fujitsu Ltd.                                       205,493
     45,000     Hitachi                                            328,588
      3,000     Honda Motor Co.                                    132,139
      6,000     Ito-Yokado Co.                                     368,280
     20,000     Kao Corp.                                          507,453
     10,000     Kokuyo Co. Ltd.                                    150,310
     10,000     Komori Corp.                                       185,061
     27,000     Kuraray Co.                                        307,486
     10,000     Kyocera                                            593,703
     17,000     Makita Corp.                                       182,499
     27,000     Marui Co. Ltd.                                     447,890
     40,000     Matsushita Electric
                Industrial Co.                                     760,342
     25,000     Mitsubishi Corp.                                   165,383
    118,000     Mitsubishi Heavy
                Industries Ltd.                                    516,781
     56,000     Mitsui Fudosan                                     515,827
     12,000     Murata Manufacturing                               686,317
     64,000     NEC Corp.                                          764,227
     33,000     Nippon Denso Corp.                                 670,114
         80     Nippon Telegraph &
                Telecom Corp.                                      870,876
     41,000     Nomura Securities Co. Ltd.                         442,204
          9     NTT Mobile Communication
                Network, Inc.                                      527,550
      5,000     Pioneer Electronic Corp.                            95,043
     27,000     Sankyo Co.                                         566,362
     38,000     Sekisui Chemical Co. Ltd.                          253,927
     23,000     Sekisui House                                      257,503
      3,100     Seven-Eleven Japan Co. Ltd.                        264,520
     13,350     Shin-Etsu Chemical Co. Ltd.                        424,803
     13,000     Shiseido Co. Ltd.                                  204,656
      9,700     Sony Corp.                                         905,669
     46,000     Sumitomo Corp.                                     339,742
     52,000     Sumitomo Electric
                Industries Ltd.                                    629,208
      9,000     TDK Corp.                                          680,539
     11,000     Tokio Marine &
                Fire Insurance Co.                                 128,128
      5,300     Tokyo Electronics                                  301,792
     20,000     Toppan Printing                                    240,496
     12,000     Uny Co.                                            190,923
                                                          ----------------
                Total Japan                                     17,285,810
                                                          ----------------

                KOREA - 0.2% (a)
                COMMON STOCKS
     15,643     Korea Equity Fund (USD)                            195,538
                                                          ----------------

                LUXEMBOURG - 0.1% (a)
                COMMON STOCKS
        400     Societe Europeenne
                des Satellites                                      59,158
                                                          ----------------

                MEXICO - 1.3% (a)
                COMMON STOCKS
     15,620     Cementos de Mexico
                ADS (USD)                                          147,414
     13,267     Cemex 'B'                                           61,597
        398     Cemex SA de C.V.                                     1,852
     21,091     Gruma 'B'                                           40,447 (b)
      3,620     Gruma SA ADR (USD)                                  28,055
     36,760     Grupo Industrial Maseca 'B'                         25,461
      4,040     Grupo Televisa GDR (USD)                           165,640 (b)
     30,799     Kimberly-Clark Mexico 'A'                          119,996
      8,920     Telefonos de Mexico 'L'
                ADS (USD)                                          675,690
      4,800     TV Azteca SA ADS (USD)                              33,600
                                                          ----------------
                Total Mexico                                     1,299,752
                                                          ----------------

                NETHERLANDS - 10.2% (a)
                COMMON STOCKS
     20,566     ABN Amro Holdings NV                               489,920
      2,188     Akzo Nobel NV                                       98,813
     11,030     ASM Lithography
                Holdings NV                                        464,919 (b)
      7,399     CSM                                                395,505
     49,554     Elsevier                                           740,736
      1,760     Equant NV                                          159,711 (b)
     20,040     Fortis (NL) NV                                     713,438
      2,408     Gucci Group NV (USD)                               181,654
     25,075     ING Groep NV                                     1,544,322
     18,951     Koninklijke Ahold NV                               703,697
      2,922     Koninklijke KPN NV                                 121,929
      5,860     Koninklijke Numico NV                              220,382
     12,660     Royal Dutch Petroleum Co.                          736,909
      8,040     Royal Phillips Electronics NV                      692,217
      2,620     ST Microelectronics                                272,902
      2,982     TNT Post Groep NV                                   80,330
      7,020     Unilever NV                                        480,552
      4,970     VNU NV                                             201,087
     41,576     Wolters Kluwer                                   1,809,541
                                                          ----------------
                Total Netherlands                               10,108,564
                                                          ----------------

                NEW ZEALAND - 0.3% (a)
                COMMON STOCKS
     54,000     Telecom Corp. of New Zealand                       281,282
                                                          ----------------

                NORWAY - 1.1% (a)
                COMMON STOCKS
      1,200     Bergesen 'A'                                        17,976
     11,990     Norsk Hydro                                        536,522
     32,010     Orkla 'A' ASA                                      536,881
      1,460     Saga Petroleum ASA                                  16,169
                                                          ----------------
                Total Norway                                     1,107,548
                                                          ----------------

                PORTUGAL - 0.4% (a)
                COMMON STOCKS
      9,726     Jeronimo Martins                                   320,052
      3,242     Jeronimo Martins, SGPS, SA                         103,773
                                                          ----------------
                Total Portugal                                     423,825
                                                          ----------------

                RUSSIA (c)
                COMMON STOCKS
      3,470     Gazprom ADS (USD)                                   36,869
                                                          ----------------

                SINGAPORE - 0.4% (a)
                COMMON STOCKS
     10,326     Singapore Press Holdings Ltd.                      152,184
     27,000     United Overseas Bank                               208,513
                                                          ----------------
                Total Singapore                                    360,697
                                                          ----------------

                SPAIN - 3.1% (a)
                COMMON STOCKS
     11,740     Banco Bilboa Vizcaya, SA                           175,614
      1,710     Banco Popular ESpanol SA                           121,032
     22,915     Banco Santander SA                                 497,704
     10,308     Corporacion Bancaria de
                Espana SA                                          242,397
     14,340     Endesa SA                                          318,730
      2,839     Gas Natural SDG, SA                                228,983
     23,970     Iberdrola                                          335,515
     11,682     Repsol SA                                          190,049 (b)
     20,318     Telefonica de Espana                               951,926
     20,318     Telefonica SA, Rights
                Expiring 5/20/1999                                  18,888 (b)
                                                          ----------------
                Total Spain                                      3,080,838
                                                          ----------------

                SWEDEN - 2.7% (a)
                COMMON STOCKS
     17,340     ABB AB 'A'                                         241,490
      9,010     Atlas Copco AB 'B'                                 237,077
     27,520     Electrolux AB 'B'                                  557,772
      2,460     Esselte 'B'                                         38,342
      2,010     Granges AB                                          34,068
      9,610     Hennes & Mauritz AB 'B'                            828,075
     81,011     Nordbanken Holding AB                              508,899
      7,570     Sandvik AB 'B'                                     170,924
      7,110     Securitas AB 'B'                                   105,340
                                                          ----------------
                Total Sweden                                     2,721,987
                                                          ----------------

                SWITZERLAND - 6.8% (a)
                COMMON STOCKS
        316     ABB AG                                             460,838
      1,254     Adecco SA                                          632,055
      2,570     Credit Suisse Group                                509,553
        895     Nestle SA                                        1,656,017
        834     Novartis AG                                      1,220,634
         86     Roche Holdings AG                                1,011,234
        393     Swisscom AG                                        144,249 (b)
      3,380     UBS AG                                           1,147,565
                                                          ----------------
                Total Switzerland                                6,782,145
                                                          ----------------

                UNITED KINGDOM - 19.4% (a)
                COMMON STOCKS
     28,000     Abbey National                                     630,610
    101,000     ASDA Group                                         336,331
     22,195     Astrazeneca                                        865,492
     29,117     BG plc                                             163,942
     28,000     BP Amoco (USD)                                     531,514
     64,100     Cable & Wireless                                   918,263
     44,400     Cadbury Schweppes                                  592,124
     72,400     Caradon plc                                        184,022
     21,000     Centrica plc                                        42,566
     52,000     Compass Group plc                                  535,375
     26,000     David S. Smith                                      56,047
     21,000     Electrocomponents                                  179,048
     10,000     GKN plc                                            170,683
     48,500     Glaxo Wellcome                                   1,437,164
      3,556     Hays                                                39,472
      5,000     Heywood Williams Group                              22,120
      6,000     Hong Kong Shanghai
                Bank Holdings                                      222,939
     11,000     John Laing 'A'                                      56,449
    117,000     Kingfisher                                       1,746,662
    116,000     National Westminster Bank                        2,789,807
     23,000     Rank Group plc                                      95,645
    117,000     Reed International plc                           1,064,372
     22,000     Rolls Royce                                        101,927
     33,800     RTZ                                                589,958
     57,000     Safeway plc                                        237,492
    234,000     Shell Transport & Trading Co.                    1,754,191
    140,200     SmithKline Beecham plc                           1,853,936
    156,000     Tesco                                              463,643
    126,612     Tomkins                                            537,717
     55,000     Unilever plc                                       488,844
     48,500     United News & Media                                589,846
                                                          ----------------
                Total United Kingdom                            19,298,201
                                                          ----------------

     Principal
      Amount
  ------------

                SHORT-TERM
                SECURITIES - 4.2% (a)
                Commercial Paper
 $4,200,000     New Center Asset Trust,
                4.94%, due 5/3/1999
                (at amortized cost)                              4,198,847
                                                          ----------------
                Total Investments                             $ 99,406,431
                                                          ================

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories on investments represents less than 0.1% of the total investments of the World Growth Portfolio.

(d) Security Classification:




                         Cost              Value            % of Portfolio
                     ------------        ----------         ---------------
Common Stocks &
Warrants              $73,704,408       $94,678,339               95.3%
Preferred Stocks          484,267           529,245                0.5%
Short-Term              4,198,847         4,198,847                4.2%
                 ----------------  ----------------             ------
Total Investments     $78,387,522       $99,406,431              100.0%
                 ================  ================             ======

(e) April 30, 1999, the aggregate cost of securities for federal income tax purposes was $78,387,522 and the net unrealized appreciation of investments based on that cost was $21,018,909 which is comprised of $24,197,827 aggregate gross unrealized appreciation and $3,178,918 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADR) -  American Depository Receipts
    (GDR) -  Global Depository Receipts
    (USD) -  Denominated in U.S. Dollars


The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
April 30, 1999
(unaudited)


        Shares                                                    Value
    --------------                                          --------------

                COMMON STOCKS - 97.8% (a)
                Aerospace - 1.5%
    182,000     Boeing Co.                                    $  7,393,741
    107,900     United Technologies Corp.                       15,632,013
                                                          ----------------
                                                                23,025,754
                                                          ----------------

                Airlines - 1.0%
    446,225     Southwest Airlines Co.                          14,530,202
                                                          ----------------

                Appliances &
                Furnishings - 0.5%
    120,000     Maytag Corp.                                     8,205,000
                                                          ----------------

                Bank & Finance - 14.8%
     91,600     American Express Co.                            11,970,975
    244,625     American International
                Group, Inc.                                     28,728,148
    325,100     Associates First Capital Corp.,
                Class A                                         14,405,994
    311,500     Bank of America Corp.                           22,428,000
    371,100     Bank of New York Co., Inc.                      14,844,000
    177,300     Chase Manhattan Corp.                           14,671,575
     85,000     CIGNA Corp.                                      7,410,938
    196,400     Citigroup, Inc.                                 14,779,100
    238,000     Federal Home Loan
                Mortgage Corp.                                  14,934,500
    208,100     Federal National Mortgage
                Association                                     14,762,094
    642,175     MBNA Corp.                                      18,101,308
     79,200     Merrill Lynch & Co., Inc.                        6,647,850
     80,000     Morgan Stanley Dean
                Witter & Co.                                     7,935,000
    136,500     Schwab, Charles Corp.                           14,980,875
    428,500     U.S. Bancorp                                    15,881,281
                                                          ----------------
                                                               222,481,638
                                                          ----------------

                Broadcasting - 0.5%
    110,000     Clear Channel
                Communications, Inc.                             7,645,000 (b)
                                                          ----------------

                Chemicals - 3.6%
    207,200     Air Products &
                Chemicals, Inc.                                  9,738,400
    260,200     E.I. du Pont de Nemours
                and Co.                                         18,376,625
    335,000     Monsanto Co.                                    15,158,750
    200,000     Praxair, Inc.                                   10,350,000
                                                          ----------------
                                                                53,623,775
                                                          ----------------

                Computer Software - 4.0%
    549,000     Microsoft Corp.                                 44,640,563 (b)
    574,650     Oracle Corp.                                    15,551,466 (b)
                                                          ----------------
                                                                60,192,029
                                                          ----------------

                Computers &
                Office Equipment - 9.6%
    405,600     Cisco Systems, Inc.                             46,263,750 (b)
    434,600     Compaq Computer Corp.                            9,697,013
    366,400     Dell Computer Corp.                             15,091,100 (b)
    123,000     EMC Corp.                                       13,399,313 (b)
     95,000     Hewlett Packard Co.                              7,493,125
     73,200     International Business
                Machines Corp.                                  15,312,525
    254,600     Sun Microsystems, Inc.                          15,228,263 (b)
     70,000     Texas Instruments, Inc.                          7,148,750
    251,100     Xerox Corp.                                     14,752,125
                                                          ----------------
                                                               144,385,964
                                                          ----------------

                Conglomerates - 4.8%
    127,400     AlliedSignal, Inc.                               7,484,750
    200,000     Dover Corp.                                      7,387,500
    405,900     General Electric Co.                            42,822,450
    178,500     Tyco International, Ltd.                        14,503,125
                                                          ----------------
                                                                72,197,825
                                                          ----------------

                Drugs & Health Care - 12.1%
    297,800     Abbott Laboratories                             14,424,688
    222,000     American Home Products Corp.                    13,542,000
    367,500     Becton, Dickinson & Co.                         13,666,406
    225,600     Bristol-Myers Squibb Co.                        14,339,700
    198,400     Eli Lilly & Co.                                 14,607,200
    226,200     Johnson & Johnson                               22,054,500
    204,000     Medtronic, Inc.                                 14,675,250
    320,800     Merck & Co., Inc.                               22,536,200
    254,700     Pfizer, Inc.                                    29,306,419
    461,400     Schering-Plough Corp.                           22,291,388
                                                          ----------------
                                                               181,443,751
                                                          ----------------

                Electric Utilities - 1.0%
    552,400     Southern Co.                                    14,949,325
                                                          ----------------

                Electronic Equipment - 2.5%
     83,900     Honeywell, Inc.                                  7,949,525
    491,500     Intel Corp.                                     30,073,656
                                                          ----------------
                                                                38,023,181
                                                          ----------------

                Food & Beverage - 3.2%
    210,500     Coca-Cola Co.                                   14,314,000
    285,000     Pepsi Bottling Group, Inc.                       6,002,813 (b)
    590,100     PepsiCo, Inc.                                   21,796,819
    290,000     Sara Lee Corp.                                   6,452,500
                                                          ----------------
                                                                48,566,132
                                                          ----------------

                Household Products - 2.5%
     82,000     Colgate Palmolive Co.                            8,399,875
    291,900     Gillette Co.                                    15,233,531
    152,000     Procter & Gamble Co.                            14,259,500
                                                          ----------------
                                                                37,892,906
                                                          ----------------

                Internet Service - 2.3%
    130,000     America Online, Inc.                            18,557,500
    107,500     At Home Corporation, Series A                   15,473,281 (b)
                                                          ----------------
                                                                34,030,781
                                                          ----------------

                Leisure &
                Entertainment - 2.8%
    294,100     Carnival Corp., Inc.                            12,131,625
    476,000     Disney (Walt) Co.                               15,113,000
    551,500     Mattel, Inc.                                    14,270,063
                                                          ----------------
                                                                41,514,688
                                                          ----------------

                Machinery &
                Equipment - 1.0%
    194,200     Illinois Tool Works, Inc.                       14,953,400
                                                          ----------------

                Media - 1.6%
    120,000     MediaOne Group, Inc.                             9,787,500 (b)
    211,300     Time Warner, Inc.                               14,791,000
                                                          ----------------
                                                                24,578,500
                                                          ----------------

                Oil & Oil Service - 6.2%
    147,500     Chevron Corp.                                   14,713,125
    185,000     Exxon Corp.                                     15,366,563
    361,800     Halliburton Co.                                 15,421,725
    146,300     Mobil Corp.                                     15,324,925
    290,000     Royal Dutch Petroleum Co.                       17,019,375
    236,300     Schlumberger, Ltd.                              15,093,663
                                                          ----------------
                                                                92,939,376
                                                          ----------------

                Restaurants - 1.0%
    353,700     McDonald's Corp.                                14,988,038
                                                          ----------------

                Retail - 8.3%
    298,900     CVS Corp.                                       14,235,113
    217,400     Dayton Hudson Corp.                             14,633,738
    224,850     Gap, Inc.                                       14,966,578
    245,500     Home Depot, Inc.                                14,714,656
    271,200     Kroger Co.                                      14,729,550 (b)
    278,900     Safeway, Inc.                                   15,043,169 (b)
    552,400     Walgreen Co.                                    14,845,750
    461,400     Wal-Mart Stores, Inc.                           21,224,400
                                                          ----------------
                                                               124,392,954
                                                          ----------------

                Services - 2.0%
    345,000     Automatic Data
                Processing, Inc.                                15,352,500
    197,400     Omnicom Group, Inc.                             14,311,500
                                                          ----------------
                                                                29,664,000
                                                          ----------------

                Telecommunications
                Equipment - 3.1%
    261,296     Lucent Technologies, Inc.                       15,710,422
    194,600     Motorola, Inc.                                  15,592,325
    134,700     Tellabs, Inc.                                   14,758,069 (b)
                                                        ------------------
                                                                46,060,816
                                                        ------------------

                Telephone &
                Telecommunications - 7.9%
    256,900     Ameritech Corp.                                 17,581,594
    681,627     AT&T Corp.                                      34,422,164
    278,800     Bell Atlantic Corp.                             16,065,850
    434,100     MCI Worldcom, Inc.                              35,677,594 (b)
    254,000     SBC Communications, Inc.                        14,224,000
                                                        ------------------
                                                               117,971,202
                                                        ------------------
                Total Common Stock
                (Cost $1,109,990,539)                        1,468,256,237
                                                        ------------------


     Principal
      Amount
  ------------

                SHORT-TERM
                SECURITIES - 2.2%
                Commercial Paper
 $4,900,000     Associates Corp. of North
                America, 4.93%,
                Due 5/3/99                                       4,898,658
  7,800,000     New Center Asset Trust,
                4.94%, Due 5/3/99                                7,797,859
 19,800,000     USAA Capital Corp., 4.91%,
                Due 5/3/99                                      19,794,599
                                                        ------------------
                Total Short-Term Securities
                (at amortized cost)                             32,491,116
                                                        ------------------
                Total Investments
                (Cost $1,142,481,655)                       $1,500,747,353 (c)
                                                        ==================

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $1,142,481,655 and the net unrealized appreciation of investments based on that cost was $358,265,698 which is comprised of $371,656,067 aggregate gross unrealized appreciation and $13,390,369 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
April 30, 1999
(unaudited)

     Principal                                                                              Maturity
      Amount                                                                  Rate            Date                 Value
----------------                                                             ------    ------------------     --------------
                   CORPORATE BONDS - 83.4% (a)
                   Aerospace - 1.1%
$    2,000,000     BE Aerospace, Inc., Sr. Subordinated Notes, Series B        8.0%         3/1/2008            $  2,004,991
     3,200,000     Condor Systems, Inc., Notes                              11.875%         5/1/2009               3,184,000
     2,400,000     Sabreliner Corp., Sr. Notes                                11.0%        6/15/2008               2,112,000
     2,400,000     Sequa Corp., Sr. Subordinated Notes                       9.375%       12/15/2003               2,472,000
                                                                                                              --------------
                                                                                                                   9,772,991
                                                                                                              --------------

                   Airlines - 0.7%
     2,000,000     Northwest Airlines, Corp., Notes                          8.375%        3/15/2004               1,980,590
     3,000,000     Northwest Airlines, Corp., Sr. Notes                      7.625%        3/15/2005               2,842,500
     2,000,000     U.S. Air, Inc., Sr. Secured Equipment Trust,
                   Series 1993-A-3                                          10.375%         3/1/2013               2,131,626
                                                                                                              --------------
                                                                                                                   6,954,716
                                                                                                              --------------

                   Automotive - 0.9%
     4,000,000     Dura Operating Corp., Sr. Subordinated Notes                9.0%         5/1/2009               4,070,000
     4,000,000     Hayes Lemmerz International, Inc., Sr. Subordinated Notes  8.25%       12/15/2008               4,050,000
                                                                                                              --------------
                                                                                                                   8,120,000
                                                                                                              --------------

                   Bank & Finance - 4.3%
     2,450,000     Chevy Chase Savings Bank, Subordinated Debentures          9.25%        12/1/2005               2,477,563
     4,000,000     Dollar Financial Group, Inc., Sr. Notes, Series A        10.875%       11/15/2006               4,140,000
     2,800,000     FC CBO II, Ltd., Subordinated Debentures, Series 1A,
                   Class C                                                   11.05%         9/9/2010               2,702,000
     6,500,000     GS Escrow Corp., Sr. Notes                                7.125%         8/1/2005               6,500,345
     2,598,000     HomeSide, Inc., Sr. Notes, Series B                       11.25%        5/15/2003               2,984,453
     5,600,000     Mego Mortgage Corp., Sr. Subordinated Notes                12.5%        12/1/2001               2,996,000
     2,750,000     Metris Companies, Inc., Sr. Notes                          10.0%        11/1/2004               2,832,500
     5,000,000     SIG Capital Trust I, Bond                                   9.5%        8/15/2027               3,750,000
     3,650,000     United Companies Financial Corp., Subordinated Notes      8.375%         7/1/2005                 328,500 (c)
     2,000,000     Veritas Capital Trust, Trust Preferred Securities          10.0%         1/1/2028               1,800,000
     3,380,000     Veritas Holdings GMBH, Sr. Notes                          9.625%       12/15/2003               3,447,600
     5,000,000     Williams Scotsman, Inc., Sr. Notes                        9.875%         6/1/2007               5,225,000
     3,500,000     Wilshire Financial Services Group, Inc., Notes             13.0%         1/1/2004               1,032,500 (c)
       500,000     Wilshire Financial Services Group, Notes, Series B         13.0%        8/15/2004                 147,500 (c)
                                                                                                              --------------
                                                                                                                  40,363,961
                                                                                                              --------------

                   Broadcasting - 13.6%
     4,200,000     Adelphia Communications Corp., Sr. Debentures            11.875%        9/15/2004               4,473,000
     1,130,285     American Telecasting, Inc., Sr. Discount Notes         Zero Coupon      6/15/2004               1,169,845
     1,977,585     American Telecasting, Inc., Sr. Discount Notes,
                   Series B                                               Zero Coupon      8/15/2005               1,888,594
     2,400,000     Australis Holdings Pty., Ltd., Sr. Discount Notes      Zero Coupon      11/1/2002                  30,000
    12,155,970     Australis Media, Ltd., Payment-In-Kind Sr. Discount
                   Notes                                                  Zero Coupon      5/15/2003                 182,340
     8,500,000     Avalon Cable Holdings, LLP, Sr. Discount Notes         Zero Coupon      12/1/2008               5,822,500
     4,400,000     Bresnan Communications Group, Sr. Discount Notes       Zero Coupon       2/1/2009               3,036,000
     1,800,000     Chancellor Media Corp., Sr. Notes                           8.0%        11/1/2008               1,863,000
     2,400,000     Chancellor Media Corp., Sr. Subordinated Notes            8.125%       12/15/2007               2,436,000
     1,600,000     Chancellor Media Corp., Sr. Subordinated Notes              9.0%        10/1/2008               1,716,000
     5,800,000     Charter Communications Holdings, Inc., Sr. Notes          9.625%         4/1/2009               5,966,750
     1,650,000     Classic Cable, Inc., Sr. Subordinated Notes               9.875%         8/1/2008               1,773,750
     4,000,000     Classic Communications, Inc., Units                    Zero Coupon       8/1/2009               2,880,000
     2,000,000     CSC Holdings, Inc., Sr. Notes                             7.875%       12/15/2007               2,125,000
     1,600,000     Diamond Cable Communications plc, Sr. Discount Notes   Zero Coupon      2/15/2007               1,272,000
     6,600,000     EchoStar DBS Corp., Sr. Notes                             9.375%         2/1/2009               6,921,750
     1,600,000     Emmis Communications Corp., Sr. Subordinated Notes        8.125%        3/15/2009               1,608,000
     5,000,000     Grupo Televisa S.A., Sr. Notes                           11.875%        5/15/2006               5,312,500
     2,000,000     Grupo Televisa S.A., Sr. Notes, Series A                 11.375%        5/15/2003               2,095,000
    10,200,000     Intermedia Capital Partners, Sr. Notes                    11.25%         8/1/2006              11,538,750
     4,000,000     Jacor Communications, Inc., Convertible                Zero Coupon       2/9/2018               2,245,000
     2,800,000     Jones Intercable, Inc., Sr. Notes                         9.625%        3/15/2002               3,003,000
     1,000,000     NTL, Inc., Convertible Subordinated Notes                   7.0%       12/15/2008               1,451,250
     6,000,000     NTL, Inc., Sr. Notes                                   Zero Coupon      10/1/2008               4,260,000
     4,600,000     NTL, Inc., Sr. Notes, Series A                         Zero Coupon      4/15/2005               4,393,000
     2,800,000     NTL, Inc., Sr. Notes, Series B                             10.0%        2/15/2007               3,024,000
     4,000,000     Olympus Communications, L.P., Sr. Notes                  10.625%       11/15/2006               4,490,000
     4,000,000     OnePoint Communications Corp., Sr. Notes                   14.5%         6/1/2008               2,060,000
     2,800,000     ONO Finance plc, Units                                     13.0%         5/1/2009               2,870,000
     5,500,000     Renaissance Media Group, LLC, Sr. Discount Notes       Zero Coupon      4/15/2008               3,987,500
     5,200,000     Rogers Cablesystems, Ltd., Sr. Secured Second
                   Priority Notes                                            9.625%         8/1/2002               5,642,000
       735,528     Scott Cable Communications, Inc., Payment-In-Kind
                   Jr. Subordinated Notes                                     16.0%        7/18/2002                 158,139
     3,684,000     SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B  10.75%        5/15/2006               4,135,290
     4,000,000     Sinclair Broadcast Group, Inc., Sr. Subordinated Notes      9.0%        7/15/2007               4,075,000
     3,500,000     Supercanal Holding S.A., Sr. Notes                         11.5%        5/15/2005               1,662,500 (c)
     2,800,000     Telewest Communications plc, Sr. Discount Notes        Zero Coupon      4/15/2009               1,911,000
     2,500,000     UIH Australia/Pacific, Inc., Sr. Discount Notes,
                   Series B                                               Zero Coupon      5/15/2006               1,800,000
     7,200,000     United International Holdings, Inc., Sr. Notes,
                   Series B                                               Zero Coupon      2/15/2008               4,968,000
     1,600,000     Wireless One, Inc., Sr. Notes                              13.0%       10/15/2003               1,488,000 (c)
     5,250,000     Young Broadcasting, Inc., Sr. Subordinated Notes          11.75%       11/15/2004               5,663,437
                                                                                                              --------------
                                                                                                                 127,397,895
                                                                                                              --------------

                   Building Products & Materials - 0.9%
     4,000,000     CEMEX S.A. de C.V., Notes (USD)                           12.75%        7/15/2006               4,590,000
     2,800,000     Formica Corp., Sr. Subordinated Notes                    10.875%         3/1/2009               2,845,500
     1,200,000     Nortek, Inc., Sr. Notes                                   8.875%         8/1/2008               1,248,000
                                                                                                              --------------
                                                                                                                   8,683,500
                                                                                                              --------------

                   Chemicals - 0.2%
     2,000,000     Scotts Co., Sr. Subordinated Notes                        8.625%        1/15/2009               2,082,500
                                                                                                              --------------

                   Computers & Office Equipment - 1.2%
     3,300,000     Dictaphone Corp., Sr. Subordinated Notes                  11.75%         8/1/2005               1,930,500
       800,000     MCMS, Inc., Sr. Subordinated Notes, Series B               9.75%         3/1/2008                 524,000
     2,800,000     MCMS, Inc., Subordinated Notes, Series B (Variable rate)   9.75%         3/1/2008               1,834,000
     4,000,000     Unisys Corp., Sr. Notes                                   11.75%       10/15/2004               4,550,000
     2,400,000     Unisys Corp., Sr. Notes                                    12.0%        4/15/2003               2,658,000
                                                                                                              --------------
                                                                                                                  11,496,500
                                                                                                              --------------

                   Conglomerates - 0.5%
     2,750,000     Eagle-Picher, Inc., Sr. Subordinated Notes                9.375%         3/1/2008               2,677,813
     2,000,000     Jordan Industries, Inc., Sr. Notes, Series C             10.375%         8/1/2007               2,050,000
                                                                                                              --------------
                                                                                                                   4,727,813
                                                                                                              --------------

                   Construction & Home Building - 1.0%
     6,400,000     Peters (J.M.) Co., Inc., Sr. Notes                        12.75%         5/1/2002               5,728,000
     3,600,000     The Fortress Group, Inc., Sr. Notes                       13.75%        5/15/2003               3,478,500
                                                                                                              --------------
                                                                                                                   9,206,500
                                                                                                              --------------

                   Containers & Packaging - 1.7%
     3,200,000     Dimac Corp., Sr. Subordinated Notes                        12.5%        10/1/2008               2,560,000
     2,000,000     Fonda Group, Inc., Sr. Subordinated Notes, Series B         9.5%         3/1/2007               1,667,500
     2,400,000     Graham Packaging Co., Sr. Subordinated Notes
                   (Variable Rate)                                            8.66%        1/15/2008               2,361,000
     3,350,000     Radnor Holdings Corp., Sr. Notes                           10.0%        12/1/2003               3,484,000
     3,000,000     SF Holdings Group, Inc., Sr. Discount Notes, Series B  Zero Coupon      3/15/2008                 945,000
     2,191,000     Silgan Holdings, Inc., Subordinated Debentures            13.25%        7/15/2006               2,497,740
     2,500,000     Vicap, S.A. de C.V., Guaranteed Sr. Notes (USD)          11.375%        5/15/2007               2,475,000
                                                                                                              --------------
                                                                                                                  15,990,240
                                                                                                              --------------

                   Cosmetics & Toiletries - 0.4%
     1,200,000     Revlon Consumer Products Corp., Sr. Notes                 8.125%         2/1/2006               1,182,000
     3,000,000     Revlon Consumer Products Corp., Sr. Subordinated Notes    8.625%         2/1/2008               2,865,000
                                                                                                              --------------
                                                                                                                   4,047,000
                                                                                                              --------------

                   Drugs & Health Care - 3.1%
     1,200,000     Biovale Corp. International, Sr. Notes                   10.875%       11/15/2005               1,234,500
     5,600,000     Dade International, Inc., Sr. Subordinated Notes,
                   Series B                                                 11.125%         5/1/2006               6,258,000
     5,500,000     Dynacare, Inc., Sr. Notes                                 10.75%        1/15/2006               5,637,500
     6,000,000     Fisher Scientific International, Inc., Sr. Subordinated
                   Notes                                                       9.0%         2/1/2008               6,082,500
     3,200,000     ICN Pharmaceuticals, Inc., Sr. Notes                       8.75%       11/15/2008               3,260,000
     3,200,000     Team Health, Inc., Sr. Subordinated Notes                  12.0%        3/15/2009               3,264,000
     3,800,000     Total Renal Care Holdings, Inc., Convertible Subordinated
                   Notes                                                       7.0%        5/15/2009               3,097,000
                                                                                                              --------------
                                                                                                                  28,833,500
                                                                                                              --------------

                   Electric Utilities - 2.2%
     2,000,000     CMS Energy Corp., Sr. Notes                               7.625%       11/15/2004               2,027,620
     4,000,000     CMS Energy Corp., Sr. Unsecured Notes                     8.125%        5/15/2002               4,095,224
     2,800,000     CMS Energy Corp., Sr. Unsecured Notes                       7.0%        1/15/2005               2,726,704
     3,200,000     ESI Tractebel Acquisition Corp., Bonds                     7.99%       12/30/2011               3,153,062
     1,750,000     Midland Cogen Venture Fund II, Secured Lease Obligation
                   Bonds, Series A                                           11.75%        7/23/2005               2,015,725
     3,550,000     Midland Cogen Venture Fund II, Subordinated Secured
                   Lease Obligation Bonds                                    13.25%        7/23/2006               4,416,786
     3,000,000     Niagara Mohawk Power Corp., Sr. Discount Notes,
                   Series H                                               Zero Coupon       7/1/2010               2,322,036
                                                                                                              --------------
                                                                                                                  20,757,157
                                                                                                              --------------

                   Electrical Equipment - 0.7%
     2,000,000     Jordan Telecommunication Products, Sr. Notes, Series B    9.875%         8/1/2007               2,020,000
     2,400,000     Protection One Alarm Monitoring, Inc., Convertible Sr.
                   Subordinated Notes                                         6.75%        9/15/2003               2,115,000
     2,080,000     Protection One Alarm Monitoring, Inc., Sr. Subordinated
                   Discount Notes                                           13.625%        6/30/2005               2,345,200
                                                                                                              --------------
                                                                                                                   6,480,200
                                                                                                              --------------

                   Food & Beverage - 2.0%
     3,000,000     Ameriserve Food Distribution, Inc., Sr. Notes             8.875%       10/15/2006               2,775,000
     5,000,000     Grupo Azucarero Mexico S.A. DE C, Sr. Notes (USD)          11.5%        1/15/2005               2,162,500
     4,700,000     Imperial Holly Corp., Sr. Subordinated Notes               8.75%       12/15/2007               4,799,875
     3,200,000     Packaged Ice, Inc., Sr. Notes, Series B                    9.75%         2/1/2005               3,264,000
     4,000,000     Smithfield Foods, Inc., Sr. Subordinated Notes            7.625%        2/15/2008               3,860,000
     2,000,000     Southern Foods Group, L.P., Sr. Subordinated Notes        9.875%         9/1/2007               2,120,000
                                                                                                              --------------
                                                                                                                  18,981,375
                                                                                                              --------------

                   Hospital Management - 3.0%
     3,500,000     Health Insurance Plan, Bonds, Series C                    11.25%         7/1/2010               3,608,721
     4,400,000     Integrated Health Services, Inc., Convertible Sr.
                   Subordinated Debentures                                    5.75%         1/1/2001               2,728,000
     5,000,000     Insight Health Services Corp., Sr. Subordinated Notes,
                   Series B                                                  9.625%        6/15/2008               5,150,000
     4,000,000     MedPartners, Inc., Sr. Notes                              7.375%        10/1/2006               3,460,000
     3,000,000     MedPartners, Inc., Sr. Subordinated Notes                 6.875%         9/1/2000               2,820,000
     2,400,000     PhyMatrix Corp., Convertible Subordinated Debentures       6.75%        6/15/2003               1,152,000
     2,000,000     Tenet Healthcare Corp., Sr. Notes                         7.625%         6/1/2008               1,955,000
     2,000,000     Tenet Healthcare Corp., Sr. Subordinated Notes            8.125%        12/1/2008               1,980,000
     3,200,000     Triad Hospital Holdings, Inc., Sr. Subordinated Notes      11.0%        5/15/2005               3,206,000
     2,000,000     Universal Hospital Services, Inc., Sr. Notes              10.25%         3/1/2008               1,810,000
                                                                                                              --------------
                                                                                                                  27,869,721
                                                                                                              --------------

                   Household Products - 1.2%
     2,000,000     AMM Holdings, Inc., Sr. Discount Notes                 Zero Coupon       7/1/2009                 650,000
     5,200,000     BPC Holding Corp., Sr. Secured Notes, Series B             12.5%        6/15/2006               5,538,000
     3,000,000     Holmes Products Corp., Sr. Subordinated Notes              9.75%       11/15/2007               2,985,000
     2,000,000     Moll Industries, Inc., Sr. Subordinated Notes              10.5%         7/1/2008               1,780,000
                                                                                                              --------------
                                                                                                                  10,953,000
                                                                                                              --------------

                   Leisure & Entertainment - 3.6%
     4,777,000     AMF Bowling Worldwide, Inc., Sr. Subordinated Discount
                   Notes, Series B                                        Zero Coupon      3/15/2006               2,746,775
     2,700,000     CapStar Hotel Company, Convertible Subordinated Notes      4.75%       10/15/2004               2,072,250
     3,000,000     Carmike Cinemas, Inc., Sr. Subordinated Notes             9.375%         2/1/2009               3,022,500
     4,000,000     Florida Panthers Holdings, Sr. Subordinated Notes         9.875%        4/15/2009               4,030,000
     2,000,000     HMH Properties, Inc., Sr. Notes, Series A                 7.875%         8/1/2005               1,980,000
     1,600,000     HMH Properties, Inc., Sr. Notes, Series B                 7.875%         8/1/2008               1,558,000
     4,000,000     HMH Properties, Inc., Sr. Notes, Series C                  8.45%        12/1/2008               4,045,000
     3,000,000     Production Resource Group, LLC, Sr. Subordinated Notes     11.5%        1/15/2008               3,060,000
     5,000,000     Regal Cinemas, Inc., Sr. Subordinated Notes               8.875%       12/15/2010               5,012,500
     2,400,000     SFX Entertainment, Inc., Sr. Subordinated Notes           9.125%        12/1/2008               2,502,000
     1,200,000     Signature Resorts, Inc., Sr. Subordinated Notes            9.75%        10/1/2007               1,098,000
     2,600,000     Silverleaf Resorts, Inc., Sr. Subordinated Notes           10.5%         4/1/2008               2,223,000
                                                                                                              --------------
                                                                                                                  33,350,025
                                                                                                              --------------

                   Machinery & Equipment - 2.6%
     4,000,000     Anthony Crane Rentals, LP, Debentures, Series B        Zero Coupon       8/1/2009               2,015,000
     1,800,000     Applied Power, Inc., Sr. Subordinated Notes                8.75%         4/1/2009               1,854,000
     1,600,000     Motors & Gears, Inc., Sr. Notes, Series D                 10.75%       11/15/2006               1,656,000
     4,800,000     Navistar Financial Corp., Sr. Subordinated Notes,
                   Series B                                                    9.0%         6/1/2002               5,016,000
     2,000,000     Navistar International Corp., Sr. Notes, Series B           7.0%         2/1/2003               2,000,000
     1,600,000     Navistar International Corp., Sr. Subordinated Notes,
                   Series B                                                    8.0%         2/1/2008               1,664,000
     2,000,000     Pentacon, Inc., Sr. Subordiated Notes                     12.25%         4/1/2009               2,000,000
     2,000,000     Scotsman Group, Inc., Sr. Subordinated Notes              8.625%       12/15/2007               2,040,000
     2,000,000     United Rentals, Inc., Notes                                 9.0%         4/1/2009               2,000,000
     4,000,000     United Rentals, Inc., Sr. Subordinated Notes               9.25%        1/15/2009               4,155,000
                                                                                                              --------------
                                                                                                                  24,400,000
                                                                                                              --------------

                   Mining & Metals - 0.5%
     1,600,000     Altos Hornos de Mexico, Bonds, Series B (USD)            11.875%        4/30/2004                 564,000 (c)
     4,000,000     UCAR Global Enterprises, Inc., Sr. Subordinated Notes,
                   Series B                                                   12.0%        1/15/2005               4,310,000
                                                                                                              --------------
                                                                                                                   4,874,000
                                                                                                              --------------

                   Oil & Gas - 2.4%
     3,400,000     Belden & Blake Corp., Sr. Subordinated Notes, Series B    9.875%        6/15/2007               2,601,000
     2,400,000     Conproca S.A. de C.V., Sr. Secured Bonds (USD)             12.0%        6/16/2010               2,379,000
     1,950,000     Dailey International, Inc., Sr. Notes, Series B             9.5%        2/15/2008                 614,250 (c)
     5,000,000     Gulf Canada Resources, Ltd., Sr. Subordinated Debentures  9.625%         7/1/2005               5,150,000
     6,000,000     National Energy Group, Inc., Sr. Notes, Series D          10.75%        11/1/2006               2,115,000 (c)
     3,500,000     Northern Offshore ASA, Sr. Notes                           10.0%        5/15/2005               1,592,500
     2,400,000     Pride International, Inc., Convertible Subordinated
                   Debentures                                             Zero Coupon      4/24/2018                 714,000
     2,000,000     Pride Petroleum Services, Inc., Sr. Notes                 9.375%         5/1/2007               2,050,000
     3,000,000     RAM Energy, Inc., Sr. Notes                                11.5%        2/15/2008               1,695,000
     2,000,000     RBF Finance Co., Sr. Notes                               11.375%        3/15/2009               2,120,000
     2,000,000     Trico Marine Services, Inc., Sr. Unsecured Notes,
                   Series G                                                    8.5%         8/1/2005               1,830,000
                                                                                                              --------------
                                                                                                                  22,860,750
                                                                                                              --------------

                   Paper & Forest Products - 1.9%
     2,400,000     APP Finance (II) Mauritius, Ltd., Guaranteed Preferred
                   Securities, Series B                                       12.0%        2/15/2004               1,209,000
     2,000,000     FSW International Finance Co. B.V., Guaranteed Secured
                   Notes                                                      12.5%        11/1/2006                 325,000 (c)
     1,200,000     Indah Kiat Finance Mauritius, Guaranteed Sr. Notes         10.0%         7/1/2007                 813,000
     5,200,000     Malette, Inc., Sr. Secured Notes                          12.25%        7/15/2004               5,642,000
     3,200,000     Packaging Corp. of America, Sr. Subordinated Notes          9.0%         4/1/2009               3,336,000
     2,400,000     Pindo Deli Finance Mauritius, Sr. Notes                   10.25%        10/1/2002               1,590,000
     4,400,000     S.D. Warren Co., Sr. Subordinated Notes                    12.0%       12/15/2004               4,774,000
                                                                                                              --------------
                                                                                                                  17,689,000
                                                                                                              --------------

                   Pollution Control - 1.2%
     5,000,000     Allied Waste North America, Sr. Notes, Series B           7.625%         1/1/2006               4,900,000
     1,800,000     IT Group, Inc., Sr. Subordinated Notes                    11.25%         4/1/2009               1,833,750
     3,700,000     Norcal Waste Systems, Inc., Sr. Notes, Series B            13.5%       11/15/2005               4,134,750
                                                                                                              --------------
                                                                                                                  10,868,500
                                                                                                              --------------

                   Publishing & Printing - 1.9%
     4,000,000     Mail-Well Corp., Bonds                                     8.75%       12/15/2008               4,120,000
     5,500,000     MDC Communications Corp., Sr. Subordinated Notes           10.5%        12/1/2006               5,692,500
     3,000,000     PRIMEDIA, Inc., Sr. Notes                                 10.25%         6/1/2004               3,157,500
     4,150,000     Sullivan Graphics, Inc., Sr. Subordinated Notes           12.75%         8/1/2005               4,471,625
                                                                                                              --------------
                                                                                                                  17,441,625
                                                                                                              --------------

                   Retail - 1.1%
     2,500,000     Corporate Express, Inc., Convertible Notes                  4.5%         7/1/2000               2,243,750
     2,000,000     County Seat Stores, Inc., Units                           12.75%        11/1/2004                 130,000 (c)
     2,250,000     F & M Distributors, Inc., Sr. Subordinated Notes          11.50%        4/15/2003                  28,125 (c)
     4,600,000     Hollywood Entertainment Corp., Sr. Subordinated Notes,
                   Series B                                                 10.625%        8/15/2004               4,646,000
     2,000,000     J. Crew Group, Debentures, Series B                    Zero Coupon     10/15/2008               1,130,000
     2,000,000     TravelCenters of America, Inc., Sr. Subordinated Notes    10.25%         4/1/2007               2,120,000
                                                                                                              --------------
                                                                                                                  10,297,875
                                                                                                              --------------

                   Retail Food - 1.5%
     3,200,000     Fleming Companies, Inc., Sr. Subordinated Notes,
                   Series B                                                 10.625%        7/31/2007               3,112,000
     5,500,000     Jitney-Jungle Stores of America, Sr. Notes                 12.0%         3/1/2006               5,926,250
     5,000,000     Smith's Food & Drug Centers, Pass Through Certificates     8.64%         7/2/2012               5,294,775
                                                                                                              --------------
                                                                                                                  14,333,025
                                                                                                              --------------

                   Services - 1.5%
     6,000,000     Building One Services Corp., Sr. Subordinated Notes        10.5%         5/1/2009               5,880,000
       500,000     Discovery Zone, Inc., Sr. Notes                            13.5%         5/1/2002                 100,000 (c)
     2,000,000     Discovery Zone, Inc., Sr. Notes                            13.5%         8/1/2002                 127,140 (c)
     1,500,000     Integrated Electric Services, Inc., Sr. Subordinated
                   Notes                                                     9.375%         2/1/2009               1,533,750
     5,900,000     KinderCare Learning Centers, Inc., Sr. Subordinated Notes   9.5%        2/15/2009               6,254,000
                                                                                                              --------------
                                                                                                                  13,894,890
                                                                                                              --------------
                   Telecommunications: Data/Internet - 2.5%
     4,000,000     Covad Communications Group, Inc., Sr. Notes                12.5%        2/15/2009               4,070,000
     2,650,000     Exodus Communications, Inc., Sr. Notes                    11.25%         7/1/2008               2,901,750
    12,000,000     Network Associates, Inc., Convertible Bond                  1.0%        2/13/2018               3,525,000
     4,000,000     Rhythms NetConnections, Inc., Sr. Notes                   12.75%        4/15/2009               4,010,000
     2,500,000     Splitrock Services, Inc., Notes, Series B                 11.75%        7/15/2008               2,756,250
     2,000,000     Verio, Inc., Sr. Notes                                    11.25%        12/1/2008               2,240,000
     6,400,000     Wam!Net, Inc., Sr. Discount Notes, Series B            Zero Coupon       3/1/2005               4,032,000
                                                                                                              --------------
                                                                                                                  23,535,000
                                                                                                              --------------

                   Telecommunications: Wireless - 9.4%
     3,000,000     American Mobile Satellite Corp., Sr. Notes, Series B      12.25%         4/1/2008               2,235,000
     1,200,000     Arch Escrow Corp., Sr. Notes                              13.75%        4/15/2008               1,170,000
     3,100,000     CenCall Communications Corp., Sr. Redeemable Discount
                   Notes                                                  Zero Coupon      1/15/2004               3,255,000
     4,000,000     Centennial Cellular Operating Co., Sr. Subordinated
                   Notes                                                     10.75%       12/15/2008               4,355,000
     4,000,000     Clearnet Communications, Inc., Sr. Discount Notes      Zero Coupon     12/15/2005               3,740,000
     2,000,000     Convergent Communications, Inc., Sr. B Notes               13.0%         4/1/2008               1,710,000
     2,800,000     Dobson/Sygnet Communications Corp., Sr. Notes             12.25%       12/15/2008               3,129,000
     2,000,000     HighwayMaster Communications, Inc., Sr. Notes, Series B   13.75%        9/15/2005                 862,500
     2,800,000     ICO Global Communications, Units                           15.0%         8/1/2005               1,806,000
     2,800,000     Iridium LLC/Capital Corp., Sr. Notes, Series A             13.0%        7/15/2005                 966,000
     3,150,000     Iridium LLC/Capital Corp., Sr. Notes, Series B             14.0%        7/15/2005               1,118,250
       800,000     Iridium LLC/Capital Corp., Sr. Notes, Series C            11.25%        7/15/2005                 252,000
     3,800,000     Logix Communications Ent., Inc., Sr. Notes                12.25%        6/15/2008               3,866,500
     6,000,000     McCaw International, Ltd., Sr. Discount Notes          Zero Coupon      4/15/2007               3,990,000
     3,800,000     Metrocall, Inc., Sr. Subordinated Notes                    11.0%        9/15/2008               3,439,000
     4,800,000     Microcell Telecommunications, Inc., Sr. Discount
                   Notes                                                  Zero Coupon       6/1/2006               4,056,000
     8,000,000     Millicom International Cellular, Sr. Discount Notes    Zero Coupon       6/1/2006               6,180,000
     4,000,000     Mobile Telecommunications Technology, Sr. Notes            13.5%        2/15/2002               4,560,000
     1,900,000     Nextel Communications, Inc., Sr. Discount Notes        Zero Coupon      9/15/2007               1,482,000
     2,000,000     Nextel Communications, Inc., Sr. Discount Notes        Zero Coupon     10/31/2007               1,545,000
     1,550,000     Nextel Communications, Inc., Sr. Discount Notes            9.95%        2/15/2008               1,185,750
     6,000,000     Orion Network Systems, Inc., Sr. Discount Notes        Zero Coupon      1/15/2007               3,690,000
     7,000,000     Orion Network Systems, Inc., Sr. Notes                    11.25%        1/15/2007               6,790,000
     4,800,000     PageMart Nationwide, Inc., Sr. Discount Exchange
                   Notes                                                  Zero Coupon       2/1/2005               4,104,000
     4,700,000     PageMart Wireless, Inc., Sr. Discount Notes               10.00%         2/1/2008               1,715,500
     1,273,125     Price Communication Cellular, Payment-In-Kind Sr. Notes   11.25%        8/15/2008               1,295,405
     1,950,000     Price Communications Wireless, Sr. Subordinated Notes     11.75%        7/15/2007               2,174,250
     2,000,000     Rogers Cantel, Inc., Debentures                           9.375%         6/1/2008               2,205,000
     6,900,000     SpectraSite Holdings, Inc., Sr. Discount Notes         Zero Coupon      4/15/2009               4,071,000
     4,000,000     Teletrac, Inc., Sr. Notes, Series B                        14.0%         8/1/2007               1,460,000
     6,000,000     UNIFI Communications, Inc., Sr. Notes                      14.0%         3/1/2004                 450,000 (c)
     3,100,000     USA Mobile Communications, Inc., Sr. Notes                 14.0%        11/1/2004               3,239,500
     2,500,000     VIALOG Corp., Sr. Notes                                   12.75%       11/15/2001               2,112,500
                                                                                                              --------------
                                                                                                                  88,210,155
                                                                                                              --------------
                   Telecommunications: Wireline - 11.7%
     6,000,000     Allegiance Telecom, Inc., Sr. Discount Notes,
                   Series B                                               Zero Coupon      2/15/2008               4,072,500
     2,000,000     Birch Telecom, Inc, Sr. Notes                              14.0%        6/15/2008               1,890,000
     2,200,000     Call-Net Enterprises, Inc., Sr. Discount Notes         Zero Coupon      12/1/2004               2,274,250
     2,900,000     Completel Europe N.V., Units                           Zero Coupon      2/15/2009               1,540,625
     3,000,000     DTI Holdings, Inc., Sr. Discount Notes, Series B       Zero Coupon       3/1/2008               1,215,000
     3,200,000     Esprit Telecom Group, plc, Sr. Notes                       11.5%       12/15/2007               3,520,000
     4,300,000     FirstWorld Communications, Inc., Sr. Discount Notes    Zero Coupon      4/15/2008               2,386,500
     3,800,000     GST Equipment Funding, Inc., Sr. Secured Notes            13.25%         5/1/2007               4,161,000
     2,000,000     GST Telecommunications, Inc., Sr. Discount Notes       Zero Coupon       5/1/2008               1,225,000
     1,000,000     GST Telecommunications, Inc., Sr. Discount Notes       Zero Coupon     12/15/2005               1,268,750
     2,750,000     Hermes Europe Railtel B.V., Sr. Notes                      11.5%        8/15/2007               2,997,500
     2,400,000     Hyperion Telecommunications, Inc., Sr. Discount Notes,
                   Series B                                               Zero Coupon      4/15/2003               2,028,000
     1,200,000     Hyperion Telecommunications, Inc., Sr. Notes,
                   Series B                                                  12.25%         9/1/2004               1,311,000
     3,200,000     IntelCom Group Holdings (U.S.A.), Inc., Sr. Discount
                   Notes                                                  Zero Coupon      9/15/2005               2,928,000
     1,200,000     Intermedia Communications, Inc., Sr. Notes                  8.6%         6/1/2008               1,206,000
     3,100,000     Intermedia Communications, Inc., Sr. Notes, Series B        8.5%        1/15/2008               3,107,750
     4,750,000     Intermedia Communications, Inc., Sr. Subordinated
                   Notes                                                  Zero Coupon       3/1/2009               3,063,750
     2,800,000     Ionica plc, Sr. Notes                                      13.5%        8/15/2006               1,057,000 (c)
     1,900,000     Jazztel plc, Units                                         14.0%         4/1/2009               1,957,000
     8,800,000     Level 3 Communications, Inc., Sr. Discount Notes       Zero Coupon      12/1/2008               5,742,000
     2,000,000     McLeodUSA, Inc., Sr. Notes                                8.125%        2/15/2009               1,995,000
     2,800,000     Metromedia Fiber Network, Inc., Sr. Notes                  10.0%       11/15/2008               3,038,000
     4,000,000     MGC Communications, Inc., Sr. Notes, Series B              13.0%        10/1/2004               3,820,000
     4,000,000     MJD Communications, Inc., Notes, Series B (Variable Rate)  9.16%         5/1/2008               4,020,000
     3,000,000     Netia Holdings B.V., Sr. Discount Notes, Series B      Zero Coupon      11/1/2007               2,062,500
     3,200,000     NEXTLINK Communications, LLC, Sr. Discount Notes           12.5%        4/15/2006               3,456,000
       800,000     NEXTLINK Communications, Inc., Sr. Notes                  9.625%        10/1/2007                 814,000
       800,000     NEXTLINK Communications, Inc., Sr. Notes                  10.75%       11/15/2008                 864,000
     3,000,000     Pathnet, Inc., Sr. Notes                                  12.25%        4/15/2000               1,710,000
     2,800,000     Phonetel Technologies, Inc., Sr. Notes                     12.0%       12/15/2006                 826,000 (c)
     3,000,000     Poland Telecom Finance BV, Sr. Notes, Series B             14.0%        12/1/2007               2,820,000
     4,000,000     Primus Telecom Group, Inc., Sr. Notes                     11.25%        1/15/2009               4,240,000
     3,600,000     Primus Telecommunications Group, Inc., Sr. Notes          11.75%         8/1/2004               3,807,000
     1,200,000     RSL Communications plc, Bonds                              12.0%        11/1/2008               1,320,000
     4,600,000     RSL Communications, Ltd., Units                           12.25%       11/15/2006               5,083,000
     2,000,000     Startec Global Communications, Inc., Sr. Notes             12.0%        5/15/2008               1,790,000
     1,400,000     Telegroup, Inc., Sr. Discount Notes                    Zero Coupon      11/1/2004                 441,000 (c)
     3,200,000     Teligent, Inc., Sr. Discount Notes, Series B           Zero Coupon       3/1/2008               1,872,000
     3,200,000     Teligent, Inc., Sr. Notes                                  11.5%        12/1/2007               3,200,000
     6,000,000     USN Communications, Inc., Sr. Discount Notes,
                   Series B                                               Zero Coupon      8/15/2004                 630,000 (c)
     2,800,000     VersaTel Telecom B.V., Sr. Notes                          13.25%        5/15/2008               3,038,000
     2,500,000     Viatel, Inc., Sr. Discount Notes                       Zero Coupon      4/15/2008               1,643,750
     2,500,000     Viatel, Inc., Sr. Notes                                    11.5%        3/15/2009               2,675,000
     1,700,000     WinStar Communications, Inc., Sr. Discount Notes       Zero Coupon     10/15/2005               1,470,500
       800,000     WinStar Communications, Inc., Sr. Subordinated Notes       15.0%         3/1/2007                 860,000
     1,200,000     WinStar Communications, Inc., Sr. Unsecured Notes      Zero Coupon     10/15/2005               1,650,000
     2,000,000     Worldwide Fiber, Inc., Sr. Notes                           12.5%       12/15/2005               2,155,000
                                                                                                              --------------
                                                                                                                 110,252,375
                                                                                                              --------------

                   Textiles & Apparel - 1.4%
     3,950,000     CMI Industries, Inc., Sr. Subordinated Notes                9.5%        10/1/2003               3,831,500
     5,890,000     Dan River, Inc., Sr. Subordinated Notes                  10.125%       12/15/2003               6,125,600
     1,200,000     Norton McNaughton, Inc., Sr. Notes                         12.5%         6/1/2005                 990,000
     2,400,000     Supreme International Corp., Sr. Subordinated Notes       12.25%         4/1/2006               2,430,000
                                                                                                              --------------
                                                                                                                  13,377,100
                                                                                                              --------------

                   Transportation - 1.5%
     4,700,000     Allied Holdings, Inc., Sr. Notes, Series B                8.625%        10/1/2007               4,582,500
     2,000,000     Cenargo International plc, Senior Notes                    9.75%        6/15/2008               1,835,000
     3,600,000     Equimar Shipholdings, Ltd., First Priority Mtg            9.875%         7/1/2007               2,569,500
     2,000,000     Transportacion Maritima, Sr. Notes (USD)                   10.0%       11/15/2006               1,685,000
     5,000,000     Windsor Petroleum, Notes                                   7.84%        1/15/2021               3,725,000
                                                                                                              --------------
                                                                                                                  14,397,000
                                                                                                              --------------
                   Total Corporate Bonds (cost $837,400,298)                                                     782,499,889
                                                                                                              --------------

                   FOREIGN GOVERNMENT BONDS - 0.4% (a,e)
     4,000,000     Brazil (Federative Republic), Bonds                      11.625%        4/15/2004               3,880,000
                                                                                                              --------------
                   Total Foreign Government Bonds (cost $6,264,625)                                                3,880,000
                                                                                                              --------------

     Shares
----------------

                PREFERRED STOCKS (a,b)
                Convertible - 2.3%
     14,000     Adelphia Communications Corp., Convertible Preferred Stock, Series D                               2,866,500
     40,000     CalEnergy Capital Trust III, Convertible Preferred Stock                                           1,900,000
     46,000     Chesapeake Energy Corp., Convertible Preferred Stock                                               1,069,500
     53,000     Granite Broadcasting Corp., Convertible Preferred Stock                                            2,093,500
     60,000     Host Marriott Financial Trust, Convertible Preferred Stock                                         2,692,500
     30,000     Intermedia Communication, Convertible Preferred Stock                                                896,250
     40,000     Owens - Illinois, Inc., Convertible Preferred Stock                                                1,620,000
     68,000     PSINet, Inc., Convertible Preferred Stock, Series C                                                3,502,000
     29,500     Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                        1,180,000
     33,500     TIMET Capital Trust I, Convertible Preferred Stock                                                   716,063
     58,500     Treev, Inc., Convertible Preferred Stock, Series A                                                   489,938
     40,000     TWR Automotive Capital Trust, Convertible Preferred Stock                                          1,970,000
     60,000     USX Corp. (Marathon Group), Convertible Preferred Stock                                              810,000
                                                                                                              --------------
                                                                                                                  21,806,251
                                                                                                              --------------

                Non-Convertible - 8.5%
     16,820     CapStar Communications, Inc., Exchangeable Payment-In-Kind Preferred Stock, Series E               2,077,270
     17,018     Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock                                  1,876,235
     65,000     Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                    3,493,750
     21,229     Cluett American Corp., Preferred Stock                                                             1,873,459
     45,061     Communications & Power Industries, Inc., Preferred Stock, Series B                                 4,877,853
     48,127     CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                5,600,780
     21,712     CSC Holdings, Inc., Preferred Stock                                                                2,534,876
      2,932     Cumulus Media, Inc., Preferred Stock, Series A                                                     3,335,150
      5,200     Dobson Communications Corp., Payment-In-Kind Preferred Stock                                       5,265,000
     40,000     Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                    4,650,000
      5,241     ICG Holdings, Inc., Preferred Stock                                                                5,568,563
      2,447     Intermedia Communications, Inc., Preferred Stock                                                   2,648,878
      3,324     IXC Communications, Inc., Preferred Stock                                                          3,465,270
      1,200     J Crew Group, Preferred Stock                                                                        924,000
     16,000     Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                         2,000,000
     42,863     Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                         1,596,647
        800     Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series D                               918,000
      3,294     Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                             3,664,575
     75,506     NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                     4,096,201
      4,532     Paxson Communications Corp., Payment-In-Kind Preferred Stock                                       4,090,130
     27,500     PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                             2,674,375
     36,500     PRIMEDIA, Inc., Preferred Stock, Series D                                                          3,878,125
     17,000     PRIMEDIA, Inc., Preferred Stock, Series F                                                          1,721,250
    122,500     River Bank Asset, Inc., Preferred Stock, Series A                                                  1,960,000
      2,800     R&B Falcon Corp., Preferred Stock Units                                                            2,933,000
      2,000     WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                            1,645,000
                                                                                                              --------------
                                                                                                                  79,368,387
                                                                                                              --------------
                Total Preferred Stocks (cost $105,426,073)                                                       101,174,638
                                                                                                              --------------

                COMMON STOCKS & STOCK WARRANTS - 3.1% (a,b)
      6,800     Allegiance Telecom, Inc., Stock Warrants                                                             259,250
      3,000     American Mobile Satellite Corp., Stock Warrants                                                       90,375
     26,000     American Telecasting, Inc., Stock Warrants                                                               260
      2,400     American Telecasting, Inc., Stock Warrants                                                                24
    125,000     Arch Communications Group, Inc., Common Stock                                                        265,625
      2,400     Australis Holdings Pty., Ltd., Stock Warrants                                                             24 (d)
     10,920     Australis Media, Ltd., Stock Warrants                                                                      0 (d)
      2,000     Birch Telecom, Inc., Stock Warrants                                                                   10,000
     23,925     Clearnet Communications, Inc., Stock Warrants                                                        152,522
      1,890     Communications & Power Industries, Inc., Common Stock                                                284,445 (d)
     13,009     Consolidated Hydro, Inc., Stock Warrants, Class B                                                        813 (d)
      8,444     Consolidated Hydro, Inc., Stock Warrants, Class C                                                      1,056 (d)
      8,000     Convergent Communications, Inc., Stock Warrants                                                          240
      2,233     CS Wireless Systems, Inc., Common Stock                                                                  301 (d)
     19,000     Discovery Zone, Inc., Stock Warrants                                                                      19 (d)
     15,000     DTI Holdings, Inc., Stock Warrants                                                                     1,800
     11,700     E. Spire Communications, Stock Warrants                                                            1,028,194
      4,300     FirstWorld Communications, Stock Warrants                                                            215,000
    112,013     Gaylord Container Corp., Common Stock, Class A                                                       938,109
    154,623     Gaylord Container Corp., Stock Warrants                                                            1,294,968
     25,274     Harvard Industries, Inc., Stock Warrants                                                              11,213 (d)
      2,000     HighwayMaster Communications, Inc., Stock Warrants                                                     1,010
      9,200     Hyperion Telecommunications, Inc., Stock Warrants                                                    640,550
     55,000     IntelCom Group Communications, Inc., Common Stock                                                  1,213,438
     50,335     IntelCom Group (U.S.A.), Inc., Stock Warrants                                                        798,942
      4,100     Intermedia Communications of Florida, Stock Warrants                                                 438,700
      3,367     Intermedia Communications, Inc., Common Stock                                                        108,375
     10,200     Ionica plc, Stock Warrants                                                                               102 (d)
      2,000     Iridium World Communications, Stock Warrants                                                          40,250
     35,000     Magellan Health Services, Inc., Common Stock                                                         190,313
      7,100     McCaw International, Ltd., Stock Warrants                                                             25,738
     60,000     MCI Worldcom, Inc., Common Stock                                                                   4,931,250
      3,150     MGC Communications, Inc., Stock Warrants                                                             478,800
     27,200     Microcell Telecommunications, Inc., Stock Warrants                                                   466,888
      3,541     Nextel Communications, Inc., Class A                                                                 144,960
      4,000     OnePoint Communications Corp., Stock Warrants                                                         40,000
     26,250     PageMart Nationwide, Inc., Common Stock                                                               85,313
    112,000     PageMart Wireless, Inc., Common Stock, Class A                                                       511,000
      3,000     Pathnet, Inc., Stock Warrants                                                                         30,375
      3,000     Poland Telecom Finance BV, Stock Warrants                                                            120,000
     75,000     Powertel, Inc., Common Stock                                                                       1,631,250
      3,200     Primus Telecommunications Group, Inc., Stock Warrants                                                 48,400
     19,360     Protection One Alarm Monitoring, Stock Warrants                                                       82,280
      6,000     RSL Communications, Ltd., Stock Warrants                                                             660,750
      6,000     SF Holdings Group, Inc., Common Stock                                                                 12,000
      3,200     Splitrock Services, Inc., Stock Warrants                                                             272,000
    128,664     Star Gas Partners, L.P., Common Stock                                                              1,954,080
      2,000     Startec Global Communications, Inc., Stock Warrants                                                    2,500
      4,000     Teletrac Holdings, Inc., Stock Warrants                                                                    0
      3,119     TREEV, Inc., Common Stock                                                                              5,848
      4,600     UIH Australia/Pacific, Inc., Stock Warrants                                                            5,175
      6,000     UNIFI Communications, Inc., Stock Warrants                                                               810 (d)
     25,000     United International Holdings, Inc., Common Stock, Class A                                         1,493,750
     20,100     United International Holdings, Inc., Stock Warrants                                                3,218,513
     44,000     USN Communications, Inc., Stock Warrants                                                              25,300 (d)
      2,800     VersaTel Telecom B.V., Stock Warrants                                                                196,350
      1,100     Vialog Corp., Stock Warrants                                                                          55,000
     80,000     Viatel, Inc., Common Stock                                                                         3,680,000
     18,300     Wam!Net, Inc., Stock Warrants                                                                        416,325
     26,181     Wherehouse Entertainment, Inc., Stock Warrants, Class A                                              199,630
      4,545     Wherehouse Entertainment, Inc., Stock Warrants, Class B                                               18,748
      4,545     Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                7,386
     13,800     Wireless One, Inc., Stock Warrants                                                                       138
                                                                                                              --------------
                Total Common Stock & Stock Warrants (cost $25,472,907)                                            28,806,475
                                                                                                              --------------




     Principal                                                                              Maturity
      Amount                                                                  Rate            Date
----------------                                                             ------    ------------------
                SHORT-TERM SECURITIES - 2.3% (a)
                Commercial Paper
$22,000,000     Associates Corp. of North America (at amortized cost)         4.93%         5/3/1999              21,993,974
                                                                                                              --------------
                Total Investments (cost $996,557,877)                                                           $938,354,976 (f)
                                                                                                              ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 1999, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 1999:


                                                                                    Acquisition
                                  Security                                              Date             Cost
     --------------------------------------------------------------------------     ------------     ------------
                Australis Holdings Pty., Ltd., Stock Warrants                         3/27/1997         $      --
                Australis Media, Ltd., Stock Warrants                                  1/2/1997                --
                Communications & Power Industries, Inc., Common Stock                  8/2/1995           172,871
                Consolidated Hydro, Inc., Stock Warrants, Class B                    11/18/1997         2,440,822
                Consolidated Hydro, Inc., Stock Warrants, Class C                    11/18/1997                --
                CS Wireless Systems, Inc., Common Stock                              12/11/1996            15,070
                Discovery Zone, Inc., Stock Warrants                                  7/15/1997           222,829
                Harvard Industries, Inc., Stock Warrants                              5/14/1992         6,669,341
                Ionica plc, Stock Warrants                                             8/1/1996           664,784
                UNIFI Communications, Inc., Stock Warrants                            2/14/1997           123,449
                USN Communications, Inc., Stock Warrants                              8/13/1997               373

(e) Denominated in U.S. dollars.

(f) At April 30, 1999, the aggregate cost of securities for federal tax purposes was $996,557,877 and the net unrealized depreciation of investments based on that cost was $58,202,901 which is comprised of $51,599,772 aggregate gross unrealized appreciation and $109,802,673 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
April 30, 1999
(unaudited)


     Principal                                                                              Maturity
      Amount                                                                  Rate            Date                 Value
----------------                                                             ------    ------------------     --------------
                CORPORATE BONDS - 57.4% (a)
                Aerospace - 1.4%
$ 4,000,000     Lockheed Martin Corp., Notes                                  7.45%        6/15/2004            $  4,220,859
  3,000,000     Raytheon Co., Notes                                           6.45%        8/15/2002               3,048,555
  2,000,000     Raytheon Co., Notes                                           6.75%        8/15/2007               2,054,172
  1,500,000     United Defense Industries, Inc., Sr. Subordinated Notes       8.75%       11/15/2007               1,518,750
                                                                                                              --------------
                                                                                                                  10,842,336
                                                                                                              --------------

                Automotive - 1.8%
  2,000,000     Ford Motor Credit Co., Notes                                 6.125%        4/25/2003               2,011,550
  5,000,000     Ford Motor Credit Co., Notes                                 6.375%        10/6/2000               5,062,795
  7,000,000     Toyota Motor Credit Corp., Notes (USD)                       5.625%       11/13/2003               6,944,378
                                                                                                              --------------
                                                                                                                  14,018,723
                                                                                                              --------------

                Bank & Finance - 12.2%
  7,000,000     Associates Corp. of North America, Bonds                       5.8%        4/20/2004               6,929,069
  4,000,000     Bank One Corp., Medium Term Notes                              6.0%        2/17/2009               3,874,436
  3,000,000     BankAmerica Corp., Sr. Notes                                 5.875%        2/15/2009               2,886,906
  3,500,000     Chase Manhattan Corp., Subordinated Notes                    9.375%         7/1/2001               3,746,288
  7,000,000     Chemical New York Corp., Debentures                           9.75%        6/15/1999               7,032,186
  3,000,000     CIT (The) Group, Inc., Notes                                   5.5%        2/15/2004               2,938,200
 10,000,000     Equitable Life Assurance Society of the
                United States, Surplus Notes                                  6.95%        12/1/2005              10,320,100
  2,500,000     First Union Corp., Subordinated Notes                        6.875%        9/15/2005               2,574,788
 11,000,000     General Electric Capital Corp., Debentures                    8.85%         4/1/2005              12,480,160
  1,500,000     GS Escrow Corp., Sr. Notes                                    6.75%         8/1/2001               1,502,220
  7,000,000     Metropolitan Life Insurance Co., Surplus Notes                 7.7%        11/1/2015               7,503,993
  3,000,000     Morgan Stanley Dean Witter, Notes                            5.625%        1/20/2004               2,953,383
  9,000,000     New York Life Insurance Co., Surplus Notes                     6.4%       12/15/2003               9,055,683
  1,500,000     PNC Funding Corp., Subordinated Notes                        6.125%        2/15/2009               1,462,118
  7,000,000     Prudential Insurance Co. of America, Capital Notes           6.875%        4/15/2003               7,144,641
  3,000,000     The Prudential Insurance Co. of America, Surplus Notes         8.3%         7/1/2025               3,456,930
  4,000,000     Wachovia Corp., Subordinated Notes                           5.625%       12/15/2008               3,791,960
  4,500,000     Wells Fargo Capital, Capital Trust Preferred Securities       7.73%        12/1/2026               4,562,028
                                                                                                              --------------
                                                                                                                  94,215,089
                                                                                                              --------------

                Broadcasting - 1.4%
  3,000,000     CBS Corp., Notes                                             8.875%         6/1/2001               3,161,787
  2,000,000     Chancellor Media Corp., Sr. Notes                              8.0%        11/1/2008               2,070,000
  5,000,000     TCI Communications, Inc., Sr. Notes                         10.125%         8/1/2001               5,461,515
                                                                                                              --------------
                                                                                                                  10,693,302
                                                                                                              --------------

                Chemicals - 1.0%
  4,000,000     Monsanto Company, Bonds                                        6.5%       12/01/2018               3,837,740
  4,000,000     Union Carbide Corp., Notes                                     6.7%         4/1/2009               3,975,884
                                                                                                              --------------
                                                                                                                   7,813,624
                                                                                                              --------------

                Computers & Office Equipment - 0.2%
    800,000     Credit Suisse First Boston, Convertible Medium Term Notes
                (Cisco Systems, Inc.)                                          1.0%        4/21/2009                 808,000
    150,000     Xerox Corp., Convertible Subordinated Debentures              0.57%        4/21/2018                  95,062
    600,000     Xerox Corp., Convertible Subordinated Notes                   0.57%        4/21/2018                 380,250
                                                                                                              --------------
                                                                                                                   1,283,312
                                                                                                              --------------

                Conglomerates - 0.6%
  4,500,000     Dover Corp., Debentures                                       6.65%         6/1/2028               4,395,200
                                                                                                              --------------

                Construction & Home Building - 0.5%
  2,000,000     American Standard Co., Inc., Notes                           7.375%        4/15/2005               1,985,000
  2,000,000     Owens Corning, Notes                                           7.0%        3/15/2009               1,960,764
                                                                                                              --------------
                                                                                                                   3,945,764
                                                                                                              --------------

                Containers & Packaging - 0.4%
  3,000,000     Owens-Illinois, Inc., Sr. Notes                               7.85%        5/15/2004               3,072,834
                                                                                                              --------------

                Drugs & Health Care - 2.6%
  4,000,000     Allegiance Corp., Debentures                                   7.8%       10/15/2016               4,317,448
    750,000     Athena Neurosciences, Inc., Convertible Notes                 4.75%       11/15/2004                 781,875
  4,000,000     Becton, Dickinson, & Co., Debentures                           6.7%         8/1/2028               3,964,372
  4,000,000     Bristol Myers Squibb Co., Debentures                          7.15%        6/15/2023               4,283,852
  3,000,000     Merck & Co., Inc., Debentures                                  6.3%         1/1/2026               2,901,408
    750,000     Roche Holdings, Inc., Convertible Notes                   Zero Coupon      4/20/2010                 461,250
    500,000     Swiss Life Finance, Ltd., Convertible Notes
                (Glaxo Wellcome plc)                                           2.0%        5/20/2003                 530,625
  3,000,000     Tenet Healthcare Corp., Sr. Notes                            7.875%        1/15/2003               3,015,000
                                                                                                              --------------
                                                                                                                  20,255,830
                                                                                                              --------------

                Electric Utilities - 8.4%
  1,500,000     AES Corp., Sr. Subordinated Notes                            10.25%        7/15/2006               1,597,500
  2,000,000     CalEnergy Company, Inc., Sr. Notes                            6.96%        9/15/2003               2,035,568
  4,000,000     CalEnergy Company, Inc., Sr. Notes                            7.63%       10/15/2007               4,218,288
  2,500,000     Calpine Corp., Sr. Notes                                     7.875%         4/1/2008               2,537,500
  5,832,000     Cleveland Electric Illumination Co., First Mortgage Bonds    7.625%         8/1/2002               6,048,735
  4,000,000     CMS Energy Corp., Sr. Unsecured Notes                        8.125%        5/15/2002               4,095,224
  4,500,000     Commonwealth Edison Co., Notes                               7.625%        1/15/2007               4,845,573
  4,000,000     Connecticut Light & Power Co., First Refunding
                Mortgage Bonds, Series 97C                                    7.75%         6/1/2002               4,092,308
  4,000,000     Consolidated Edison Co. NY, Inc., Debentures                  6.45%        12/1/2007               4,099,452
  4,000,000     East Coast Power, LLC, Sr. Notes, Series B                   7.066%        3/31/2012               3,954,684
  1,000,000     East Coast Power, LLC, Sr. Notes, Series C                   6.737%        3/31/2008                 996,967
  3,500,000     Empresa Electrica Pehuienche S.A., Notes (USD)                 7.3%         5/1/2003               3,439,765
  4,000,000     National Rural Utilities, Medium Term Notes                   5.75%        12/1/2008               3,893,180
  5,000,000     Niagara Mohawk Power Corp., Sr. Notes, Series C              7.125%         7/1/2001               5,067,715
  4,000,000     NRG Energy, Inc., Sr. Notes                                    7.5%        6/15/2007               4,124,336
  3,000,000     PSEG Capital Corp., Medium Term Notes                         6.25%        5/15/2003               2,969,841
  7,000,000     Texas Utilities Electric Co., Debentures                      7.17%         8/1/2007               7,387,842
                                                                                                              --------------
                                                                                                                  65,404,478
                                                                                                              --------------

                Electronics -  1.0%
  3,000,000     Corning, Inc., Notes                                           6.3%         3/1/2009               2,991,297
    550,000     Credit Suisse First Boston - NY, Convertible Medium
                Term Notes (General Electric)                                 2.25%         5/5/2003                 598,125
    400,000     Hewlett-Packard Co., Convertible Subordinated Notes           0.01%       10/14/2017                 220,000
  4,000,000     Lucent Technologies, Inc., Bonds                              6.45%        3/15/2029               3,873,152
                                                                                                              --------------
                                                                                                                   7,682,574
                                                                                                              --------------

                Food & Beverage - 2.2%
  4,500,000     Archer Daniels Midland Co., Bonds                             6.75%       12/15/2027               4,468,847
  4,500,000     ConAgra, Inc., Sr. Notes                                       5.5%       10/15/2002               4,449,011
  5,500,000     Pepsi Bottling Group, Inc., Sr. Notes                          7.0%         3/1/2029               5,480,503
  3,000,000     Safeway, Inc., Notes                                         5.875%       11/15/2001               2,996,241
                                                                                                              --------------
                                                                                                                  17,394,602
                                                                                                              --------------

                Household Products - 1.6%
  2,500,000     Playtex Products, Inc., Unsecured Sr. Notes, Series B        8.875%        7/15/2004               2,606,250
  7,500,000     Procter & Gamble, Guaranteed ESOP Debentures                  9.36%         1/1/2021               9,433,485
                                                                                                              --------------
                                                                                                                  12,039,735
                                                                                                              --------------

                Media - 1.9%
  3,600,000     CSC Holdings, Inc., Sr. Notes                                 7.25%        7/15/2008               3,690,000
  4,000,000     Rogers Cablesystems, Inc., Sr. Secured Second Priority
                Notes                                                        9.625%         8/1/2002               4,340,000
  5,500,000     Time Warner, Inc., Debentures                                9.125%        1/15/2013               6,751,250
                                                                                                              --------------
                                                                                                                  14,781,250
                                                                                                              --------------

                Natural Gas - 1.0%
  8,000,000     Columbia Gas Systems, Inc., Series A Notes                    6.39%       11/28/2000               8,076,152
                                                                                                              --------------

                Oil & Gas - 4.4%
  3,000,000     Coastal Corp., Sr. Debentures                                6.375%         2/1/2009               2,955,687
  3,000,000     Conoco, Inc., Notes                                            5.9%        4/15/2004               2,983,974
  2,500,000     Conoco, Inc., Notes                                           6.95%        4/15/2029               2,471,800
    500,000     Diamond Offshore Drilling, Inc., Convertible Subordinated
                Notes                                                         3.75%        2/15/2007                 541,250
  2,000,000     Enron Corp., Notes                                           7.125%        5/15/2007               2,081,166
  2,500,000     Gulf Canada Resources, Ltd., Sr. Notes                       8.375%       11/15/2005               2,568,750
  2,124,361     Mobil Oil Corp., ESOP Sinking Fund Debentures                 9.17%        2/29/2000               2,151,207
  2,000,000     Newfield Exploration Co., Sr. Notes, Series B                 7.45%       10/15/2007               1,912,570
  2,000,000     Noble Drilling Corp., Sr. Notes                               6.95%        3/15/2009               2,013,104
  3,000,000     Oryx Energy Co., Notes                                       8.375%        7/15/2004               3,226,950
  1,000,000     Oryx Energy Co., Notes                                       8.125%       10/15/2005               1,068,725
  2,000,000     Pamex Finance, Ltd., Notes                                    8.45%        2/15/2007               2,001,690
  3,000,000     Phillips Petroleum Co., Debentures                             7.0%        3/30/2029               2,986,575
    500,000     Swiss Life Finance, Ltd., Convertible Bonds
                (Royal Dutch Petroleum Co.)                                    2.0%        5/20/2005                 512,500
  2,000,000     Triton Energy, Ltd., Sr. Notes                                8.75%        4/15/2002               1,985,000
    500,000     Union Pacific Resources Group, Debentures                     7.95%        4/15/2029                 501,765
  2,500,000     Union Pacific Resources Group, Notes                           7.3%        4/15/2009               2,488,588
                                                                                                              --------------
                                                                                                                  34,451,301
                                                                                                              --------------

                Paper & Forest Products - 0.6%
  2,000,000     Weyerhaeuser Co., Debentures                                  6.95%        10/1/2027               1,980,418
  2,500,000     Willamette Industries, Inc.                                   6.45%         2/1/2005               2,497,035
                                                                                                              --------------
                                                                                                                   4,477,453
                                                                                                              --------------

                Pollution Control - 1.0%
  2,000,000     Allied Waste North America, Inc., Sr. Notes, Series B        7.625%         1/1/2006               1,960,000
    600,000     Waste Management, Inc., Convertible Subordinated Notes         4.0%         2/1/2002                 811,500
  5,000,000     Waste Management, Inc., Notes                                6.625%        7/15/2002               5,083,660
                                                                                                              --------------
                                                                                                                   7,855,160
                                                                                                              --------------

                Publishing & Printing - 0.2%
  1,500,000     PRIMEDIA, Inc., Sr. Notes                                    7.625%         4/1/2008               1,503,750
                                                                                                              --------------

                Retail - 5.2%
    300,000     Costco Companies, Inc., Convertible Subordinated Notes    Zero Coupon      8/19/2017                 288,375
    600,000     Costco Companies, Inc., Subordinated Notes                Zero Coupon      8/19/2007                 576,750
  6,500,000     Dayton Hudson Corp., Notes                                     6.4%        2/15/2003               6,587,575
  2,000,000     Dillards, Inc., Notes                                         6.43%         8/1/2004               1,985,948
  2,000,000     Federated Department Stores, Inc., Sr. Debentures              6.9%         4/1/2029               1,934,474
  4,000,000     Federated Department Stores, Sr. Notes                         8.5%        6/15/2003               4,342,620
  3,500,000     Fred Meyer, Inc., Notes                                      7.375%         3/1/2005               3,633,179
    100,000     Home Depot, Inc., Convertible Subordinated Notes              3.25%        10/1/2001                 260,000
  2,000,000     Kroger Co. (The), Sr. Notes                                   8.15%        7/15/2006               2,187,058
  4,000,000     Penney (J.C.) Co., Inc., Notes                                6.95%         4/1/2000               4,029,388
    600,000     Rite Aid Corp., Convertible Subordinated Notes                5.25%        9/15/2002                 600,750
  4,000,000     Rite Aid Corp., Notes                                        6.125%       12/15/2008               3,761,788
 10,000,000     Sears Roebuck Acceptance Corp., Medium Term Notes,
                Series II                                                     6.86%         7/3/2001              10,187,810
                                                                                                              --------------
                                                                                                                  40,375,715
                                                                                                              --------------

                Services - 0.9%
  3,000,000     ARAMARK Services, Inc., Notes                                  7.0%        7/15/2006               3,015,102
  3,000,000     Cendant Corp., Notes                                          7.75%        12/1/2003               3,096,948
    850,000     CUC International, Inc., Convertible Subordinated Notes        3.0%        2/15/2002                 806,438
                                                                                                              --------------
                                                                                                                   6,918,488
                                                                                                              --------------

                Telecommunications - 4.0%
  3,000,000     AT&T-Liberty Media Group, Notes                                6.5%        3/15/2029               2,906,250
    500,000     Bell Atlantic Financial Services Corp., Sr. Exchange Notes    5.75%         4/1/2003                 538,750
  6,000,000     Bell South Telecommunications, Bonds                         6.375%         6/1/2028               5,728,602
  3,000,000     Cable & Wireless Communications Corp., Notes (USD)           6.625%         3/6/2005               2,991,726
  2,500,000     GTE Corp., Debentures                                         6.36%        4/15/2006               2,502,948
  3,500,000     LCI International, Inc., Sr. Notes                            7.25%        6/15/2007               3,598,644
  1,500,000     Qwest Communications International, Inc., Sr. Notes            7.5%        11/1/2008               1,576,875
  4,500,000     U.S. West Capital Funding, Inc., Notes                        6.25%        7/15/2005               4,514,364
  4,000,000     WorldCom, Inc., Sr. Notes                                     7.75%         4/1/2007               4,337,696
  2,000,000     WorldCom, Inc., Sr. Notes                                      6.4%        8/15/2005               2,011,228
                                                                                                              --------------
                                                                                                                  30,707,083
                                                                                                              --------------

                Textiles & Apparel - 0.7%
  6,000,000     Levi Strauss & Co., Notes                                      6.8%        11/1/2003               5,746,176
                                                                                                              --------------

                Transportation - 2.2%
  4,000,000     Burlington Northern Santa Fe, Inc., Notes                    6.125%        3/15/2009               3,937,048
  3,998,850     Federal Express Corp., Series 1998-1-A, Class B               6.75%        1/15/2022               4,032,420
  4,000,000     Norfolk Southern Corp., Notes                                  6.2%        4/15/2009               3,926,192
  5,000,000     Union Pacific Corp., Medium Term Notes, Series E              6.79%        11/9/2007               5,092,190
                                                                                                              --------------
                                                                                                                  16,987,850
                                                                                                              --------------
                Total Corporate Bonds (cost $441,835,380)                                                        444,937,781
                                                                                                              --------------

                ASSET-BACKED SECURITIES - 8.5% (a)
  8,000,000     AESOP Funding II L.L.C., Rental Car Notes,
                Series 1997-1, Class A-2                                       6.4%       10/20/2003               8,100,360
  1,471,286     Chase Manhattan Grantor Trust, Series 1996-B-A                6.61%        9/15/2002               1,487,684
  4,000,000     Com-Ed Transitional Funding Trust, Series 1998-1-A6           5.63%        6/25/2009               3,896,700
  5,000,000     CS First Boston Mortgage Security Corp., 1996-2 Class A4      6.62%        9/25/2009               5,031,375
  3,799,440     CS First Boston Mortgage Security Corp., Series 1997-1-A3     6.91%        5/25/2007               3,795,622
 10,000,000     Discover Card Master Trust I, Series 1996-3-A                 6.05%        8/18/2008              10,026,850
  5,000,000     Discover Card Master Trust I, Series 1998-7A                   5.6%        5/15/2006               4,943,625
 13,000,000     Standard Credit Master Trust 1, Credit Card Participation
                Certificates, Series 1995-9-A                                 6.55%        10/7/2007              13,388,245
 15,000,000     World Financial Network Credit Card Master Trust, Series
                1996-B                                                        6.95%        4/15/2006              15,599,552
                                                                                                              --------------
                Total Asset-Backed Securities (cost $65,111,509)                                                  66,270,013
                                                                                                              --------------

                FOREIGN GOVERNMENT BONDS - 3.3% (a,b)
  2,500,000     British Columbia (Providence of), Unsubordinated Notes       5.375%       10/29/2008               2,382,848
  3,500,000     Korea Development Bank, Bonds                                7.375%        9/17/2004               3,483,536
  5,000,000     Korea Development Bank, Unsecured Bonds                      6.625%       11/21/2003               4,846,895
  2,000,000     Korea (Republic of), Bonds                                   8.875%        4/15/2008               2,176,722
  5,500,000     Ontario (Province of) Canada, Sr. Bonds                      7.375%        1/27/2003               5,857,995
  5,000,000     Ontario (Province of) Canada, Sr. Notes                        5.5%        10/1/2008               4,818,150
  2,000,000     Philippines (Republic of), Bonds                             8.875%        4/15/2008               2,057,500
                                                                                                              --------------
                Total Foreign Government Bonds (cost $24,447,188)                                                 25,623,646
                                                                                                              --------------

                MORTGAGE-BACKED SECURITIES - 7.4% (a)
  8,276,184     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%         3/1/2011               8,242,582
 10,554,870     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%         4/1/2011              10,512,017
  7,430,617     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%         7/1/2013               7,388,114
 12,000,000     Federal National Mortgage Association, Participation
                Certificates                                                   6.5%         5/1/2029              11,940,000 (c)
 20,000,000     Government National Mortgage Association, Modified Pass
                Through Certificates                                           6.0%        4/15/2029              19,406,600
                                                                                                              --------------
                Total Mortgage-Backed Securities (cost $56,804,468)                                               57,489,313
                                                                                                              --------------

                U.S. GOVERNMENT AGENCY - 3.4% (a)
  1,000,000     Federal Home Loan Mortgage Corp., Notes                      5.125%       10/15/2008                 946,081
 14,000,000     Federal National Mortgage Association, Notes                  5.75%        4/15/2003              14,083,356
 11,000,000     Federal National Mortgage Association, Notes                  5.75%        2/15/2008              10,935,606
                                                                                                              --------------
                Total U.S. Government Agency (cost $26,032,935)                                                   25,965,043
                                                                                                              --------------

                U.S. GOVERNMENT - 14.7% (a)
 71,500,000     U.S. Treasury Bonds                                       5.25%-12.75%     2010-2028              88,705,313
 23,500,000     U.S. Treasury Notes                                      6.125%-7.875%     2004-2007              25,598,125 (d)
                                                                                                              --------------
                Total U.S. Government (cost $119,126,796)                                                        114,303,438
                                                                                                              --------------


     Shares
----------------

                COMMON STOCKS - 0.1% (a)
     10,000     Federal National Mortgage Association, Common Stock (cost $632,788)                                  709,375
                                                                                                              --------------
                PREFERRED STOCKS - 0.7% (a)
      7,000     CVS Corp., Convertible Preferred Stock                                                               595,438
      9,500     El Paso Energy Capital Trust I, Convertible Preferred Stock                                          489,250
      6,500     Estee Lauder Co., Convertible Preferred Stock                                                        630,500
      7,000     Houston Industries, Inc., Convertible Preferred Stock                                                826,000
     12,500     Lincoln National Corp., Convertible Preferred Stock                                                  331,250
      8,000     McKesson Financing Trust, Convertible Preferred Stock                                                425,000
      2,000     MediaOne Group, Inc., Convertible Premium Income Exchange Security                                   160,250
      8,500     Monsanto Company, Convertible Preferred Stock                                                        391,531
     12,500     Newell Financial Trust I, Convertible Preferred Stock                                                717,188
     35,000     Philadelphia Consolidated Holding, Convertible Preferred Stock                                       372,969
      2,500     Unocal Capital Trust, Convertible Preferred Stock                                                    145,625
                                                                                                              --------------
                Total Preferred Stocks (cost $4,694,173)                                                           5,085,001
                                                                                                              --------------

                OPTIONS ON U.S. TREASURY BOND FUTURES (e)
                U.S. Treasury Bond Futures, 100 call option contracts,
                Exercise price of $121, expires May 21, 1999 (Cost $124,498)                                          71,875
                                                                                                              --------------


     Principal                                                                              Maturity
      Amount                                                                  Rate            Date
----------------                                                             ------    ------------------

                SHORT-TERM SECURITIES - 4.5% (a)
                Commercial Paper
$24,900,000     Koch Industries, Inc.                                         4.91%         5/3/1999              24,893,208
  5,000,000     Pfizer, Inc.                                                  4.75%        5/15/1999               4,991,424
  5,000,000     Triple-A One Funding Corp.                                    4.83%        5/17/1999               4,989,267
                                                                                                              --------------
                Total Commercial Paper (at amortized cost)                                                        34,873,899
                                                                                                              --------------
                Total Investments (cost $773,683,634)                                                           $775,329,384 (f)
                                                                                                              ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At April 30, 1999, U.S. Treasury Notes valued at $771,750 were held in escrow to cover open call options written as follows;


                            Number of          Exercise         Expiration
        Type                Contracts            Price             Date             Value
     ----------         ----------------    --------------     --------------   ------------
US Treasury Bond Futures       100               $122             5/21/1999          $40,625
US Treasury Bond Futures       200                126             5/21/1999           21,875
                            ------                                              ------------
                               300                                                   $62,500
                            ======                                              ============

(e) The market value of the denoted category of investments represents less than 0.1% of the total investments of the
    Lutheran Brotherhood Income Fund.

(f) At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $773,683,634 and the net unrealized appreciation of investments based on that cost was $1,645,750 which is comprised of $12,612,081 aggregate gross unrealized appreciation and $10,966,331 aggregate gross unrealized depreciation.


The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
April 30, 1999
(unaudited)


     Principal                                                                              Maturity
      Amount                                                                  Rate            Date                 Value
----------------                                                             ------    ------------------     --------------
                LONG-TERM MUNICIPAL SECURITIES - 98.5% (a)
                Alabama - 0.6%
$ 4,000,000     Jefferson County, Alabama, Sewer Revenue Capital
                Improvements Warrants, Series 1999-A, Insured by FGIC          5.0%         2/1/2033            $  3,848,472
                                                                                                              --------------

                Arizona - 1.4%
  1,700,000     Pima County, Arizona (Catalina Foothills Unified School
                District #16), Unlimited Tax General Obligation Bonds,
                Insured by MBIA                                                8.9%         7/1/2005               2,133,483
  1,000,000     Pinal County, Arizona, Unified School District No. 43,
                (Apache Junction), School Improvement Bonds, Series 1996-A,
                Insured by FGIC                                                5.8%         7/1/2011               1,087,270
  2,500,000     Salt River Project, Arizona, Electric System, Revenue Bonds,
                1992-C                                                         6.0%         1/1/2016               2,659,175
  1,000,000     Sedona, Arizona Wastewater Municipal Property Corp.,
                Excise Tax Revenue Bonds, Insured by MBIA                    5.375%         7/1/2015               1,038,380
     40,000     Tucson, Arizona General Obligation Bonds, Insured by FGIC      6.1%         7/1/2012                  43,595 (b)
  1,460,000     Tucson, Arizona General Obligation Unlimited Bonds, Insured
                by FGIC                                                        6.1%         7/1/2012               1,565,354
                                                                                                              --------------
                                                                                                                   8,527,257
                                                                                                              --------------

                Arkansas - 1.3%
  1,340,000     Arkansas Development Finance Authority, Correctional
                Facilities Construction Revenue Bonds, Insured by MBIA       7.125%       11/15/2010               1,440,178 (b)
  1,000,000     Arkansas Housing Development Agency, Single Family Mortgage
                Bonds, Series A                                              8.375%         7/1/2010               1,249,630 (b)
  3,000,000     City of Jonesboro, Arkansas, Residential Housing and Health
                Care Facilities Board, Hospital Revenue Refunding and
                Construction Bonds, (St. Bernards Regional Medical Center),
                Series 1996-B, Insured by AMBAC                                5.8%         7/1/2011               3,283,650
    875,000     Pope County, Arkansas, Pollution Control Revenue Refunding
                Bonds, Series 1994 (Arkansas Power and Light Company
                Project), Insured by FSA                                       6.3%        12/1/2016                 966,368
    750,000     Sebastian County, Arkansas, Junior College, Unlimited General
                Obligation Refunding and Improvement Bonds, Insured by AMBAC   5.6%         4/1/2017                 798,788
                                                                                                              --------------
                                                                                                                   7,738,614
                                                                                                              --------------

                California - 9.1%
  2,500,000     Alameda, California, Unified School District, Alameda County,
                Crossover Refunding Bonds, Series A, Insured by AMBAC          6.1%         7/1/2013               2,705,150
  3,450,000     Anaheim, California, Public Financing Authority, Lease Revenue
                Bonds, (Anaheim Public Improvements Project), 1997 Series A,
                Insured by FSA                                                 6.0%         9/1/2024               3,936,726
  1,000,000     Anaheim, California, Public Financing Authority, Senior Lease
                Revenue Bonds (Anaheim Public Improvement Project),
                Series A, Insured by FSA                                       5.0%         9/1/2027                 979,160
  2,500,000     Bakersfield, California, Certificates of Participation
                (Convention Center Expansion - Arena Project, 1997), Insured
                by MBIA                                                        5.8%         4/1/2017               2,717,750
  3,000,000     California State Public Works Board, Department of Corrections,
                Lease Revenue Bonds, State Prison, Series A                    7.4%         9/1/2010               3,767,970
  1,000,000     California State, Unlimited Tax General Obligation Bonds,
                Veteran's Series AT                                            9.5%         2/1/2010               1,423,050
  5,985,000     California State, Unlimited Tax General Obligation, Insured
                by MBIA                                                        6.0%         8/1/2016               6,709,125 (b)
    300,000     California State, Unlimited Tax General Obligation, Insured
                by MBIA                                                        6.0%         8/1/2016                 329,514
  2,000,000     California State, Various Purpose General Obligation Bonds,
                Insured by AMBAC                                               6.3%         9/1/2010               2,333,920
  1,400,000     Central Valley Financing Authority, California, Cogeneration
                Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993   6.0%         7/1/2009               1,491,504
  3,135,000     County of Orange, California, 1996 Recovery Certificates of
                Participation, Series A, Insured by MBIA                       5.8%         7/1/2016               3,421,320
  2,035,000     Palmdale, California, Civic Authority Revenue Bonds, Merged
                Redevelopment Project Areas, Series A                          6.6%         9/1/2034               2,260,051
  1,000,000     Rio Linda, California, Union School District, Series 1992-A,
                Insured by AMBAC                                               7.4%         8/1/2010               1,135,910 (b)
  2,815,000     Riverside County Transportation Commission, California,
                Sales Tax Revenue Capital Appreciation Bonds, Insured by
                MBIA                                                      Zero Coupon       6/1/2004               2,308,413
    500,000     Sacramento California Cogeneration Authority Project
                Revenue Bonds                                                6.375%         7/1/2010                 547,005 (b)
    500,000     Sacramento California Cogeneration Authority Project
                Revenue Bonds                                                6.375%         7/1/2010                 575,590
  1,500,000     San Francisco Bay Area Rapid Transit District, California,
                Sales Tax Revenue Refunding Bonds, Series 1990, Insured by
                MBIA                                                          6.75%         7/1/2010               1,813,920
 15,000,000     San Joaquin Hills Transportation Corridor Agency, California,
                Sr. Lien Convertible Toll Revenue Bonds                   Zero Coupon       1/1/2013              15,944,550 (b)
  1,500,000     State of California, General Obligation Bonds                  7.0%         8/1/2006               1,773,045
                                                                                                              --------------
                                                                                                                  56,173,673
                                                                                                              --------------

                Colorado - 6.8%
  4,365,000     City & County of Denver, Colorado School District #1, General
                Obligation Bonds                                              5.25%        12/1/2017               4,482,200
  2,000,000     City & County of Denver, Colorado, Department of Aviation
                (Airport System Revenue Refunding Bonds), Series D             5.5%       11/15/2025               2,064,320
  3,000,000     Colorado Housing Finance Authority, Single Family Program,
                1998 Series D-2 Senior Revenue Bonds                          6.35%        11/1/2029               3,290,910
  1,000,000     Colorado Housing Finance Authority, Single Family Program,
                Revenue Bonds                                                  7.0%        11/1/2016               1,112,820
  3,100,000     Colorado Springs, Colorado, Utilities System Refunding Bonds,
                Series 1991-B                                                  7.0%       11/15/2021               3,410,682 (b)
  1,945,000     Colorado State Colleges Board, Western State College,
                Housing & Student Fee Revenue Bonds, Series 1992, Insured
                by Connie Lee                                                6.625%         5/1/2015               2,141,776 (b)
  1,195,000     Colorado Water Resources Power Development Authority,
                Clean Water Revenue Bonds, Series A, Insured by FSA           6.25%         9/1/2013               1,285,940
    150,000     Douglas County, Colorado, School District No. 1, General
                Obligation Bonds, Insured by MBIA                              6.5%       12/15/2016                 167,630
  3,350,000     Douglas County, Colorado, School District No. 1, General
                Obligation Bonds, Insured by MBIA                              6.5%       12/15/2016               3,815,583 (b)
  1,000,000     Eagle, Garfield, and Routt Counties, Colorado, Eagle County
                School District No. RE50J, General Obligation Bonds, Series
                1994, Insured by FGIC                                          6.3%        12/1/2012               1,136,330
  1,890,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds, Insured by MBIA                 Zero Coupon       6/1/2007               1,337,477
  1,890,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds, Insured by MBIA                 Zero Coupon       6/1/2008               1,275,712
  1,885,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds, Insured by MBIA                 Zero Coupon      12/1/2008               1,245,061
  3,000,000     Larimer County, Colorado, School District No. R-1,
                Poudre Valley Unlimited Tax General Obligation Bonds,
                Insured by MBIA                                                7.0%       12/15/2016               3,782,550
  3,850,000     Regional Transportation District, Colorado, Sales Tax Revenue
                Bonds, Insured by FGIC                                        6.25%        11/1/2012               4,207,742
    635,000     Regional Transportation District, Colorado, Sales Tax Revenue
                Bonds, Insured by FGIC                                        6.25%        11/1/2012                 687,705 (b)
  2,500,000     St. Vrain Valley School District, Boulder, Larimer & Weld
                Counties, Colorado, General Obligation Refunding &
                Improvement Bonds, Series 1990-A, Insured by MBIA         Zero Coupon     12/15/2003               2,096,875
  5,000,000     St. Vrain Valley School District, Boulder, Larimer & Weld
                Counties, Colorado, General Obligation Refunding &
                Improvement Bonds, Series 1990-A, Insured by MBIA         Zero Coupon     12/15/2004               4,003,650
                                                                                                              --------------
                                                                                                                  41,544,963
                                                                                                              --------------

                Connecticut - 0.8%
  4,000,000     Connecticut Special Tax Obligation, Transportation
                Infrastructure Revenue Bonds, Series B                         6.5%        10/1/2010               4,683,960
                                                                                                              --------------

                Florida - 3.1%
  5,920,000     Broward County, Florida, Housing Finance Authority, Home
                Mortgage Revenue Bonds, 1983 Series A                     Zero Coupon       4/1/2014               1,311,754
  3,500,000     Florida State Board of Education, Public Education Capital
                Outlay, General Obligation Bonds, Series B                   5.875%         6/1/2020               3,824,660
  3,200,000     Hillsborough County, Florida, Industrial Development
                Authority (Weyerhaeuser Company, Inc.), Industrial
                Development Revenue Bonds, Series 1983                        9.25%         6/1/2008               3,212,320
  1,705,000     Hillsborough County, Florida, Industrial Development
                Authority, Florida (Tampa Electric Project), Pollution
                Control Revenue Bonds, Series 1991                           7.875%         8/1/2021               1,907,520
  8,500,000     Jacksonville, Florida, Electric Authority (St. John's
                River Power Project), Electric Revenue Refunding Bonds,
                Issue 2-13                                                   5.375%        10/1/2016               8,755,935
                                                                                                              --------------
                                                                                                                  19,012,189
                                                                                                              --------------

                Georgia - 3.3%
  1,500,000     Brunswick, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds, Series A, Insured by MBIA                   6.1%        10/1/2019               1,710,030
  2,000,000     Brunswick, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds, Series 1992, Insured by MBIA                6.0%        10/1/2011               2,272,560
  3,000,000     Burke County, Georgia, Developmental Authority Pollution
                Control Revenue Bonds, Insured by AMBAC                       5.25%         5/1/2034               2,971,500
  5,000,000     Cherokee County, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds, Insured by MBIA                             5.5%         8/1/2018               5,319,000
  2,000,000     Georgia State, Unlimited Tax General Obligation Bonds,
                Series 1994-B                                                 5.65%         3/1/2012               2,207,700
  3,500,000     Georgia State, Unlimited Tax General Obligation Bonds,
                Series 1994-D                                                  5.0%         8/1/2012               3,640,945
  1,000,000     Georgia State, Unlimited Tax General Obligation Bonds,
                Series B                                                       6.3%         3/1/2009               1,155,320
  1,000,000     Georgia State, Unlimited Tax General Obligation Bonds,
                Series B                                                       6.3%         3/1/2010               1,159,320
                                                                                                              --------------
                                                                                                                  20,436,375
                                                                                                              --------------

                Idaho - 1.2%
  3,115,000     Idaho Falls, Idaho, General Obligation Electric Refunding
                Bonds, Series 1991, Insured by MBIA                       Zero Coupon       4/1/2010               1,907,096
  2,000,000     Idaho Falls, Idaho, General Obligation Electric Refunding
                Bonds, Series 1991, Insured by MBIA                       Zero Coupon       4/1/2011               1,143,680
  1,000,000     Idaho Falls, Idaho, General Obligation Electric Refunding
                Bonds, Series 1991, Insured by MBIA                       Zero Coupon       4/1/2007                 707,230
  3,060,000     Idaho Housing & Finance Association, Single Family
                Mortgage Bonds, Series 1998 F-2                               5.35%         7/1/2018               3,072,118
    750,000     Idaho State Building Authority, State Building Revenue Bonds,
                Insured by MBIA                                                5.0%         9/1/2021                 741,000
                                                                                                              --------------
                                                                                                                   7,571,124
                                                                                                              --------------

                Illinois - 2.0%
  1,000,000     City of Alton, Madison County, Illinois, Hospital Facility
                Revenue Refunding Bonds, Series 1996, (Saint Anthony's
                Health Center)                                                 6.0%         9/1/2014               1,045,640
  2,500,000     Cook County, Illinois, Unlimited General Obligation Bonds,
                Series A, Insured by MBIA                                     6.25%       11/15/2011               2,881,700
  2,000,000     Illinois Health Facilities Authority Revenue Refunding Bonds,
                Lutheran General Health, Insured by FSA                        6.0%         4/1/2018               2,214,040
    170,000     Illinois Health Facilities Authority (Community Provider
                Pooled Loan Program), Revenue Bonds, Series 1988-B,
                Insured by MBIA                                                7.9%        8/15/2003                 191,542 (b)
    755,000     Illinois Health Facilities Authority (Community Provider
                Pooled Loan Program), Revenue Bonds, Series 1988-B,
                Insured by MBIA                                                7.9%        8/15/2003                 765,223 (b)
  1,250,000     Illinois Housing Development Authority, Section 8 Elderly
                Housing Refunding Revenue Bonds, Series 1998, Insured by
                FSA                                                           5.25%         1/1/2021               1,258,025
 10,000,000     Metropolitan Pier & Expostion Authority, Illinois, McCormick
                Place Expansion, Refunding Bonds, Series 1993-A, Insured by
                FGIC                                                      Zero Coupon       6/5/2018               3,693,600
                                                                                                              --------------
                                                                                                                  12,049,770
                                                                                                              --------------

                Indiana - 0.6%
  2,450,000     Indiana Municipal Power Agency, Power Supply System Revenue
                Bonds, Series A, Insured by MBIA                               5.5%         1/1/2023               2,487,828 (b)
  1,100,000     Indianapolis Airport Authority Refunding Revenue Bonds,
                Series 1996-A, Insured by FGIC                                 5.6%         7/1/2015               1,170,367
                                                                                                              --------------
                                                                                                                   3,658,195
                                                                                                              --------------

                Iowa - 0.4%
  2,000,000     Iowa Finance Authority, Iowa State Revolving Fund Revenue
                Bonds, Combined Series 1994                                   6.25%         5/1/2024               2,201,900
                                                                                                              --------------

                Kansas - 1.7%
  2,605,000     Kansas City, Kansas, Utility System Revenue Bonds, Series
                1994 Insured by FGIC                                         6.375%         9/1/2023               2,950,371 (b)
  5,395,000     Kansas City, Kansas, Utility System Revenue Bonds, Series
                1994 Insured by FGIC                                         6.375%         9/1/2023               6,060,311
  1,255,000     Kansas City, Kansas, Utility System, Capital Appreciation
                Refunding & Improvement Revenue Bonds, Insured by AMBAC   Zero Coupon       3/1/2007                 890,824 (b)
    920,000     Kansas City, Kansas, Utility System, Capital Appreciation
                Refunding & Improvement Revenue Bonds, Insured by AMBAC   Zero Coupon       3/1/2007                 653,531
                                                                                                              --------------
                                                                                                                  10,555,037
                                                                                                              --------------

                Kentucky - 0.7%
    750,000     Kentucky Turnpike Authority, Economic Development Road
                Revenue and Revenue Refunding Bonds, Series 1993,
                Insured by AMBAC                                               5.5%         7/1/2009                 813,098
  5,345,000     Kentucky Turnpike Authority, Economic Development Road
                Revenue Bonds, Insured by FGIC                            Zero Coupon       1/1/2010               3,285,358
                                                                                                              --------------
                                                                                                                   4,098,456
                                                                                                              --------------

                Louisiana - 1.2%
  6,500,000     New Orleans, Louisiana, General Obligation Bonds, Series
                1991, Insured by AMBAC                                    Zero Coupon       9/1/2012               3,432,845
  3,000,000     Orleans Parish School Board #87, Louisiana, Insured by
                MBIA                                                          8.95%         2/1/2008               3,999,180 (b)
                                                                                                              --------------
                                                                                                                   7,432,025
                                                                                                              --------------

                Maine - 0.2%
  1,225,000     Maine Health & Higher Education Facilities Authority
                Revenue Bonds, Series 1994, Insured by FSA                     7.0%         7/1/2024               1,422,054 (b)
     25,000     Maine Health & Higher Education Facilities Authority Revenue
                Bonds, Series 1994, Insured by FSA                             7.0%         7/1/2024                  28,679
                                                                                                              --------------
                                                                                                                   1,450,733
                                                                                                              --------------

                Maryland - 1.4%
  2,000,000     Maryland Health & Higher Education Authority, Union Hospital
                of Cecil County Revenue Bonds, Series 1992                     6.7%         7/1/2022               2,212,020 (b)
  4,500,000     Morgan State University, Maryland, Academic Fee and Auxiliary
                Facilities Fees Revenue Refunding Bonds, Series 1993,
                Insured by MBIA                                               6.05%         7/1/2015               5,121,000
  1,000,000     Prince George's County, Maryland, Dimensions Health Corp.,
                Hospital Revenue Bonds, Series 1992                            7.0%         7/1/2022               1,116,460 (b)
                                                                                                              --------------
                                                                                                                   8,449,480
                                                                                                              --------------

                Massachusetts - 1.8%
  2,000,000     Commonwealth of Massachusetts, General Obligation Refunding
                Bonds, Series B                                                6.5%         8/1/2008               2,300,380
  2,500,000     Massachusetts Health and Education Facilities Authority,
                Revenue Bonds, Daughters of Charity National Health System,
                The Carney Hospital, Series D                                  6.1%         7/1/2014               2,729,050
  1,500,000     Massachusetts Health & Education Facilities Authority,
                Revenue Bonds, (New England Medical Center) Series F,
                Insured by FGIC                                                6.5%         7/1/2012               1,631,370
  1,000,000     Massachusetts State Health and Educational Facilities
                Authority, Revenue Bonds, (Partners Healthcare System)
                Series B                                                      5.25%         7/1/2014               1,011,590
  3,000,000     Plymouth County, Massachusetts, Correctional Facility
                Certificates of Participation Bonds Prerefunded                7.0%         4/1/2012               3,365,850 (b)
                                                                                                              --------------
                                                                                                                  11,038,240
                                                                                                              --------------

                Michigan - 2.6%
  2,000,000     Economic Development Corporation of the County of St. Clair,
                Michigan, Pollution Control Revenue Refunding Bonds,
                (Detroit Edison Company Project), Series 1993-AA,
                Insured by AMBAC                                               6.4%         8/1/2024               2,273,440
  1,500,000     Livonia Public Schools, County of Wayne, Michigan, 1992 School
                Building and Site Bonds, Series II (Unlimited Tax General
                Obligation), Insured by FGIC                              Zero Coupon       5/1/2009                 958,890
  2,460,000     Michigan Municipal Bond Authority, Government Loan Revenue
                Refunding Bonds, Series A, Insured by FGIC                Zero Coupon      12/1/2005               1,875,578
    110,000     Michigan State Hospital Finance Authority, Hospital Revenue
                and Refunding Bonds, (Detroit Medical Center Obligated
                Group), Series 1988-A                                        8.125%        8/15/2012                 112,404
  3,000,000     Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, (Sisters of Mercy Health Corp.), Insured by MBIA      5.375%        8/15/2014               3,208,590
  3,320,000     Sault St. Marie Chippewa Indians Housing Authority, Health
                Facilities Revenue Bonds, (Tribal Health & Human Services
                Center Project), Series 1992                                  7.75%         9/1/2012               3,556,152
  3,455,000     West Ottawa, Michigan, Public School District, Unlimited
                Tax General Obligation Bonds, Insured by MBIA             Zero Coupon       5/1/2004               2,828,609
  1,860,000     West Ottawa, Michigan, Public School District, Unlimited
                Tax General Obligation Bonds, Insured by MBIA             Zero Coupon       5/1/2005               1,451,823
                                                                                                              --------------
                                                                                                                  16,265,486
                                                                                                              --------------

                Minnesota - 4.6%
  5,000,000     City of Rochester, MN Health Care Facilities Revenue Bonds
                (Mayo Foundation) , Series 1998A                               5.5%       11/15/2027               5,196,950
    285,000     Duluth Economic Development Authority, Minnesota, Health Care
                Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
                Insured by AMBAC                                               6.3%        11/1/2022                 318,801 (b)
    715,000     Duluth Economic Development Authority, Minnesota, Health Care
                Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series
                1992, Insured by AMBAC                                         6.3%        11/1/2022                 777,570
  7,685,000     Minneapolis, Minnesota, Community Development Agency,
                Tax Increment Revenue Appreciation Bonds, Insured by
                MBIA                                                      Zero Coupon       3/1/2009               4,944,760
  5,000,000     Minnesota Agricultural and Economic Development Board,
                Health Care System Revenue Bonds, Series 1997-A
                (Fairview Hospital and Healthcare Services), Insured by MBIA  5.75%       11/15/2026               5,337,750
  1,000,000     Minnesota Agricultural and Economic Development Board,
                Healthcare System Revenue Bonds, Series 97A, (Fairview
                Hospital & Healthcare Services), Insured by MBIA               5.5%       11/15/2017               1,045,530
  2,500,000     Minnesota Higher Education Facilities Authority, (Augsburg
                College), Mortgage Revenue Bonds, Series Four-F1 Bonds        6.25%         5/1/2023               2,647,925
  1,740,000     Stewartville, MN, Independent School District, Unlimited
                Tax General Obligation Bonds, Series A                        5.75%         2/1/2014               1,865,141 (b)
  3,500,000     St. Louis Park, Minnesota, Health Care Facilities (Park
                Nicollet Medical Center Project), Revenue Bonds, Series
                1990-A                                                        9.25%         1/1/2020               3,703,385 (b)
  1,000,000     St. Louis Park, Minnesota, (Methodist Hospital), Hospital
                Revenue Bonds, Series C, Insured by AMBAC                     7.25%         7/1/2018               1,063,030 (b)
  1,400,000     St. Louis Park, Minnesota, (Methodist Hospital), Hospital
                Revenue Bonds, Series C, Insured by AMBAC                     7.25%         7/1/2015               1,487,416 (b)
                                                                                                              --------------
                                                                                                                  28,388,258
                                                                                                              --------------

                Missouri - 3.0%
  3,000,000     City of St. Charles, Missouri Public Facilities Authority,
                Leasehold Revenue Bonds, Series 1997A, Insured by MBIA        5.45%         2/1/2017               3,128,610
  1,475,000     Missouri Housing Development Commission, Single Family
                Mortgage Revenue Bonds (Home Ownership Loan Program),
                Series C-1                                                    6.55%         9/1/2028               1,616,836
  2,000,000     Missouri State Health and Education Facilities Authority
                (Barnes - Jewish, Inc. /Christian Health Services), Health
                Facilities Refunding & Improvement Revenue Bonds,
                Series 1993-A                                                 5.25%        5/15/2014               2,067,340
  2,650,000     Missouri State Health and Education Facilities Authority
                (Christian Health Services), Health Facilities Refunding &
                Improvement Revenue Bonds, Series 1991 A, Insured by FGIC     6.88%        2/15/2021               2,850,102 (b)
    750,000     Missouri State Health and Education Facilities Authority,
                Health Facilities Revenue Refunding Bonds, Lester E. Cox
                Medical Center Project, Series 1993-I, Insured by MBIA        5.35%         6/1/2009                 800,520
  2,925,000     Missouri State Health and Education Facilities Authority,
                Heartland Health System Revenue Bonds, Series 1992,
                Insured by AMBAC                                              6.35%       11/15/2017               3,161,633
  1,500,000     Missouri State Health and Education Facilities Authority,
                SSM Health Care Refunding Revenue Bonds, Series A,
                Insured by MBIA                                               6.25%         6/1/2007               1,613,655
    655,000     Missouri State Health & Education Facility Authority,
                Lake of the Ozarks General Hospital                            6.5%        2/15/2021                 709,169
  1,345,000     Missouri State Health & Education Facility Authority,
                Lake of the Ozarks General Hospital                            6.5%        2/15/2021               1,552,063 (b)
  1,000,000     State Environmental Improvement and Energy Resources
                Authority, (State of Missouri), Water Pollution Control
                Revenue Bonds, (State Revolving Fund Program - Multiple
                Participant Series), Series 1995-E                           5.625%         7/1/2016               1,053,410
                                                                                                              --------------
                                                                                                                  18,553,338
                                                                                                              --------------

                Montana - 0.8%
    775,000     Montana State Board of Investments, Payroll Tax Revenue
                Bonds, Series 1996, Insured by MBIA                          6.875%         6/1/2020                 829,444 (b)
  2,385,000     Montana State Board of Investments, Payroll Tax Revenue
                Bonds, Series 1996, Insured by MBIA                          6.875%         6/1/2020               2,552,546 (b)
  1,240,000     Montana State Board of Investments, Payroll Tax Revenue
                Bonds, Series 1996, Insured by MBIA                          6.875%         6/1/2020               1,327,110 (b)
                                                                                                              --------------
                                                                                                                   4,709,100
                                                                                                              --------------

                Nebraska - 2.2%
  1,000,000     Lancaster County, Nebraska, Hospital Authority No. 1,
                Hospital Revenue Bonds (Bryan Memorial Hospital Project),
                Series 1997-B, Insured by MBIA                               5.375%         6/1/2022               1,019,610
  3,920,000     Nebraska Investment Finance Authority, Single Family Housing
                Revenue Bonds, 1998 Series F, Insured by GNMA                  5.6%         9/1/2020               3,990,795
  4,000,000     Nebraska Public Power District, Power Supply System Revenue
                Bonds, Insured by MBIA                                       6.125%         1/1/2015               4,389,880 (b)
  3,455,000     Omaha Public Power District, Nebraska, Electric Revenue
                Refunding Bonds, Series B                                     6.15%         2/1/2012               3,927,229
                                                                                                              --------------
                                                                                                                  13,327,514
                                                                                                              --------------

                New Hampshire - 0.2%
  1,100,000     New Hampshire Turnpike System, Residual Interest Bonds,
                1991 Refunding, Series C, Insured by FGIC                    9.941%        11/1/2017               1,472,504 (c)
                                                                                                              --------------

                New Jersey - 3.0%
  1,250,000     East Orange, New Jersey, Unlimited Tax General Obligation
                Bonds, Insured by FSA                                          8.4%         8/1/2006               1,573,775
  1,000,000     Mercer County, New Jersey, Improvement Authority, Revenue
                Bonds, Series 1991                                             6.6%        11/1/2014               1,065,090 (b)
  2,585,000     New Jersey Health Care Facilities Financing Authority, Jersey
                Shore Medical Center Revenue Bonds, Insured by AMBAC           6.1%         7/1/2010               2,845,775
  3,000,000     New Jersey Transit Corp., (Raymond Plaza East, Inc.),
                Certificates of Participation, Insured by FSA                6.375%        10/1/2006               3,427,860
    905,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                1984 Series                                                 10.375%         1/1/2003               1,031,510 (b)
  4,700,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series C, Insured by AMBAC                                     6.5%         1/1/2016               5,566,445
  2,595,000     West New York, New Jersey, Municipal Utility Authority,
                Sewer Revenue Refunding Bonds, Insured by FGIC            Zero Coupon     12/15/2009               1,611,599
  2,195,000     West New York, New Jersey, Municipal Utility Authority,
                Sewer Revenue Refunding Bonds, Insured by FGIC            Zero Coupon     12/15/2007               1,512,750
                                                                                                              --------------
                                                                                                                  18,634,804
                                                                                                              --------------

                New Mexico - 2.4%
  3,315,000     City of Alamogordo, New Mexico Hospital Revenue Bonds,
                (Gerald Champion Hospital Project), Series 1997                5.3%         1/1/2013               3,323,884
  5,000,000     Farmington, New Mexico, Power Revenue Refunding Bonds,
                Series 1983                                                  9.875%         1/1/2013               6,483,600 (b)
  4,040,000     Farmington, New Mexico, Utility Systems Revenue Bonds,
                Insured by AMBAC                                             9.875%         1/1/2008               5,234,022 (b)
                                                                                                              --------------
                                                                                                                  15,041,506
                                                                                                              --------------

                New York - 4.4%
  5,200,000     Metropolitan Transportation Authority, New York, Commuter
                Facilities Revenue Bonds, Series A, Insured by MBIA          6.375%         7/1/2018               5,869,812 (b)
  2,500,000     Metropolitan Transportation Authority, New York, Commuter
                Facilities Revenue Bonds, Series 1996-A, Insured by FGIC       6.1%         7/1/2026               2,842,925 (b)
  3,000,000     Metropolitan Transportation Authority, New York, Transit
                Facilities Revenue Bonds, Series O, Insured by MBIA           6.25%         7/1/2014               3,369,060 (b)
  4,225,000     Metropolitan Transportation Authority, New York, Transit
                Facilities Service Contract Bonds, Series O                   5.75%         7/1/2013               4,615,390
  2,000,000     New York City, Municipal Water Finance Authority, Water &
                Sewer System Revenue Bonds, Series A, Insured by AMBAC       5.875%        6/15/2012               2,257,300
     80,000     New York State Medical Care Facilities Finance Agency
                (Ellis Hospital), Insured Mortgage Hospital Bonds, Series B,
                Insured by FHA                                                 8.0%        2/15/2008                  81,815
  2,860,000     New York State Thruway Authority, Highway & Bridge Trust
                Fund, Revenue Bonds, Series 1994-B, Insured by FGIC            6.0%         4/1/2014               3,178,461 (b)
  1,720,000     New York State Urban Development Corp., Project Revenue
                Bonds, (Syracuse University Center for Science and Technology
                Loan), 1995 Refunding Series                                   6.0%         1/1/2010               1,901,064
  1,620,000     New York State Urban Development Corp., Project Revenue
                Bonds, (Syracuse University Center for Science and Technology
                Loan), 1995 Refunding Series                                   6.0%         1/1/2009               1,793,777
  1,000,000     Triborough Bridge & Tunnel Authority, New York, General
                Purpose Revenue Bonds, Series Q                               6.75%         1/1/2009               1,177,480
                                                                                                              --------------
                                                                                                                  27,087,084
                                                                                                              --------------

                North Carolina - 1.7%
  2,500,000     Charlotte, North Carolina, Water and Sewer Unlimited Tax
                General Obligation Bonds                                       5.6%         5/1/2021               2,758,700 (b)
  1,500,000     County of Pitt, North Carolina, Pitt County Memorial
                Hospital Revenue Bonds, Series 1995                            5.5%        12/1/2015               1,646,490 (b)
  4,000,000     North Carolina Municipal Power Agency #1, Catawba Electric
                Revenue Refunding Bonds, Series 1992, Insured by MBIA          6.0%         1/1/2011               4,523,760
  1,250,000     North Carolina Medical Care, Community Hospital Revenue
                Bonds, (High Point Regency Health System),
                Insured by AMBAC                                               5.0%        10/1/2029               1,208,250
                                                                                                              --------------
                                                                                                                  10,137,200
                                                                                                              --------------

                North Dakota - 0.9%
  2,000,000     Mercer County, North Dakota, Pollution Control Revenue
                Refunding Bonds, (Ottertail Power Co. Project)                 6.9%         2/1/2019               2,136,120
  2,000,000     North Dakota Municipal Bond Bank, State Revolving Fund
                Program Bonds, Series 1995-A                                   6.3%        10/1/2015               2,239,400
  1,340,000     North Dakota State Water Commission (Southwest Pipeline),
                Revenue Bonds, Series A, Insured by AMBAC                     5.75%         7/1/2027               1,423,120
                                                                                                              --------------
                                                                                                                   5,798,640
                                                                                                              --------------

                Ohio - 5.0%
    875,000     Akron Ohio Economic Development, Non-Tax Revenue Bonds,
                Insured by MBIA                                                6.0%        12/1/2012                 995,715
  1,050,000     Akron, Bath & Copley Joint Township, Ohio, (Children's
                Hospital Medical Center), Hospital District Revenue Bonds,
                Insured by AMBAC                                              7.45%       11/15/2020               1,132,719 (b)
  2,500,000     Akron, Ohio, Certificates of Participation, Series 1996,
                Akron Municipal Baseball Stadium Project                  Zero Coupon      12/1/2016               2,452,175
  2,620,000     Batavia Local School District, Ohio School Improvement
                Refunding Bonds, (Unlimited Tax General Obligation),
                Insured by MBIA                                              5.625%        12/1/2022               2,868,193
  3,785,000     City of Cleveland, Ohio, Public Power System, First Mortgage
                Revenue Bonds, Series 1994-A, Insured by MBIA                  7.0%       11/15/2024               4,428,639 (b)
  1,630,000     Cuyahoga County, Ohio, (Deaconess Hospital), Hospital Revenue
                Bonds, Series C                                               7.45%        10/1/2018               1,766,415 (b)
  1,470,000     Lorain County, Ohio, (Humility of Mary Health System),
                Hospital Revenue Bonds                                       7.125%       12/15/2006               1,590,143 (b)
  2,000,000     Ohio Higher Educational Facility Commission (Case Western
                Reserve University Project), Series B                          6.5%        10/1/2020               2,353,380
  1,500,000     Ohio Higher Educational Facility Commission, Higher
                Educational Revenue Bonds, (Ohio Dominican College 1994
                Project)                                                     6.625%        12/1/2014               1,613,385
  5,000,000     Ohio State Air Quality Development Authority, Cleveland
                Electric, Pollution Control Revenue Bonds, Insured by FGIC     8.0%        12/1/2013               5,708,550
  2,250,000     Ohio State Air Quality Development Authority, Columbus &
                Southern Pollution Control Revenue Bonds, Insured by FGIC    6.375%        12/1/2020               2,448,698
  1,000,000     Ohio State Turnpike Commission; Turnpike Revenue Bonds,
                Series 1994A                                                  5.75%         2/5/2024               1,095,120 (b)
  1,795,000     Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
                Refunding & Improvement Bonds, Series 1991-B,
                Insured by FGIC                                                6.9%       11/15/2012               1,970,138 (b)
                                                                                                              --------------
                                                                                                                  30,423,270
                                                                                                              --------------

                Oklahoma - 2.5%
  5,220,000     Bass, Oklahoma, Memorial Baptist Hospital                     8.35%         5/1/2009               6,456,253 (b)
  1,500,000     Oklahoma Municipal Power Authority, Electric Revenue
                Refunding Bonds, Series B, Insured by MBIA                    5.75%         1/1/2024               1,649,265
  1,500,000     Oklahoma Municipal Power Authority, Power Supply System
                Revenue Bonds, Series 1992-B, Insured by MBIA                5.875%         1/1/2012               1,680,300
  5,000,000     Tulsa, Oklahoma, Municipal Airport Trust Revenue
                (American Airlines, Inc.)                                    7.375%        12/1/2020               5,311,200
                                                                                                              --------------
                                                                                                                  15,097,018
                                                                                                              --------------

                Oregon - 0.8%
  2,700,000     Clackamas County, Oregon, Health Facilities Authority,
                Adventist Health-West Revenue Refunding Bonds, Series
                1992-A, Insured by MBIA                                       6.35%         3/1/2009               2,900,043
  2,000,000     Hospital Facility Authority of the Western Lane Hospital
                District, Oregon, Revenue Refunding Bonds, Series 1994
                (Sisters of St. Joseph of Peace, Health & Hospital
                Services), Insured by MBIA                                   5.875%         8/1/2012               2,185,120
                                                                                                              --------------
                                                                                                                   5,085,163
                                                                                                              --------------

                Pennsylvania - 2.9%
  7,500,000     Allegheny County, Pennsylvania, Airport Revenue Refunding
                Bonds, Series 1997B, Insured by MBIA                           5.0%         1/1/2019               7,407,075
  1,600,000     Allegheny County, Pennsylvania, Hospital Development
                Authority, Hospital Revenue Bonds, Series A-1995,
                (Allegheny General Hospital Project), Insured by MBIA          6.2%         9/1/2015               1,626,848
  2,575,000     Allegheny County, Pennsylvania, Sanitary Authority, Sewer
                Revenue Bonds, Series A, Insured by FGIC                  Zero Coupon       6/1/2008               1,733,439
  3,170,000     Millcreek Township, Pennsylvania, School District, General
                Obligation Bonds, Insured by FGIC                         Zero Coupon      8/15/2009               2,000,397
  1,720,000     Monroeville, Pennsylvania, Hospital Authority, Forbes Health
                System Revenue Bonds, Series 1992                              7.0%        10/1/2003               1,722,408
  3,000,000     Pennsylvania State, General Obligation Bonds,
                Second Series of 1992, Insured by AMBAC                   Zero Coupon       7/1/2006               2,217,300
  1,000,000     York County Pennsylvania Solid Waste and Refuse Authority,
                Refunding Revenue Bonds, Series 1997, County Guaranteed,
                Insured by FGIC                                                5.5%         2/1/2012               1,083,750
                                                                                                              --------------
                                                                                                                  17,791,217
                                                                                                              --------------

                Puerto Rico - 1.9%
  4,000,000     Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
                Series A                                                       9.0%         7/1/2009               4,909,720 (b)
  3,000,000     Puerto Rico Commonwealth, Unlimited Tax General
                Obligation Bonds                                              6.45%         7/1/2017               3,408,930 (b)
  3,000,000     Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series T                                                6.0%         7/1/2016               3,236,640
                                                                                                              --------------
                                                                                                                  11,555,290
                                                                                                              --------------

                South Carolina - 1.5%
  2,000,000     City of Spartanburg, South Carolina, Junior Lien, Water System
                Revenue Bonds, Series 1998                                    5.25%         6/1/2028               2,037,540
  2,000,000     Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds, Series 1991, Insured by  FGIC        6.25%         1/1/2021               2,325,320
  5,000,000     Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds, Insured by FGIC                       5.0%         1/1/2022               4,880,450
                                                                                                              --------------
                                                                                                                   9,243,310
                                                                                                              --------------

                Tennessee - 0.8%
  1,750,000     Bristol, Tennessee, Health and Educational Facilities
                Authority, Bristol Memorial Hospital Revenue Bonds, Insured
                by FGIC                                                        7.0%         9/1/2021               1,888,338 (b)
  1,000,000     City of Jackson, Tennessee, Hospital Revenue Bonds,
                Jackson-Madison County General Hospital Project,
                Insured by AMBAC                                               5.0%         4/1/2018                 984,340
  2,000,000     Metropolitan Government of Nashville & Davidson County TN,
                Electric System Revenue Bonds, Series 1998A                    5.2%         5/5/2023               2,009,980
                                                                                                              --------------
                                                                                                                   4,882,658
                                                                                                              --------------

                Texas - 8.9%
  2,165,000     Arlington, Texas, Independent School District, Unlimited
                Tax Refunding & Improvement Bonds, Series 1992, Permanent
                School Fund Guarantee                                     Zero Coupon      2/15/2009               1,383,846
  8,100,000     Austin, Texas, Utility System Refunding Revenue Bonds,
                Series A, Insured by MBIA                                 Zero Coupon     11/15/2009               5,028,561
  7,000,000     Austin, Texas, Utility System Refunding Revenue Bonds,
                Series A, Insured by MBIA                                 Zero Coupon     11/15/2008               4,593,820
  1,000,000     Austin, Texas, Utility System Revenue Refunding Bonds,
                Insured by FGIC                                                6.0%       11/15/2013               1,132,340
  1,575,000     Bexar County, Texas, Limited Tax General Obligation Bonds      5.0%        6/15/2015               1,583,143
  1,000,000     Cass County, Texas, Industrial Development Corporation,
                Pollution Control Revenue Refunding Bonds, International
                Paper, Series 1997-B                                          5.35%         4/1/2012               1,033,900
  1,390,000     City of Garland, Dallas County, Texas, Combination Tax and
                Revenue Certificates of Obligation, Series 1996               5.25%        2/15/2016               1,407,139
  1,310,000     City of Garland, Dallas County, Texas, Combination Tax and
                Revenue Certificates of Obligation, Series 1996               5.25%        2/15/2015               1,332,729
  2,000,000     Copperas Cove, Texas, Independent School District,
                Unlimited Tax General Obligation Bonds, Permanent School
                Fund Guarantee                                                 6.9%        8/15/2014               2,285,600 (b)
  4,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
                Bonds Series 1994-A, Insured by MBIA                           6.0%        11/1/2012               4,305,040
  1,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
                Bonds, Insured by FGIC                                       7.375%        11/1/2009               1,163,720
  2,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
                Bonds, Insured by FGIC                                       7.375%        11/1/2010               2,321,540
  1,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
                Bonds, Insured by FGIC                                       7.375%        11/1/2008               1,166,200
  2,285,000     Denton, Texas, Independent School District, Unlimited Tax
                General Obligation Refunding Bonds, Permanent School
                Fund Guarantee                                                6.25%        2/15/2009               2,606,088
  1,000,000     Georgetown, Texas, Higher Education Finance Corp.,
                Higher Education Revenue Bonds, Series 1994
                (Southwestern University Project)                              6.3%        2/15/2014               1,063,280
  2,250,000     Harris County, Texas, Toll Road Sr. Lien Bonds, Series A,
                Insured by MBIA                                              6.375%        8/15/2024               2,552,175 (b)
  5,315,000     Lewisville, Texas, Independent School District, Capital
                Appreciation Refunding Bonds, Permanent School
                Fund Guarantee                                            Zero Coupon      8/15/2019               1,854,669
  1,000,000     San Antonio, Texas, Airport Revenue Refunding Bonds,
                Insured by AMBAC                                             7.375%         7/1/2011               1,137,070
  1,845,000     San Antonio, Texas, Airport Revenue Refunding Bonds,
                Insured by AMBAC                                             7.375%         7/1/2010               2,097,894
 11,615,000     Southeastern Texas Housing Finance Corp., Single Family
                Mortgage Revenue Bonds                                    Zero Coupon       9/1/2017               4,502,206 (b)
  4,315,000     Texas State, Veterans Land Board General Obligation Bonds     0.05%         7/1/2010               2,605,354
  1,000,000     Texas Water Development Board, State Revolving Fund Revenue
                Bond, Senior Lien, Series A                                   5.25%         7/5/2017               1,012,460
  1,330,000     Travis County, Texas, Housing Finance Corporation, Single
                Family Mortgage Revenue Refunding Bonds, Series 1994-A        6.75%         4/1/2014               1,425,747
  3,210,000     Willis, Texas, Independent School District, Government
                Obligation Bonds, Permanent School Fund Guarantee              6.5%        2/15/2016               3,448,471 (b)
    440,000     Willis, Texas, Independent School District, Government
                Obligation Bonds, Permanent School Fund Guarantee              6.5%        2/15/2016                 467,069
  1,175,000     Wylie, Texas, Independent School District, (Collin County),
                Unlimited Tax School Building & Refunding Bonds,
                Series 1994, Permanent School Fund Guarantee                 6.875%        8/15/2014               1,406,369 (b)
                                                                                                              --------------
                                                                                                                  54,916,430
                                                                                                              --------------

                Utah - 2.5%
  5,000,000     Intermountain Power Agency, Utah, Power Supply Revenue
                Bonds, Series B, Insured by MBIA                              5.75%         7/1/2019               5,434,600
  3,405,000     Timpanogos Special Service District, Utah County, Utah,
                Sewer Revenue Bonds, Series 1996-A, Insured by AMBAC           6.1%         6/1/2019               3,838,150 (b)
  3,750,000     Utah Associated Municipal Power Systems, San Juan Project
                Revenue Bonds, Series O, Insured by MBIA                      6.25%         6/1/2014               4,217,250 (b)
  1,580,000     West Valley City, Utah, Municipal Building Authority,
                Lease Refunding Bonds, Insured by MBIA                         6.0%        1/15/2010               1,665,762
                                                                                                              --------------
                                                                                                                  15,155,762
                                                                                                              --------------

                Virginia - 2.5%
  3,000,000     Industrial Development Authority of Fairfax County, Virginia,
                Health Care Revenue Bonds, (Inova Health System Project),
                Series 1996                                                  5.875%        8/15/2016               3,238,350
  4,300,000     Virginia Housing Development Authority, Commonwealth
                Mortgage Bonds, 1994 Series H, Subseries H-2                   6.5%         1/1/2014               4,565,353
  5,000,000     Virginia State Housing Development Authority, Commonwealth
                Mortgage Bonds, 1997 Subseries B-1                             5.5%         1/1/2022               5,080,250
  2,000,000     Virginia State, Unlimited Tax General Obligation Bonds         6.5%         6/1/2015               2,239,420 (b)
                                                                                                              --------------
                                                                                                                  15,123,373
                                                                                                              --------------

                Washington - 4.5%
  1,655,000     Douglas County, Washington, Public Utility District #1,
                Wells Hydroelectric Revenue Bonds, Series A                   8.75%         9/1/2018               2,207,356
  1,395,000     Douglas County, Washington, Public Utility District #1,
                Wells Hydroelectric Revenue Bonds, Series A                   8.75%         9/1/2018               1,775,640 (b)
  2,000,000     Grant County, Washington, Public Utility District No. 2,
                Columbia River, Priest Rapids Hydro Electric Development
                Project, Second Series Revenue Bonds, Series A,
                Insured by AMBAC                                               5.0%         1/1/2023               1,943,120
  1,500,000     Tacoma, Washington, Conservation System Project Revenue
                Bonds, Tacoma Public Utilities Light Division                  6.6%         1/1/2015               1,649,355
  2,015,000     Tacoma, Washington, Utilities Refuse Revenue Bonds,
                Insured by MBIA                                              6.625%        12/1/2011               2,182,829 (b)
  3,000,000     Washington State Public Power Supply System, Nuclear
                Project No. 1, Revenue Refunding Bonds, Series 1996-A,
                Insured by MBIA                                               5.75%         7/1/2012               3,236,160
  2,000,000     Washington State Public Power Supply System, Nuclear
                Project No. 1, Revenue Refunding Bonds, Series 1996-A,
                Insured by MBIA                                               5.75%         7/1/2011               2,162,540
  2,000,000     Washington State, Unlimited Tax General Obligation Bonds       6.0%         6/1/2012               2,247,540
  2,400,000     Washington State, Unlimited Tax General Obligation Bonds       6.7%         6/1/2016               2,549,664 (b)
  3,000,000     Washington State, Unlimited Tax General Obligation Bonds,
                Series 93A                                                    5.75%        10/1/2012               3,280,590
  1,500,000     Washington State, Unlimited Tax General Obligation Bonds,
                Series A                                                      6.25%         2/1/2011               1,706,355
  2,500,000     Washington State, Various Purpose General Obligation Bonds    6.25%         6/1/2010               2,866,375
                                                                                                              --------------
                                                                                                                  27,807,524
                                                                                                              --------------

                Wisconsin - 0.9%
  1,000,000     Southeast Wisconsin Professional Baseball Park District
                Sales Tax Revenue Bonds, Insured by MBIA                       5.8%       12/15/2026               1,111,210 (b)
  4,315,000     State of Wisconsin, Clean Water Revenue Bonds, 1995 Series 1   5.8%         6/1/2015               4,698,388 (b)
                                                                                                              --------------
                                                                                                                   5,809,598
                                                                                                              --------------

                Wyoming - 0.4%
  2,500,000     State of Wyoming, Farm Loan Board, Capital Facilities Revenue
                Bonds, Series 1994                                             6.1%         4/1/2024               2,644,550
                                                                                                              --------------
                Total Long-Term Municipal Securities (cost $542,622,018)                                         605,421,060
                                                                                                              --------------

                SHORT-TERM MUNICIPAL SECURITIES - 1.5% (a,c)

  2,800,000     Berkeley County, South Carolina, (Amoco Chemical Co.
                Project), Pollution Control Revenue Refunding Bonds, Series
                1994                                                           4.2%         5/3/1999               2,800,000
    100,000     City of Hammond, Indiana, (Amoco Chemical Co. Project),
                Pollution Control Revenue Refunding Bonds, Series 1994         4.2%         5/3/1999                 100,000
  2,700,000     Illinois Development Finance Authority, (Amoco Oil Company
                Project), Pollution Control Revenue Refunding Bonds,
                Series 1994                                                    4.2%         5/3/1999               2,700,000
    800,000     Lake Charles, Louisiana, Harbor & Terminal Variable Rate
                Demand Note                                                   4.25%         5/3/1999                 800,000
    900,000     Maricopa County, Arizona Pollution Control Corp., Pollution
                Control Revenue Refunding Bonds, (Arizona Public
                Service Co. Palo Verde Project), 1994 Series B                 3.9%         5/3/1999                 900,000
    200,000     Maricopa County, Arizona Pollution Control Corp., Pollution
                Control Revenue Refunding Bonds, (Arizona Public Service Co.
                Palo Verde Project), 1994 Series E                            3.95%         5/3/1999                 200,000
    100,000     Massachusetts Health and Educational Facilities Authority,
                Variable Rate Demand Revenue Bonds, Capital Asset
                Program Issue, Series C                                        3.4%         5/3/1999                 100,000
  1,300,000     Michigan Strategic Fund, Variable Rate Demand Pollution
                Control Revenue Refunding Bonds, (Consumers Power Company
                Project), Series 1988A                                         4.2%         5/3/1999               1,300,000
    400,000     Peninsula Ports Authority, Virginia, Variable Rates Notes     4.45%         5/3/1999                 400,000
                                                                                                              --------------
                Total Short-Term Municipal Securities (at amortized cost)                                          9,300,000
                                                                                                              --------------
                Total Investments (cost $551,922,018)                                                           $614,721,060 (d)
                                                                                                              ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity.  Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.  Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S.
    Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $551,922,018 and the net unrealized appreciation of investments based on that cost was $62,799,042 which is comprised of $62,916,821 aggregate gross unrealized appreciation and $117,779 aggregate gross unrealized depreciation.

(e) Miscellaneous abbreviations:
    AMBAC - AMBAC Indemnity Corp.
    Connie Lee - Connie Lee Insurance Co.
    FGIC - Financial Guaranty Insurance Co.
    FHA - Federal Housing Administration
    FSA - Federal Security Assurance, Inc.
    MBIA - Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
April 30, 1999
(unaudited)

    Principal                                                                              Maturity
     Amount                                                                  Yield           Date                 Value
----------------                                                             ------    ------------------   ----------------
                COMMERCIAL PAPER - 79.6% (a)
                Banking-Domestic - 1.2%
$ 7,000,000     AES Shady Point, Inc. (Direct Pay Letter of Credit,
                Nationsbank N.A.)                                             4.89%        7/21/1999            $  6,924,872
                                                                                                              --------------

                Banking-Foreign - 2.6%
  6,500,000     UBS Finance (Delaware), Inc.                                  4.91%        7/12/1999               6,437,470
  2,400,000     UBS Finance (Delaware), Inc.                                  4.96%         8/9/1999               2,367,667
  6,000,000     UBS Finance (Delaware), Inc.                                  4.92%         6/9/1999               5,968,670
    852,000     UBS Finance (Delaware), Inc.                                  4.99%         8/9/1999                 840,451
                                                                                                              --------------
                                                                                                                  15,614,258
                                                                                                              --------------

                Chemicals - 1.1%
  2,697,000     Dupont (E.I.) de Nemours and Co.                              4.91%        7/19/1999               2,668,414
  4,250,000     Henkel Corp.                                                  4.90%         9/8/1999               4,176,180
                                                                                                              --------------
                                                                                                                   6,844,594
                                                                                                              --------------

                Consumer Products - 1.0%
  6,000,000     Colgate-Palmolive Co.                                         4.89%        6/30/1999               5,951,800
                                                                                                              --------------

                Education - 9.7%
  4,000,000     Duke University                                               4.97%        6/21/1999               3,972,573
  6,000,000     Duke University                                               4.88%         6/3/1999               5,973,600
  3,000,000     Duke University                                               4.93%         6/7/1999               2,984,984
  6,000,000     Duke University                                               4.95%       10/26/1999               5,856,710
  5,000,000     Leland H. Stanford Junior University                          4.97%         6/4/1999               4,977,097
  5,000,000     Leland H. Stanford Junior University                          4.94%        8/17/1999               4,927,700
  3,500,000     Leland H. Stanford Junior University                          4.94%       10/20/1999               3,419,399
  6,000,000     Yale University                                               4.93%        6/15/1999               5,963,550
  6,000,000     Yale University                                               4.96%        6/28/1999               5,952,633
  6,000,000     Yale University                                               5.02%         5/7/1999               5,995,080
  8,000,000     Yale University                                               4.92%        7/22/1999               7,911,622
                                                                                                              --------------
                                                                                                                  57,934,948
                                                                                                              --------------

                Energy - 2.5%
  6,965,000     Petrofina (Delaware), Inc. (Guaranteed Petrofina S.A.)        4.87%        5/20/1999               6,947,171
  6,000,000     American Petrofina Holding Co. (Guaranteed Petrofina S.A.)    4.86%        7/12/1999               5,942,280
  2,000,000     American Petrofina Holding Co. (Guaranteed Petrofina S.A.)    4.93%         5/4/1999               1,999,192
                                                                                                              --------------
                                                                                                                  14,888,643
                                                                                                              --------------

                Finance-Automotive - 8.9%
  6,000,000     DaimlerChrysler NA Holdings                                   4.92%        7/26/1999               5,930,627
  6,000,000     DaimlerChrysler NA Holdings                                   4.91%         9/9/1999               5,894,982
  5,000,000     DaimlerChrysler NA Holdings                                   4.90%         8/3/1999               4,937,072
  6,000,000     DaimlerChrysler NA Holdings                                   4.93%        8/23/1999               5,908,230
  6,000,000     Ford Motor Credit Co.                                         4.87%        5/20/1999               5,984,705
  6,000,000     Ford Motor Credit Co.                                         5.00%         5/4/1999               5,997,500
  5,700,000     General Motors Acceptance Corp.                               5.08%        6/15/1999               5,724,267
  5,000,000     General Motors Acceptance Corp.                               5.09%       10/15/1999               5,073,032
  6,500,000     General Motors Acceptance Corp.                               4.87%         5/6/1999               6,495,667
  1,000,000     General Motors Acceptance Corp.                               5.04%         6/4/1999               1,001,424
                                                                                                              --------------
                                                                                                                  52,947,506
                                                                                                              --------------

                Finance-Commercial - 11.1%
 19,200,000     CIT Group, Inc.                                               4.94%         5/3/1999              19,194,731
  7,500,000     CIT Group, Inc.                                               4.90%        6/11/1999               7,459,000
  1,000,000     CIT Group, Inc.                                               5.02%       10/25/1999               1,005,737
  5,000,000     General Electric Capital Corp.                                4.90%        8/10/1999               4,932,386
  1,000,000     General Electric Capital Corp.                                4.91%        6/29/1999                 992,068
  3,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                (Guaranteed General Electric Capital Corp.)                   5.00%         5/3/1999               2,999,167
  7,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                (Guaranteed General Electric Capital Corp.)                   4.95%        8/30/1999               6,886,126
  5,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                (Guaranteed General Electric Capital Corp.)                   4.86%        6/16/1999               4,969,525
  6,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                (Guaranteed General Electric Capital Corp.)                   4.96%        9/20/1999               5,885,453
  6,000,000     Norwest Financial, Inc.                                       4.88%        6/25/1999               5,955,817
  6,000,000     Norwest Financial, Inc.                                       4.86%        7/30/1999               5,928,000
                                                                                                              --------------
                                                                                                                  66,208,010
                                                                                                              --------------

                Finance-Consumer - 9.8%
  7,000,000     American General Corp.                                        4.89%         8/9/1999               6,906,472
  7,500,000     American General Finance Corp.                                4.90%         5/5/1999               7,495,975
    495,000     Associates Corp of North America                              4.89%        5/11/1999                 494,336
  3,000,000     Associates Financial Services Company of  Puerto Rico, Inc.
                (Guaranteed Associates Corp. of North America)                4.90%        5/25/1999               2,990,300
  6,000,000     Associates Financial Services Company of Puerto Rico, Inc.
                (Guaranteed Associates Corp. of North America)                4.90%        5/18/1999               5,986,230
  7,000,000     Associates Financial Services Company of  Puerto Rico, Inc.
                (Guaranteed Associates Corp. of North America)                4.90%        6/24/1999               6,949,075
  6,000,000     Commercial Credit Co.                                         4.81%        5/27/1999               5,979,243
  5,000,000     Transamerica Finance Corp.                                    4.89%         8/6/1999               4,935,199
  2,176,000     Transamerica Finance Corp.                                    4.94%        10/8/1999               2,129,289
  7,500,000     Transamerica Finance Corp.                                    4.93%        5/11/1999               7,489,896
  7,000,000     Transamerica Finance Corp.                                    4.92%        10/8/1999               6,850,667
                                                                                                              --------------
                                                                                                                  58,206,682
                                                                                                              --------------

                Finance-Structured - 8.9%
  6,000,000     Corporate Asset Funding Co.                                   4.84%        6/25/1999               5,956,000
  6,500,000     Corporate Asset Funding Co.                                   4.88%         5/7/1999               6,494,778
  6,000,000     Corporate Asset Funding Co.                                   4.93%        5/28/1999               5,978,085
  6,000,000     Corporate Asset Funding Co.                                   4.89%        5/10/1999               5,992,740
  3,050,500     Edison Asset Securitization, L.L.C.                           4.88%         6/7/1999               3,035,451
  6,000,000     Edison Asset Securitization, L.L.C.                           4.99%         7/9/1999               5,943,995
  6,000,000     Edison Asset Securitization, L.L.C.                           5.29%        5/10/1999               5,992,260
  4,150,000     Preferred Receivables Funding                                 4.95%       11/29/1999               4,032,449
  3,637,000     Triple-A One Funding Corp.                                    4.87%         7/9/1999               3,603,400
  6,000,000     Triple-A One Funding Corp.                                    4.94%        5/14/1999               5,989,405
                                                                                                              --------------
                                                                                                                  53,018,563
                                                                                                              --------------

                Financial Services - 3.2%
  6,000,000     American Express Credit Corp.                                 4.86%        8/27/1999               5,905,993
  7,000,000     American Express Credit Corp.                                 4.86%        5/18/1999               6,984,199
  6,000,000     American Express Credit Corp.                                 4.87%         6/4/1999               5,972,800
                                                                                                              --------------
                                                                                                                  18,862,992
                                                                                                              --------------

                Food & Beverage - 1.0%
  6,000,000     Cargill, Inc.                                                 5.01%        5/20/1999               5,984,515
                                                                                                              --------------

                Insurance - 5.8%
  6,000,000     American Family Financial Services                            4.89%        5/10/1999               5,992,725
  6,000,000     Prudential Funding Corp.                                      4.84%        6/10/1999               5,967,933
  7,500,000     Prudential Funding Corp.                                      4.90%        5/25/1999               7,475,950
  2,000,000     Prudential Funding Corp.                                      4.96%        7/16/1999               1,979,480
  7,000,000     Prudential Funding Corp.                                      4.87%        5/13/1999               6,988,660
  6,000,000     USAA Capital Corp.                                            4.94%        7/16/1999               5,939,453
                                                                                                              --------------
                                                                                                                  34,344,201
                                                                                                              --------------

                Leisure & Entertainment - 1.2%
  7,000,000     Disney (Walt) Co.                                             5.02%        9/15/1999               6,869,736
                                                                                                              --------------

                Petroleum - 4.2%
  4,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            5.04%        5/19/1999               3,990,120
  6,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            4.92%         8/2/1999               5,925,135
  1,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            4.91%        6/10/1999                 994,633
  5,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            5.01%        7/23/1999               4,943,399
  4,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            5.02%        5/25/1999               3,986,933
  5,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)            4.90%         6/1/1999               4,979,204
                                                                                                              --------------
                                                                                                                  24,819,424
                                                                                                              --------------

                U.S. Municipal - 7.4%
  6,000,000     California Pollution Control Finance Authority;
                Environmental Improvement Revenue Bonds;
                Series 1996 (Guaranteed Shell Oil Co.)                        4.91%        6/14/1999               6,000,000
  6,000,000     California Pollution Control Finance Authority; Environmental
                Improvement Revenue Bonds; Series 1996
                (Guaranteed Shell Oil Co.)                                    4.91%         6/8/1999               6,000,000
  5,520,000     Gulf Coast Waste Disposal Authority; Pollution Control
                Revenue Bonds Series 1995 (Guaranteed Amoco Oil Co.)          4.94%         7/8/1999               5,520,000
  5,000,000     Gulf Coast Waste Disposal Authority; Pollution Control
                Revenue Bonds Series 1995 (Guaranteed Amoco Oil Co.)          4.88%         7/7/1999               5,000,000
  7,250,000     Metrocrest Hospital Authority (Bank of New York Bank,
                Direct Pay Letter of Credit)                                  5.04%         6/2/1999               7,217,778
  8,400,000     City of New York GO Bonds, Fiscal 1995, Series B
                (Guaranteed FGIC, SPI)                                        4.99%        5/21/1999               8,400,000
  6,000,000     City of Whiting, Indiana; Industrial Sewage & Solid
                Waste Disposal Series 1995 (Guaranteed Amoco Oil Co.)         4.92%        6/17/1999               6,000,000
                                                                                                              --------------
                                                                                                                  44,137,778
                                                                                                              --------------
                Total Commercial Paper                                                                           473,558,522
                                                                                                              --------------

                CERTIFICATES OF DEPOSIT - 8.1% (a)
                Domestic - 5.6%
  8,000,000     Morgan Guaranty Trust Co. New York                            4.95%       12/10/1999               8,001,394
  6,000,000     Morgan Guaranty Trust Co. New York                            4.90%         5/6/1999               6,000,095
  5,000,000     Morgan Guaranty Trust Co. New York                            5.03%        10/8/1999               5,015,091
  7,000,000     Morgan Guaranty Trust Co. New York                            5.05%       10/15/1999               6,994,374
  7,000,000     Wachovia Bank, N.A.                                           5.03%       11/22/1999               7,000,000
                                                                                                              --------------
                                                                                                                  33,010,954
                                                                                                              --------------
                Euro Dollar-Foreign - 2.5%
  1,000,000     Barclays Bank plc                                             5.13%       11/15/1999                 998,712
  7,000,000     Barclays Bank plc                                             5.03%         9/7/1999               7,000,176
  7,000,000     Barclays Bank plc                                             5.01%       11/15/1999               6,995,660
                                                                                                              --------------
                                                                                                                  14,994,548
                                                                                                              --------------
                Total Certificates of Deposit                                                                     48,005,502
                                                                                                              --------------

                MEDIUM TERM NOTES - 0.5% (a)
  1,000,000     CIT Group Inc.                                                5.06%         8/9/1999               1,002,765
  1,000,000     IBM Credit Corp.                                              5.05%         7/7/1999               1,001,139
  1,000,000     IBM Credit Corp.                                              5.07%        5/10/1999               1,000,381
                                                                                                              --------------
                Total Medium Term Notes                                                                            3,004,285
                                                                                                              --------------

                VARIABLE RATE NOTES - 10.3% (a,b)
 12,000,000     Abbey National Treasury Service plc                           4.90%        7/20/1999              11,997,911
  8,000,000     Beneficial Corp.                                              4.91%         5/4/1999               8,000,000
  8,000,000     Deutsche Bank, New York                                       4.78%        5/17/1999               7,998,383
 10,000,000     First National Bank of Chicago                                4.87%         6/2/1999               9,999,395
 10,000,000     Illinois Student Assistance Commission (SLMA Direct Pay
                Letter of Credit)                                             4.83%         5/7/1999              10,000,000
  8,000,000     Illinois Student Assistance Commission (Bank of America,
                Illinois Direct Pay Letter of Credit)                         4.88%         5/7/1999               8,000,000
  5,000,000     International Business Machines Corp.                         4.89%        7/15/1999               4,998,793
                                                                                                              --------------
                Total Variable Rate Notes                                                                         60,994,482
                                                                                                              --------------

                U.S. GOVERNMENT AGENCY - 1.5% (a)
  1,500,000     Federal Home Loan Bank                                        5.01%        6/30/1999               1,502,629
  1,150,000     Federal Home Loan Bank                                        4.92%       10/22/1999               1,155,018
  6,000,000     Federal Home Loan Mortgage Corp.                              4.93%        8/19/1999               6,021,378
                                                                                                              --------------
                Total U.S. Government Agency                                                                       8,679,025
                                                                                                              --------------
                Total Investments (at amortized cost)                                                           $594,241,816 (c)
                                                                                                              ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market
    Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.


The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Opportunity Growth Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $201,185,247)                  $212,553,822
Cash                                                                            74,494
Receivable for investment securities sold                                    3,073,642
Dividend receivable                                                             11,718
                                                                          ------------
Total assets                                                               215,713,676
                                                                          ------------

LIABILITIES:
Payable for investment securities purchased                                    698,404
Accrued expenses                                                               216,777
                                                                          ------------
Total liabilities                                                              915,181
                                                                          ------------
NET ASSETS                                                                $214,798,495
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $241,162,535
Accumulated net investment loss                                             (1,367,792)
Accumulated net realized loss from sale of investments                     (36,364,823)
Unrealized net appreciation of investments                                  11,368,575
                                                                          ------------
NET ASSETS                                                                $214,798,495
                                                                          ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$201,057,127 and 19,716,148 shares of beneficial interest outstanding)          $10.20
                                                                                ======

Maximum public offering price per share (based on a net asset value per
share of $10.20 divided by 0.96 for a 4% sales charge)                          $10.63
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $6,577,612 and 651,936 shares of
beneficial interest outstanding)                                                $10.09
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $7,163,756 and 699,957 shares of
beneficial interest outstanding)                                                $10.23
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                           $    207,493
Interest income                                                                165,766
                                                                          ------------
Total income                                                                   373,259
                                                                          ------------

Expenses --
Investment advisory fee                                                        549,198
Distribution and service plan fees:
Class A                                                                        267,219
Class B                                                                         27,885
Transfer agent services                                                        641,490
Custodian fee                                                                   72,768
Administrative personnel and services                                           22,588
Printing and postage                                                           153,093
Trust share registration costs                                                  32,826
Auditing fees                                                                    2,656
Legal fees                                                                       2,643
Trustees' fees                                                                   4,945
Miscellaneous                                                                    4,999
                                                                          ------------

Total expenses before expense reimbursement                                  1,782,310
Expense reimbursement from investment advisor                                  (47,855)
                                                                          ------------

Net expenses                                                                 1,734,455
                                                                          ------------

Net investment loss                                                         (1,361,196)
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                               (15,122,392)
Net change in unrealized appreciation of investments                        36,423,609
                                                                          ------------

Net gain on investments                                                     21,301,217
                                                                          ------------

Net increase in net assets resulting from operations                      $ 19,940,021
                                                                          ============





Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------

OPERATIONS:
Net investment loss                                                 $ (1,361,196)      $ (1,358,626)
Net realized loss on investments                                     (15,122,392)       (20,273,121)
Net change in unrealized appreciation or depreciation
of investments                                                        36,423,609        (53,310,343)
                                                                    ------------       ------------
Net change in net assets resulting from operations                    19,940,021        (74,942,090)
                                                                    ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gains:
Class A                                                                       --        (10,383,030)
Class B                                                                       --            (18,018)
Institutional Class                                                           --           (116,629)
                                                                    ------------       ------------
Total distributions                                                           --        (10,517,677)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                              (23,711,648)       (19,142,773)
Class B                                                                2,028,681          5,010,935
Institutional Class                                                    1,230,472          3,478,983
                                                                    ------------       ------------
Net change in net assets resulting from trust share transactions     (20,452,495)       (10,652,855)
                                                                    ------------       ------------

Net change in net assets                                                (512,474)       (96,112,622)
NET ASSETS:
Beginning of period                                                  215,310,969        311,423,591
                                                                    ------------       ------------
End of period                                                       $214,798,495       $215,310,969
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $51,207,461)                   $ 57,753,357
Cash                                                                             5,606
Receivable for investment securities sold                                      222,279
Dividend receivable                                                              9,115
Unamortized organization costs                                                  16,946
                                                                          ------------
Total assets                                                                58,007,303
                                                                          ------------

LIABILITIES:
Payable for investment securities purchased                                      3,452
Accrued expenses                                                                40,728
                                                                          ------------
Total liabilities                                                               44,180
                                                                          ------------
NET ASSETS                                                                $ 57,963,123
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $ 50,559,165
Accumulated net investment loss                                               (356,076)
Accumulated net realized gain from sale of investments                       1,214,138
Unrealized net appreciation of investments                                   6,545,896
                                                                          ------------
NET ASSETS                                                                $ 57,963,123
                                                                          ============

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $45,643,976 and 3,895,044 shares of beneficial interest outstanding)         $11.72
                                                                                ======

Maximum public offering price per share (based on a net asset value per
share of $11.72 divided by 0.96 for a 4% sales charge)                          $12.21
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,449,839 and 988,132 shares of
beneficial interest outstanding)                                                $11.59
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $869,308 and 73,952 shares of
beneficial interest outstanding)                                                $11.76
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                           $    102,568
Interest income                                                                 51,393
                                                                          ------------
Total income                                                                   153,961
                                                                          ------------

Expenses --
Investment advisory fee                                                        118,406
Distribution and service plan fees:
Class A                                                                         48,783
Class B                                                                         44,409
Transfer agent services                                                        190,154
Custodian fee                                                                   36,046
Administrative personnel and services                                            4,870
Printing and postage                                                            47,488
Trust share registration costs                                                  38,069
Auditing fees                                                                    1,991
Legal fees                                                                         513
Trustees' fees                                                                   3,439
Amortization of organization costs                                               2,722
Miscellaneous                                                                    2,467
                                                                          ------------
Total expenses                                                                 539,357
     Expense reimbursement from investment advisor                             (32,245)
                                                                          ------------
Net expenses                                                                   507,112
                                                                          ------------
Net investment loss                                                           (353,151)
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                 3,193,246
Net realized gain on closed or expired option contracts written                  3,147
                                                                          ------------
Net realized gain on investments                                             3,196,393
Net change in unrealized appreciation of investments                         8,489,693
                                                                          ------------
Net gain on investments                                                     11,686,086
                                                                          ------------
Net increase in net assets resulting from operations                      $ 11,332,935
                                                                          ============




Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income (loss)                                        $   (353,151)      $    538,235
Net realized gain (loss) on investments                                3,196,393         (2,238,984)
Net change in unrealized appreciation or depreciation
of investments                                                         8,489,693         (1,836,091)
                                                                    ------------       ------------
Net change in net assets resulting from operations                    11,332,935         (3,536,840)
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                       --           (593,837)
Class B                                                                       --            (20,517)
Institutional Class                                                           --            (23,816)
Net realized gains:
Class A                                                                       --           (395,237)
Class B                                                                       --            (13,872)
Institutional Class                                                           --            (15,767)
                                                                    ------------       ------------
Total distributions                                                           --         (1,063,046)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                4,598,079         21,626,287
Class B                                                                3,055,368          7,121,404
Institutional Class                                                           --            226,296
                                                                    ------------       ------------
Net increase in net assets from trust share transactions               7,653,447         28,973,987
                                                                    ------------       ------------
Net increase in net assets                                            18,986,382         24,374,101

NET ASSETS:
Beginning of period                                                   38,976,741         14,602,640
                                                                    ------------       ------------
End of period                                                       $ 57,963,123       $ 38,976,741
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood World Growth Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $78,387,522)                   $ 99,406,431
Cash (including foreign currency holdings of $462,331)                         470,203
Receivable for investment securities sold                                       10,592
Dividend receivable                                                            433,518
Unamortized organization costs                                                  13,628
                                                                          ------------
Total assets                                                               100,334,372
                                                                          ------------

LIABILITIES:
Payable for investment securities purchased                                    113,537
Accrued expenses                                                                77,193
                                                                          ------------
Total liabilities                                                              190,730
                                                                          ------------
NET ASSETS                                                                $100,143,642
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $ 79,357,585
Accumulated net investment loss                                               (131,250)
Accumulated net realized loss from sale of investments
and foreign currency transactions                                              (99,467)
Unrealized net appreciation of investments and on translation
of assets and liabilities in foreign currencies                             21,016,774
                                                                          ------------
NET ASSETS                                                                $100,143,642
                                                                          ============

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $81,542,446 and 6,859,628 shares of beneficial interest outstanding)         $11.89
                                                                                ======

Maximum public offering price per share (based on a net asset value per
share of $11.89 divided by 0.96 for a 4% sales charge)                          $12.39
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $6,064,887 and 514,934 shares of beneficial interest outstanding)     $11.78
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,536,309 and 1,052,630 shares of
beneficial interest outstanding)                                                $11.91
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $70,280)                         $    656,464
Interest income                                                                 90,895
                                                                          ------------
Total income                                                                   747,359
                                                                          ------------

Expenses --
Investment advisory fee                                                        382,582
Distribution and service plan fees:
Class A                                                                         95,431
Class B                                                                         23,496
Transfer agent services                                                        239,777
Custodian fee                                                                   49,942
Administrative personnel and services                                            9,244
Printing and postage                                                            62,035
Trust share registration costs                                                  30,423
Auditing fees                                                                    1,991
Legal fees                                                                       1,060
Trustees' fees                                                                   3,439
Amortization of organization costs                                               5,068
Miscellaneous                                                                    3,250
                                                                          ------------
Total expenses before expense reimbursement                                    907,738
Expense reimbursement from investment advisor                                  (35,921)
                                                                          ------------
Net expenses                                                                   871,817
                                                                          ------------
Net investment loss                                                           (124,458)
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                                 1,391,936
Net realized loss on foreign currency transactions                              (8,423)
                                                                          ------------
Net realized gain on investments and foreign currency transactions           1,383,513
Net change in unrealized appreciation of investments                        10,046,428
Net change in unrealized depreciation on translation of assets
and liabilities in foreign currencies                                          103,826
                                                                          ------------
Net change in unrealized appreciation of investments and on translation
of assets and liabilities in foreign currencies                             10,150,254
                                                                          ------------
Net gain on investments and foreign currency                                11,533,767
                                                                          ------------
Net increase in net assets resulting from operations                      $ 11,409,309
                                                                          ============





Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income (loss)                                        $   (124,458)      $     56,081
Net realized gain (loss) on investments and foreign
currency transactions                                                  1,383,513           (723,020)
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                 10,150,254          5,623,753
                                                                    ------------       ------------
Net increase in net assets resulting from operations                  11,409,309          4,956,814
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                 (509,983)          (277,425)
Class B                                                                  (21,506)            (1,167)
Institutional Class                                                     (102,827)           (30,222)
Net realized gains:
Class A                                                                       --           (946,412)
Class B                                                                       --             (3,960)
Institutional Class                                                           --           (102,770)
                                                                    ------------       ------------
Total distributions                                                     (634,316)        (1,361,956)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                 (440,252)         1,779,490
Class B                                                                2,007,614          3,598,446
Institutional Class                                                      868,384          2,827,874
                                                                    ------------       ------------
Net increase in net assets from trust share transactions               2,435,746          8,205,810
                                                                    ------------       ------------
Net increase in net assets                                            13,210,739         11,800,668

NET ASSETS:
Beginning of period                                                   86,932,903         75,132,235
                                                                    ------------       ------------
End of period (including undistributed net investment
income of ($131,250) and $627,524, respectively)                    $100,143,642       $ 86,932,903
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $1,142,481,655)              $1,500,747,353
Cash                                                                            70,349
Receivable for investment securities sold                                   26,571,959
Dividend receivable                                                          1,399,709
                                                                        --------------
Total assets                                                             1,528,789,370
                                                                        --------------

LIABILITIES:
Payable for investment securities purchased                                 45,490,322
Accrued expenses                                                               331,974
                                                                        --------------
Total liabilities                                                           45,822,296
                                                                        --------------

NET ASSETS                                                              $1,482,967,074
                                                                        ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                         $  964,946,169
Undistributed net investment income                                            827,705
Accumulated net realized gain from sale of investments                     158,927,502
Unrealized net appreciation of investments                                 358,265,698
                                                                        --------------
NET ASSETS                                                              $1,482,967,074
                                                                        ==============

Class A Shares:
Net asset value and redemption price per share
(based on net assets of $1,394,635,934 and 45,168,460
shares of beneficial interest outstanding)                                      $30.88
                                                                                ======

Maximum public offering price per share (based on a net asset value per
share of $30.88 divided by 0.96 for a 4% sales charge)                          $32.17
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $48,917,712 and 1,594,436 shares
of beneficial interest outstanding)                                             $30.68
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,413,428 and 1,275,717 shares
of beneficial interest outstanding)                                             $30.90
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income ---
Dividend income                                                           $  7,004,018
Interest income                                                                932,743
                                                                          ------------
Total income                                                                 7,936,761
                                                                          ------------

Expenses --
Investment advisory fee                                                      2,719,203
Distribution and service plan fees:
Class A                                                                      1,587,130
Class B                                                                        182,612
Transfer agent services                                                      1,235,528
Custodian fee                                                                  109,924
Administrative personnel and services                                          134,074
Printing and postage                                                           320,151
Trust share registration costs                                                  64,135
Auditing fees                                                                   11,191
Legal fees                                                                      15,082
Trustees' fees                                                                  10,921
Miscellaneous                                                                   13,498
                                                                          ------------
Total expenses before expense reimbursement                                  6,403,449
Expense reimbursement from investment advisor                                 (671,364)
                                                                          ------------
Net expenses                                                                 5,732,085
                                                                          ------------
Net investment income                                                        2,204,676
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                               161,042,708
Net realized loss on closed or expired option contracts written               (169,201)
                                                                          ------------
Net realized gain on investments                                           160,873,507
Net change in unrealized appreciation of investments                       121,201,717
                                                                          ------------
Net gain on investments                                                    282,075,224
                                                                          ------------
Net increase in net assets resulting from operations                      $284,279,900
                                                                          ============





Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income                                             $    2,204,676     $    5,259,275
Net realized gain on investments                                     160,873,507        138,893,681
Net change in unrealized appreciation or depreciation
of investments                                                       121,201,717          4,580,680
                                                                  --------------     --------------
Net increase in net assets resulting from operations                 284,279,900        148,733,636
                                                                  --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                               (2,254,341)        (4,518,250)
Class B                                                                       --               (964)
Institutional Class                                                     (104,875)          (138,214)
Net realized gains:
Class A                                                             (125,372,268)       (94,543,249)
Class B                                                               (2,921,986)          (156,376)
Institutional Class                                                   (3,222,146)        (1,494,748)
                                                                  --------------     --------------
Total distributions                                                 (133,875,616)      (100,851,801)
                                                                  --------------     --------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                              131,949,752         97,627,202
Class B                                                               19,653,151         24,995,614
Institutional Class                                                    6,809,272         13,839,394
                                                                  --------------     --------------
Net increase in net assets from trust share transactions             158,412,175        136,462,210
                                                                  --------------     --------------
Net increase in net assets                                           308,816,459        184,344,045

NET ASSETS:
Beginning of period                                                1,174,150,615        989,806,570
                                                                  --------------     --------------
End of period (including undistributed net investment income
of $827,705 and $982,245, respectively)                           $1,482,967,074     $1,174,150,615
                                                                  ==============     ==============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood High Yield Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $996,557,877)                $  938,354,976
Cash                                                                         1,003,162
Receivable for investment securities sold                                    9,955,504
Interest and dividend receivable                                            21,685,494
                                                                        --------------
Total assets                                                               970,999,136
                                                                        --------------

LIABILITIES:
Payable for investment securities purchased                                 20,825,534
Accrued expenses                                                               251,559
                                                                        --------------
Total liabilities                                                           21,077,093
                                                                        --------------
NET ASSETS                                                              $  949,922,043
                                                                        ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                         $1,021,192,796
Undistributed net investment income                                            347,424
Accumulated net realized loss from sale of investments                     (13,415,276)
Unrealized net depreciation of investments                                 (58,202,901)
                                                                       --------------
NET ASSETS                                                              $  949,922,043
                                                                        ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$862,989,356 and 101,394,578 shares of beneficial interest outstanding)         $ 8.51
                                                                                ======

Maximum public offering price per share (based on a net asset value
per share of $8.51 divided by 0.96 for a 4% sales charge)                       $ 8.86
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $30,197,072 and 3,551,369 shares
of beneficial interest outstanding)                                             $ 8.50
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $56,735,615 and 6,662,723 shares
of beneficial interest outstanding)                                             $ 8.52
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                           $ 45,044,758
Dividend income                                                              4,142,220
                                                                          ------------
Total income                                                                49,186,978
                                                                          ------------

Expenses --
Investment advisory fee                                                      1,891,561
Distribution and service plan fees:
Class A                                                                      1,029,775
Class B                                                                        123,349
Transfer agent services                                                        778,870
Custodian fee                                                                  110,520
Administrative personnel and services                                           90,293
Printing and postage                                                           196,389
Trust share registration costs                                                  55,344
Auditing fees                                                                    8,808
Legal fees                                                                       9,527
Trustees' fees                                                                   9,412
Miscellaneous                                                                   11,601
                                                                          ------------
Total expenses before expense reimbursement                                  4,315,449
Expense reimbursement from investment advisor                                 (413,198)
                                                                          ------------
Net Expenses                                                                 3,902,251
                                                                          ------------
Net investment income                                                       45,284,727
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                               (12,659,915)
Net change in unrealized depreciation of investments                        61,294,834
                                                                          ------------
Net gain on investments                                                     48,634,919
                                                                          ------------
Net increase in net assets resulting from operations                      $ 93,919,646
                                                                          ============






Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income                                               $ 45,284,727       $ 85,046,889
Net realized gain (loss) on investment transactions                  (12,659,915)         2,027,575
Net change in unrealized appreciation or depreciation
of investments                                                        61,294,834       (139,239,192)
                                                                    ------------       ------------
Net change in net assets resulting from operations                    93,919,646        (52,164,728)
                                                                    ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                              (44,232,739)       (78,057,192)
Class B                                                               (1,242,294)          (937,490)
Institutional Class                                                   (2,993,131)        (5,260,080)
Net realized gains:
Class A                                                                       --        (15,571,878)
Class B                                                                       --            (30,431)
Institutional Class                                                           --           (988,918)
                                                                    ------------       ------------
Total distributions                                                  (48,468,164)      (100,845,989)
                                                                    ------------       ------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                               36,669,642        113,623,772
Class B                                                                9,743,619         22,079,012
Institutional Class                                                    1,632,925         10,782,605
                                                                    ------------       ------------
Net increase in net assets from trust share transactions              48,046,186        146,485,389
                                                                    ------------       ------------
Net change in net assets                                              93,497,668         (6,525,328)

NET ASSETS:
Beginning of period                                                  856,424,375        862,949,703
                                                                    ------------       ------------
End of period (including undistributed net investment income
of $347,424 and $3,530,861, respectively)                           $949,922,043       $856,424,375
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Income Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $773,683,634)                  $775,329,384
Cash                                                                            16,669
Receivable for investment securities sold                                      677,441
Interest and dividend receivable                                            12,960,878
                                                                          ------------
Total assets                                                               788,984,372
                                                                          ------------

LIABILITIES:
Open options written, at value (premium received $123,384)                      62,500
Payable for investment securities purchased                                 18,244,280
Accrued expenses                                                               192,225
                                                                          ------------
Total liabilities                                                           18,499,005
                                                                          ------------
NET ASSETS                                                                $770,485,367
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $804,452,864
Undistributed net investment income                                          1,251,875
Accumulated net realized loss from sale of investments                     (36,926,006)
Unrealized net appreciation of investments                                   1,706,634
                                                                          ------------
NET ASSETS                                                                $770,485,367
                                                                          ============

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $726,493,424 and 84,464,167 shares of beneficial interest outstanding)       $ 8.60
                                                                                ======

Maximum public offering price per share (based on a net asset value
per share of $8.60 divided by 0.96 for a 4% sales charge)                       $ 8.96
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,318,477 and 1,435,177 shares
of beneficial interest outstanding)                                             $ 8.58
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $31,673,466 and 3,683,913 shares
of beneficial interest outstanding)                                             $ 8.60
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                           $ 25,542,965
Dividend income                                                                187,403
                                                                          ------------
Total income                                                                25,730,368
                                                                          ------------

Expenses --
Investment advisory fee                                                      1,476,548
Distribution and service plan fees:
Class A                                                                        913,793
Class B                                                                         48,573
Transfer agent services                                                        631,444
Custodian fee                                                                   84,927
Administrative personnel and services                                           76,979
Printing and postage                                                           169,019
Trust share registration costs                                                  40,862
Auditing fees                                                                    7,391
Legal fees                                                                       8,278
Trustees' fees                                                                   9,412
Miscellaneous                                                                   11,915
                                                                          ------------
Total expenses before expense reimbursement                                  3,479,141
Expense reimbursement from investment advisor                                 (356,102)
                                                                          ------------
Net expenses                                                                 3,123,039
                                                                          ------------
Net investment income                                                       22,607,329
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                    82,826
Net realized gain on closed or expired option contracts written                509,814
Net realized loss on closed futures contracts                                 (684,409)
                                                                          ------------
Net realized loss on investments                                               (91,769)
Net change in unrealized appreciation of investments                       (15,544,096)
                                                                          ------------
Net loss on investments                                                    (15,635,865)
                                                                          ------------
Net increase in net assets resulting from operations                      $  6,971,464
                                                                          ============




Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income                                               $ 22,607,329       $ 47,328,173
Net realized gain (loss) on investment transactions                      (91,769)         8,963,937
Net change in unrealized appreciation or depreciation
of investments                                                       (15,544,096)         5,865,596
                                                                    ------------       ------------
Net increase in net assets resulting from operations                   6,971,464         62,157,706
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                              (21,307,587)       (46,213,710)
Class B                                                                 (250,873)          (178,145)
Institutional Class                                                     (890,007)        (1,439,594)
                                                                    ------------       ------------
Total distributions                                                  (22,448,467)       (47,831,449)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                2,041,794        (34,562,158)
Class B                                                                5,639,451          6,819,434
Institutional Class                                                    5,664,318          8,015,688
                                                                    ------------       ------------
Net change in net assets from trust share transactions                13,345,563        (19,727,036)
                                                                    ------------       ------------
Net change in net assets                                              (2,131,440)        (5,400,779)

NET ASSETS:
Beginning of period                                                  772,616,807        778,017,586
                                                                    ------------       ------------
End of period (including undistributed net investment income
of $1,251,875 and $1,093,013, respectively)                         $770,485,367       $772,616,807
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value (cost, $551,922,018)                  $614,721,060
Cash                                                                            54,785
Interest receivable                                                          9,257,838
                                                                          ------------
Total assets                                                               624,033,683
                                                                          ------------

LIABILITIES:
Payable for investment securities purchased                                  4,235,507
Accrued expenses                                                                69,526
                                                                          ------------
Total liabilities                                                            4,305,033
                                                                          ------------
NET ASSETS                                                                $619,728,650
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $558,686,215
Undistributed net investment income                                          1,324,863
Accumulated net realized loss from sale of investments                      (3,081,470)
Unrealized net appreciation of investments                                  62,799,042
                                                                          ------------
NET ASSETS                                                                $619,728,650
                                                                          ============

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $608,874,168 and 67,707,269 shares of beneficial interest outstanding)       $ 8.99
                                                                                ======

Maximum public offering price per share (based on a net asset value per
share of $8.99 divided by 0.96 for a 4% sales charge)                           $ 9.36
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $6,910,883 and 770,388 shares of
beneficial interest outstanding)                                                $ 8.97
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,943,599 and 438,617 shares of
beneficial interest outstanding)                                                $ 8.99
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                           $ 16,873,433
                                                                          ------------

Expenses --
Investment advisory fee                                                      1,116,744
Distribution and service plan fees:
Class A                                                                        753,141
Class B                                                                         26,636
Transfer agent services                                                        240,871
Custodian fee                                                                   79,548
Administrative personnel and services                                           61,180
Printing and postage                                                            77,377
Trust share registration costs                                                  38,942
Auditing fees                                                                    5,882
Legal fees                                                                       6,580
Trustees' fees                                                                   9,412
Miscellaneous                                                                    8,314
                                                                          ------------
Total expenses before expense reimbursement                                  2,424,627
Expense reimbursement from investment advisor                                 (282,764)
                                                                          ------------
Net expenses                                                                 2,141,863
                                                                          ------------
Net investment income                                                       14,731,570
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                              $    574,490
Net change in unrealized appreciation of investments                        (7,937,883)
                                                                          ------------
Net loss on investments                                                     (7,363,393)
                                                                          ------------
Net increase in net assets resulting from operations                      $  7,368,177
                                                                          ============





Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income                                               $ 14,731,570       $ 29,320,330
Net realized gain on investment transactions                             574,490          2,170,541
Net change in unrealized appreciation or depreciation
of investments                                                        (7,937,883)        15,241,526
                                                                    ------------       ------------
Net increase in net assets resulting from operations                   7,368,177         46,732,397
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                              (15,125,748)       (29,169,677)
Class B                                                                 (117,096)           (82,863)
Institutional Class                                                     (104,207)          (205,936)
                                                                    ------------       ------------
Total distributions                                                  (15,347,051)       (29,458,476)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                               11,684,990            283,944
Class B                                                                3,028,631          3,880,132
Institutional Class                                                      (19,406)          (287,112)
                                                                    ------------       ------------
Net increase in net assets from trust share transactions              14,694,215          3,876,964
                                                                    ------------       ------------
Net increase in net assets                                             6,715,341         21,150,885

NET ASSETS:
Beginning of period                                                  613,013,309        591,862,424
                                                                    ------------       ------------
End of period (including undistributed net investment income
of $1,324,863 and $1,940,344, respectively)                         $619,728,650       $613,013,309
                                                                    ============      =============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Money Market Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1999
(unaudited)

ASSETS:
Investments in securities, at amortized cost and value                    $594,241,816
Cash                                                                         3,060,298
Interest receivable                                                          1,518,595
                                                                          ------------
Total assets                                                               598,820,709
                                                                          ------------

LIABILITIES:
Dividends payable                                                               35,199
Accrued expenses                                                               305,036
                                                                          ------------
Total liabilities                                                              340,235
                                                                          ------------
NET ASSETS                                                                $598,480,474
                                                                          ============

NET ASSETS CONSIST OF:
Paid-in capital                                                           $598,480,474
                                                                          ============

Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $554,838,486 and 554,838,486 shares of
beneficial interest outstanding)                                                $ 1.00
                                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $153,551 and 153,551 shares of
beneficial interest outstanding)                                                $ 1.00
                                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $43,488,437 and 43,488,437 shares
of beneficial interest outstanding)                                             $ 1.00
                                                                                ======





Statement of Operations
Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                           $ 14,529,237
                                                                          ------------

Expenses --
Investment advisory fee                                                        816,371
Service plan fees:
Class A                                                                        650,615
Class B                                                                            179
Transfer agent services                                                        837,804
Custodian fee                                                                  186,718
Administrative personnel and services                                           56,740
Printing and postage                                                           259,979
Trust share registration costs                                                  68,125
Auditing fees                                                                    5,674
Legal fees                                                                       5,660
Trustees' fees                                                                   5,674
Miscellaneous                                                                    7,590
                                                                          ------------
Total expenses before expense reimbursement                                  2,901,129
Expense reimbursement from investment advisor                                 (264,424)
                                                                          ------------
Net expenses                                                                 2,636,705
                                                                          ------------
Net investment income                                                     $ 11,892,532
                                                                          ============





Statement of Changes in Net Assets

                                                                     Six Months
                                                                        Ended
                                                                       4/30/99          Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                   (unaudited)         10/31/98
                                                                    ------------       ------------
OPERATIONS:
Net investment income                                               $ 11,892,532       $ 24,009,045
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                              (10,854,269)       (21,502,662)
Class B                                                                   (3,005)            (1,573)
Institutional Class                                                   (1,035,258)        (2,504,810)
                                                                    ------------       ------------
Total distributions                                                  (11,892,532)       (24,009,045)
                                                                    ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                               61,678,231         76,881,422
Class B                                                                   72,152             56,399
Institutional Class                                                   (3,841,853)        (5,589,690)
                                                                    ------------       ------------
Net increase in net assets from trust share transactions              57,908,530         71,348,131
                                                                    ------------       ------------
Net increase in net assets                                            57,908,530         71,348,131

NET ASSETS:
Beginning of period                                                  540,571,944        469,223,813
                                                                    ------------       ------------
End of period                                                       $598,480,474       $540,571,944
                                                                    ============       ============

The accompanying notes are an integral part of the financial statements.






THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Financial Highlights

For a share outstanding throughout each period (a)


                                                                       Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year        Year        Year        Year        Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended       Ended       Ended       Ended       Ended
OPPORTUNITY GROWTH FUND (a)                 (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period            $9.33        $12.97      $13.62      $13.83      $10.76      $10.66
                                             --------      --------    --------    --------    --------    --------
Income From Investment Operations:
Net investment income                           (0.06)        (0.06)      (0.07)      (0.11)      (0.09)      (0.06)
Net realized and unrealized gain
(loss) on investments (b)                        0.93         (3.14)       0.91        2.63        3.16        0.16
                                             --------      --------    --------    --------    --------    --------
Total from investment operations                 0.87         (3.20)       0.84        2.52        3.07        0.10
                                             --------      --------    --------    --------    --------    --------

Less Distributions:
Distributions from net realized
gain on investments                                --         (0.44)      (1.49)      (2.73)         --          --
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period                 $10.20         $9.33      $12.97      $13.62      $13.83      $10.76
                                             ========      ========    ========    ========    ========    ========

Total investment return at
net asset value (c)                             9.32%       (25.18%)      7.52%      21.27%      28.53%       0.94%
Net assets, end of period ($ millions)         $201.1        $205.7      $311.4      $265.8      $165.7       $99.6
Ratio of expenses to average
net assets                                      1.52%(d)      1.40%       1.29%       1.28%       1.43%       1.66%
Ratio of net investment income to
average net assets                             (1.19%)(d)    (0.51%)     (0.60%)     (0.92%)     (0.88%)     (0.83%)
Portfolio turnover rate                           14%          155%        136%        176%        213%         64%




                                                                                  Institutional
                                                      Class B                         Class
                                                      Shares                          Shares
                                              -------------------------    --------------------------
                                                   Six                         Six
                                                  Months                       Months
                                                  Ended         Year           Ended         Year
LUTHERAN BROTHERHOOD                             4/30/99        Ended         4/30/99        Ended
OPPORTUNITY GROWTH FUND (a)                    (unaudited)     10/31/98     (unaudited)     10/31/98
                                              ------------     --------    ------------     --------
Net asset value, beginning of period               $9.27         $12.97         $9.35         $12.97
                                                --------       --------      --------       --------
Income From Investment Operations:
Net investment income                              (0.12)         (0.08)        (0.10)         (0.03)
Net realized and unrealized gain
(loss) on investments (b)                           0.94          (3.18)         0.98          (3.15)
                                                --------       --------      --------       --------
Total from investment operations                    0.82          (3.26)         0.88          (3.18)
                                                --------       --------      --------       --------

Less Distributions:
Distributions from net realized
gain on investments                                   --          (0.44)           --          (0.44)
                                                --------       --------      --------       --------
Net asset value, end of period                    $10.09          $9.27        $10.23          $9.35
                                                ========       ========      ========       ========

Total investment return at
net asset value (c)                                8.85%        (25.66%)        9.41%        (25.02%)
Net assets, end of period ($ millions)              $6.6           $4.2          $7.2           $5.4
Ratio of expenses to average
net assets                                         2.27%(d)       2.15%         1.27%(d)       1.15%
Ratio of net investment income to
average net assets                                (1.94%)(d)     (1.26%)       (0.94%)(d)     (0.26%)
Portfolio turnover rate                              14%           155%           14%           155%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.


The accompanying notes are an integral part of the financial statements.






                                                                                                     Class B
                                                          Class A Shares                             Shares
                                           -------------------------------------------      -------------------------
                                                                            For the
                                                Six                         Period               Six
                                               Months                     May 30, 1997          Months
                                               Ended          Year        (effective            Ended          Year
LUTHERAN BROTHERHOOD                          4/30/99         Ended        date) to            4/30/99         Ended
MID CAP GROWTH FUND (a)                     (unaudited)     10/31/98     Oct. 31, 1997       (unaudited)     10/31/98
                                           ------------     --------     --------------     ------------     --------
Net asset value, beginning of period            $9.19         $10.33           $9.25             $9.12         $10.33
                                             --------       --------        --------          --------       --------
Income From Investment Operations:
Net investment income                           (0.06)          0.36           (0.02)            (0.10)          0.30
Net realized and unrealized gain
(loss) on investments (b)                        2.59          (0.89)           1.10              2.57          (0.90)
                                             --------       --------        --------          --------       --------
Total from investment operations                 2.53          (0.53)           1.08              2.47          (0.60)
                                             --------       --------        --------          --------       --------

Less Distributions:
Dividends from net investment income               --          (0.37)             --                --          (0.37)
Distributions from net realized
gain on investments                                --          (0.24)             --                --          (0.24)
                                             --------       --------        --------          --------       --------
Total distributions                                --          (0.61)             --                --          (0.61)
                                             --------       --------        --------          --------       --------
Net asset value, end of period                 $11.72          $9.19          $10.33            $11.59          $9.12
                                             ========       ========        ========          ========       ========

Total investment return at
net asset value (c)                            27.53%         (5.28%)         11.68%            27.08%         (6.00%)
Net assets, end of period ($ millions)          $45.6          $31.9           $14.6             $11.4           $6.4
Ratio of expenses to average
net assets (e)                                  1.95%(d)       1.95%           1.95%(d)          2.70%(d)       2.70%
Ratio of net investment income to
average net assets (e)                         (1.32%)(d)      1.93%          (0.84%)(d)        (2.07%)(d)      1.18%
Portfolio turnover rate                           74%           436%             94%               74%           436%


                                                 Institutional
                                                     Class
                                                     Shares
                                           -------------------------

                                                Six
                                               Months
                                               Ended         Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended
MID CAP GROWTH FUND (a)                     (unaudited)     10/31/98
                                           ------------     --------
Net asset value, beginning of period            $9.21         $10.33
                                             --------       --------
Income From Investment Operations:
Net investment income                           (0.09)          0.39
Net realized and unrealized gain
(loss) on investments (b)                        2.64          (0.90)
                                             --------       --------
Total from investment operations                 2.55          (0.51)
                                             --------       --------

Less Distributions:
Dividends from net investment income               --          (0.37)
Distributions from net realized
gain on investments                                --          (0.24)
                                             --------       --------
Total distributions                                --          (0.61)
                                             --------       --------
Net asset value, end of period                 $11.76          $9.21
                                             ========       ========

Total investment return at
net asset value (c)                            27.69%         (5.06%)
Net assets, end of period ($ millions)           $0.9           $0.7
Ratio of expenses to average
net assets (e)                                  1.70%(d)       1.70%
Ratio of net investment income to
average net assets (e)                         (1.07%)(d)      2.18%
Portfolio turnover rate                           74%           436%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective May 30, 1997, LB Research voluntarily agreed to limit the expenses prospectively to 1.95% for Class A shares, 2.70% for Class B shares, and 1.70%
    for Institutional Class shares. Had LB Research not undertaken such action, for
    Class A shares, the ratio of expenses to average net assets would have been
    2.05%, 2.22% and 2.19%, and the ratio of net investment income to average net assets would have been (1.42%), 1.66% and (1.08%), respectively, for the six month period ended April 30, 1999, the year ended October 31, 1998 and the period from May 30, 1997, to October 31, 1997. For Class B shares, the ratio of expenses to average net assets would have been 2.80% and 2.97%, and the ratio of net investment income to average net assets would have been (2.17%), and 0.91%, respectively, for the six month period ended April 30, 1999, and the year ended
    October 31, 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 1.80% and 1.97%, and the ratio of net investment income to average net assets would have been (1.17%), and 1.91%, respectively, for the six month period ended April 30, 1999, and the year ended
    October 31, 1998.

The accompanying notes are an integral part of the financial statements.






                                                                      Class A Shares
                                           ----------------------------------------------------------------------
                                                                                                       For the
                                                Six                                                    Period
                                               Months                                               Sept. 5, 1998
                                               Ended          Year        Year         Year          (effective
LUTHERAN BROTHERHOOD                          4/30/99         Ended       Ended        Ended          date) to
WORLD GROWTH FUND (a)                       (unaudited)     10/31/98     10/31/97     10/31/96      Oct. 31, 1995
                                           ------------     --------     --------     --------     --------------
Net asset value, beginning of period           $10.58         $10.09        $9.48        $8.44           $8.50
                                             --------       --------     --------     --------        --------

Income From Investment Operations:
Net investment income                           (0.01)            --         0.02         0.04            0.01
Net realized and unrealized gain
(loss) on investments (b)                        1.39           0.67         0.67         1.02           (0.07)
                                             --------       --------     --------     --------        --------

Total from investment operations                 1.38           0.67         0.69         1.06           (0.06)
                                             --------       --------     --------     --------        --------
Less Distributions:
Dividends from net investment income            (0.07)         (0.04)       (0.04)       (0.02)             --
Distributions from net realized
gain on investments                                --          (0.14)       (0.04)          --              --
                                             --------       --------     --------     --------        --------
Total distributions                             (0.07)         (0.18)       (0.08)       (0.02)             --
                                             --------       --------     --------     --------        --------
Net asset value, end of period                 $11.89         $10.58       $10.09        $9.48           $8.44
                                             ========       ========     ========     ========        ========

Total investment return at
net asset value (c)                            13.12%          6.80%        7.38%       12.53%          (0.71%)
Net assets, end of period ($ millions)          $81.5          $73.1        $75.1        $52.9           $14.0
Ratio of expenses to average
net assets                                      1.88%(d)       1.86%        1.82%        1.95%(e)        1.95%(d,e)
Ratio of net investment income to
average net assets                             (0.26%)(d)      0.06%        0.17%        0.67%(e)        1.60%(d,e)
Portfolio turnover rate                            8%            20%          17%          11%              0%


                                                                              Institutional
                                                    Class B                       Class
                                                    Shares                        Shares
                                           -------------------------    -------------------------

                                               Six                          Six
                                              Months                        Months
                                              Ended          Year           Ended         Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended         4/30/99        Ended
WORLD GROWTH FUND (a)                       (unaudited)     10/31/98     (unaudited)     10/31/98
                                           ------------     --------    ------------     --------
Net asset value, beginning of period           $10.51         $10.09         $10.61        $10.09
                                             --------       --------       --------      --------

Income From Investment Operations:
Net investment income                           (0.02)          0.01             --          0.04
Net realized and unrealized gain
(loss) on investments (b)                        1.35           0.59           1.40          0.66
                                             --------       --------       --------      --------

Total from investment operations                 1.33           0.60           1.40          0.70
                                             --------       --------       --------      --------
Less Distributions:
Dividends from net investment income            (0.06)         (0.04)         (0.10)        (0.04)
Distributions from net realized
gain on investments                                --          (0.14)            --         (0.14)
                                             --------       --------       --------      --------
Total distributions                             (0.06)         (0.18)         (0.10)        (0.18)
                                             --------       --------       --------      --------
Net asset value, end of period                 $11.78         $10.51         $11.91        $10.61
                                             ========       ========       ========      ========

Total investment return at
net asset value (c)                            12.64%          6.10%         13.15%         7.20%
Net assets, end of period ($ millions)           $6.1           $3.5          $12.5         $10.4
Ratio of expenses to average
net assets                                      2.63%(d)       2.61%          1.63%(d)      1.61%
Ratio of net investment income to
average net assets                             (1.01%)(d)     (0.69%)        (0.01%)(d)     0.31%
Portfolio turnover rate                            8%            20%             8%           20%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective September 5, 1995 through October 31, 1996, LBRC had voluntarily undertaken to limit the Fund's expense ratio to 1.95% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 2.13% and 2.89%, and the ratio of net investment income to average net assets would have been 0.49% and 0.66%, respectively, for the year ended October 31, 1996 and for the period from
    September 5, 1995 to October 31, 1995.

The accompanying notes are an integral part of the financial statements.






                                                                          Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year       Year        Year        Year        Year
LUTHERAN BROTHERHOOD FUND (a)                 4/30/99        Ended      Ended       Ended       Ended       Ended
                                            (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period           $27.94        $26.98      $23.07      $21.19      $17.67      $18.85
                                             --------      --------    --------    --------    --------    --------
Income From Investment Operations:
Net investment income                            0.04          0.13        0.19        0.20        0.22        0.19
Net realized and unrealized gain
(loss) on investments (b)                        6.08          3.57        5.68        3.33        3.52       (0.20)
                                             --------      --------    --------    --------    --------    --------
Total from investment operations                 6.12          3.70        5.87        3.53        3.74       (0.01)
                                             --------      --------    --------    --------    --------    --------

Less Distributions:
Dividends from net investment income            (0.05)        (0.12)      (0.20)      (0.20)      (0.22)      (0.20)
Distributions from net realized
gain on investments                             (3.13)        (2.62)      (1.76)      (1.45)         --       (0.97)
                                             --------      --------    --------    --------    --------    --------
Total distributions                             (3.18)        (2.74)      (1.96)      (1.65)      (0.22)      (1.17)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period                 $30.88        $27.94      $26.98      $23.07      $21.19      $17.67
                                             ========      ========    ========    ========    ========    ========

Total investment return
at net asset value (c)                         24.12%        15.07%      26.99%      17.61%      21.34%      (0.11%)
Net assets, end of period ($ millions)       $1,394.6      $1,120.5      $989.8      $768.8      $645.5      $548.6
Ratio of expenses to average
net assets                                      0.84%(d,e)    0.86%(e)    0.88%(e)    0.97%       1.02%       1.04%
Ratio of net investment income to
average net assets                              0.34%(d,e)    0.47%(e)    0.76%(e)    0.94%       1.15%       1.10%
Portfolio turnover rate                           40%           57%         54%         91%        127%        234%


                                                                             Institutional
                                                     Class B                     Class
                                                     Shares                      Shares
                                           ------------------------    ------------------------
                                               Six                         Six
                                              Months                       Months
                                              Ended         Year           Ended        Year
LUTHERAN BROTHERHOOD FUND (a)                 4/30/99       Ended         4/30/99       Ended
                                            (unaudited)    10/31/98     (unaudited)    10/31/98
                                           ------------    --------    ------------    --------
Net asset value, beginning of period           $27.83        $26.98        $27.95        $26.98
                                             --------      --------      --------      --------
Income From Investment Operations:
Net investment income                           (0.03)        (0.01)         0.07          0.20
Net realized and unrealized gain
(loss) on investments (b)                        6.01          3.51          6.09          3.57
                                             --------      --------      --------      --------
Total from investment operations                 5.98          3.50          6.16          3.77
                                             --------      --------      --------      --------

Less Distributions:
Dividends from net investment income               --         (0.03)        (0.08)        (0.18)
Distributions from net realized
gain on investments                             (3.13)        (2.62)        (3.13)        (2.62)
                                             --------      --------      --------      --------
Total distributions                             (3.13)        (2.65)        (3.21)        (2.80)
                                             --------      --------      --------      --------
Net asset value, end of period                 $30.68        $27.83        $30.90        $27.95
                                             ========      ========      ========      ========

Total investment return
at net asset value (c)                         23.65%        14.26%        24.24%        15.41%
Net assets, end of period ($ millions)          $48.9         $25.0         $39.4         $28.7
Ratio of expenses to average
net assets                                      1.59%(d,e)    1.61%(e)      0.59%(d,e)    0.61%(e)
Ratio of net investment income to
average net assets                             (0.41%)(d,e)  (0.28%)(e)     0.59%(d,e)    0.72%(e)
Portfolio turnover rate                           40%           57%           40%           57%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.89%, 0.91%, and 0.92%, and the ratio of net investment income to average net assets would have been 0.29%, 0.42%, and 0.72%, respectively, for the six month period ended April 30, 1999, and the years ended
    October 31, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.64% and 1.66%, and the ratio of net investment income to average net assets would have been (0.46%) and (0.33%), respectively, for the six month period ended April 30, 1999, and the year ended October 31,
    1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.64% and 0.66%, and the ratio of net investment income to average net assets would have been 0.54% and 0.67%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.

The accompanying notes are an integral part of the financial statements.






                                                                          Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year       Year        Year        Year        Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended      Ended       Ended       Ended       Ended
HIGH YIELD FUND (a)                         (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period            $8.09         $9.58       $9.21       $9.03       $8.86       $9.73
                                             --------      --------    --------    --------    --------    --------
Income From Investment Operations:
Net investment income                            0.42          0.86        0.85        0.84        0.83        0.83
Net realized and unrealized gain
(loss) on investments (b)                        0.45         (1.32)       0.41        0.17        0.24       (0.86)
                                             --------      --------    --------    --------    --------    --------
Total from investment operations                 0.87         (0.46)       1.26        1.01        1.07       (0.03)
                                             --------      --------    --------    --------    --------    --------

Less Distributions:
Dividends from net investment income            (0.45)        (0.85)      (0.86)      (0.83)      (0.85)      (0.82)
Distributions from net realized
gain on investments                                --         (0.18)      (0.03)         --       (0.05)      (0.02)
                                             --------      --------    --------    --------    --------    --------
Total distributions                             (0.45)        (1.03)      (0.89)      (0.83)      (0.90)      (0.84)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period                  $8.51         $8.09       $9.58       $9.21       $9.03       $8.86
                                             ========      ========    ========    ========    ========    ========

Total investment return at
net asset value (c)                            10.95%        (5.55%)     14.43%      11.64%      12.93%      (0.47%)
Net assets, end of period ($ millions)         $863.0        $784.8      $862.9      $703.1      $594.3      $499.6
Ratio of expenses to average
net assets                                      0.86%(d,e)    0.84%(e)    0.84%(e)    0.91%       0.93%       0.95%
Ratio of net investment income
to average net assets                          10.04%(d,e)    9.32%(e)    9.14%(e)    9.23%       9.53%       8.92%
Portfolio turnover rate                           27%           73%        113%        104%         71%         50%


                                                                             Institutional
                                                     Class B                     Class
                                                     Shares                      Shares
                                           ------------------------    ------------------------
                                               Six                         Six
                                              Months                       Months
                                              Ended         Year           Ended        Year
LUTHERAN BROTHERHOOD                          4/30/99       Ended         4/30/99       Ended
HIGH YIELD FUND (a)                         (unaudited)    10/31/98     (unaudited)    10/31/98
                                           ------------    --------    ------------    --------
Net asset value, beginning of period            $8.08         $9.58         $8.09         $9.58
                                             --------      --------      --------      --------
Income From Investment Operations:
Net investment income                            0.39          0.79          0.43          0.88
Net realized and unrealized gain
(loss) on investments (b)                        0.45         (1.31)         0.46         (1.31)
                                             --------      --------      --------      --------
Total from investment operations                 0.84         (0.52)         0.89         (0.43)
                                             --------      --------      --------      --------

Less Distributions:
Dividends from net investment income            (0.42)        (0.80)        (0.46)        (0.88)
Distributions from net realized
gain on investments                                --         (0.18)           --         (0.18)
                                             --------      --------      --------      --------
Total distributions                             (0.42)        (0.98)        (0.46)        (1.06)
                                             --------      --------      --------      --------
Net asset value, end of period                  $8.50         $8.08         $8.52         $8.09
                                             ========      ========      ========      ========

Total investment return at
net asset value (c)                            10.56%        (6.24%)       11.21%        (5.33%)
Net assets, end of period ($ millions)          $30.2         $19.3         $56.7         $52.3
Ratio of expenses to average
net assets                                      1.61%(d,e)    1.59%(e)      0.61%(d,e)    0.59%(e)
Ratio of net investment income
to average net assets                           9.29%(d,e)    8.57%(e)     10.29%(d,e)    9.57%(e)
Portfolio turnover rate                           27%           73%           27%           73%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.91%, 0.89%, and 0.88%, and the ratio of net investment income to average net assets would have been 9.99%, 9.27%, and 9.10%, respectively, for the six month period ended April 30, 1999, and the years ended
    October 31, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.66% and 1.64%, and the ratio of net investment income to average net assets would have been 9.24% and 8.52%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.
    For Institutional Class shares, the ratio of expenses to average net assets would have been 0.66% and 0.64%, and the ratio of net investment income to average net assets would have been 10.24% and 9.52%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.

The accompanying notes are an integral part of the financial statements.






                                                                          Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year       Year        Year        Year        Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended      Ended       Ended       Ended       Ended
INCOME FUND (a)                             (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period            $8.78         $8.61       $8.50       $8.72       $8.01       $9.43
                                             --------      --------    --------    --------    --------    --------
Income From
Investment Operations:
Net investment income                            0.25          0.54        0.55        0.57        0.59        0.58
Net realized and unrealized gain
(loss) on investments (b)                       (0.18)         0.17        0.11       (0.19)       0.69       (1.19)
                                             --------      --------    --------    --------    --------    --------
Total from investment operations                 0.07          0.71        0.66        0.38        1.28       (0.61)
                                             --------      --------    --------    --------    --------    --------

Less Distributions:
Dividends from net investment income            (0.25)        (0.54)      (0.55)      (0.60)      (0.57)      (0.56)
Distributions from net realized
gain on investments                                --            --          --          --          --       (0.25)
                                             --------      --------    --------    --------    --------    --------
Total distributions                             (0.25)        (0.54)      (0.55)      (0.60)      (0.57)      (0.81)
                                             --------      --------    --------    --------    --------    --------
Net assets, end of period                       $8.60         $8.78       $8.61       $8.50       $8.72       $8.01
                                             ========      ========    ========    ========    ========    ========

Total investment return at
net asset value (c)                             0.94%         8.42%       8.05%       4.56%      16.53%      (6.81%)
Net assets, end of period ($ millions)         $726.5        $739.1      $778.0      $871.0      $942.1      $907.2
Ratio of expenses to average
net assets                                      0.81%(d,e)    0.80%(e)    0.80%(e)    0.83%       0.83%       0.82%
Ratio of net investment income to
average net assets                              5.87%(d,e)    6.16%(e)    6.44%(e)    6.61%       7.01%       6.77%
Portfolio turnover rate                           38%           98%         97%        142%        131%        155%


                                                                             Institutional
                                                     Class B                     Class
                                                     Shares                      Shares
                                           ------------------------    ------------------------
                                               Six                         Six
                                              Months                       Months
                                              Ended         Year           Ended        Year
LUTHERAN BROTHERHOOD                          4/30/99       Ended         4/30/99       Ended
INCOME FUND (a)                             (unaudited)    10/31/98     (unaudited)    10/31/98
                                           ------------    --------    ------------    --------
Net asset value, beginning of period            $8.76         $8.61         $8.77         $8.61
                                             --------      --------      --------      --------
Income From
Investment Operations:
Net investment income                            0.23          0.48          0.27          0.56
Net realized and unrealized gain
(loss) on investments (b)                       (0.19)         0.16         (0.18)         0.16
                                             --------      --------      --------      --------
Total from investment operations                 0.04          0.64          0.09          0.72
                                             --------      --------      --------      --------

Less Distributions:
Dividends from net investment income            (0.22)        (0.49)        (0.26)        (0.56)
Distributions from net realized
gain on investments                                --            --            --            --
                                             --------      --------      --------      --------
Total distributions                             (0.22)        (0.49)        (0.26)        (0.56)
                                             --------      --------      --------      --------
Net assets, end of period                       $8.58         $8.76         $8.60         $8.77
                                             ========      ========      ========      ========

Total investment return at
net asset value (c)                             0.47%         7.65%         1.07%         8.69%
Net assets, end of period ($ millions)          $12.3          $6.9         $31.7         $26.6
Ratio of expenses to average
net assets                                      1.56%(d,e)    1.55%(e)      0.56%(d,e)    0.55%(e)
Ratio of net investment income to
average net assets                              5.12%(d,e)    5.41%(e)      6.12%(d,e)    6.41%(e)
Portfolio turnover rate                           38%           98%           38%           98%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.86%, 0.85%, and 0.84%, and the ratio of net investment income to average net assets would have been 5.82%, 6.11%, and 6.40%, respectively, for the six month period ended April 30, 1999, and the years ended
    October 31, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.61% and 1.60%, and the ratio of net investment income to average net assets would have been 5.07% and 5.36%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.
    For Institutional Class shares, the ratio of expenses to average net assets would have been 0.61% and 0.60%, and the ratio of net investment income to average net assets would have been 6.07% and 6.36%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.


The accompanying notes are an integral part of the financial statements.






                                                                          Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year       Year        Year        Year        Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended      Ended       Ended       Ended       Ended
MUNICIPAL BOND FUND (a)                     (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period            $9.11         $8.85       $8.60       $8.58       $7.88       $9.00
                                             --------      --------    --------    --------    --------    --------
Income From Investment Operations:
Net investment income                            0.22          0.41        0.45        0.44        0.45        0.46
Net realized and unrealized gain
(loss) on investments (b)                       (0.11)         0.29        0.24        0.01        0.70       (0.96)
                                             --------      --------    --------    --------    --------    --------
Total from investment operations                 0.11          0.70        0.69        0.45        1.15       (0.50)
                                             --------      --------    --------    --------    --------    --------

Less Distributions:
Dividends from net investment income            (0.23)        (0.44)      (0.44)      (0.43)      (0.45)      (0.46)
Distributions from net realized
gain on investments                                --            --          --          --          --       (0.16)
                                             --------      --------    --------    --------    --------    --------
Total distributions                             (0.23)        (0.44)      (0.44)      (0.43)      (0.45)      (0.62)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period                  $8.99         $9.11       $8.85       $8.60       $8.58       $7.88
                                             ========      ========    ========    ========    ========    ========

Total investment return at
net asset value (c)                             1.17%         8.12%       8.28%       5.33%      14.97%      (5.93%)
Net assets, end of period ($ millions)         $608.9        $605.0      $591.9      $609.5      $628.7      $595.2
Ratio of expenses to average
net assets                                      0.70%(d,e)    0.69%(e)    0.70%(e)    0.74%       0.74%       0.75%
Ratio of net investment income to
average net assets                              4.82%(d,e)    4.88%(e)    5.13%(e)    5.14%       5.43%       5.44%
Portfolio turnover rate                            4%           14%         18%         33%         36%         38%


                                                                             Institutional
                                                     Class B                     Class
                                                     Shares                      Shares
                                           ------------------------    ------------------------
                                               Six                         Six
                                              Months                       Months
                                              Ended         Year           Ended        Year
LUTHERAN BROTHERHOOD                          4/30/99       Ended         4/30/99       Ended
MUNICIPAL BOND FUND (a)                     (unaudited)    10/31/98     (unaudited)    10/31/98
                                           ------------    --------    ------------    --------
Net asset value, beginning of period            $9.09         $8.85         $9.11         $8.85
                                             --------      --------      --------      --------
Income From Investment Operations:
Net investment income                            0.19          0.39          0.23          0.46
Net realized and unrealized gain
(loss) on investments (b)                       (0.12)         0.24         (0.11)         0.26
                                             --------      --------      --------      --------
Total from investment operations                 0.07          0.63          0.12          0.72
                                             --------      --------      --------      --------

Less Distributions:
Dividends from net investment income            (0.19)        (0.39)        (0.24)        (0.46)
Distributions from net realized
gain on investments                                --            --            --            --
                                             --------      --------      --------      --------
Total distributions                             (0.19)        (0.39)        (0.24)        (0.46)
                                             --------      --------      --------      --------
Net asset value, end of period                  $8.97         $9.09         $8.99         $9.11
                                             ========      ========      ========      ========

Total investment return at
net asset value (c)                             0.82%         7.23%         1.30%         8.39%
Net assets, end of period ($ millions)           $6.9          $4.0          $3.9          $4.0
Ratio of expenses to average
net assets                                      1.45%(d,e)    1.44%(e)      0.45%(d,e)    0.44%(e)
Ratio of net investment income to
average net assets                              4.07%(d,e)    4.13%(e)      5.07%(d,e)    5.13%(e)
Portfolio turnover rate                            4%           14%            4%           14%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.75%, 0.74%, and 0.74%, and the ratio of net investment income to average net assets would have been 4.77%, 4.83%, and 5.09%, respectively, for the six month period ended April 30, 1999, and the years ended
    October 31, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.50% and 1.49%, and the ratio of net investment income to average net assets would have been 4.02% and 4.08%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.
    For Institutional Class shares, the ratio of expenses to average net assets would have been 0.50% and 0.49%, and the ratio of net investment income to average net assets would have been 5.02% and 5.08%, respectively, for the six month period ended April 30, 1999, and the year ended October 31, 1998.


The accompanying notes are an integral part of the financial statements.






                                                                          Class A Shares
                                           ------------------------------------------------------------------------
                                                Six
                                               Months
                                               Ended         Year       Year        Year        Year        Year
LUTHERAN BROTHERHOOD                          4/30/99        Ended      Ended       Ended       Ended       Ended
MONEY MARKET FUND (a)                       (unaudited)    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                           ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period            $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                                             --------      --------    --------    --------    --------    --------
Net investment income from
investment operations                            0.02          0.04        0.05        0.05        0.05        0.03
Less: Dividends from net
investment income                               (0.02)        (0.04)      (0.05)      (0.05)      (0.05)      (0.03)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period                  $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                                             ========      ========    ========    ========    ========    ========

Total investment return at
net asset value (b)                             2.09%         4.82%       4.74%       4.63%       4.95%       2.89%
Net assets, end of period ($ millions)         $554.8        $493.2      $469.2      $417.6      $341.1      $276.9
Ratio of expenses to average
net assets (d)                                  0.95%(c)      0.95%       0.95%       1.01%       1.10%       1.10%
Ratio of net investment income to
average net assets (d)                          4.17%(c)      4.72%       4.64%       4.53%       4.85%       2.85%


                                                                             Institutional
                                                     Class B                     Class
                                                     Shares                      Shares
                                           ------------------------    ------------------------
                                               Six                         Six
                                              Months                       Months
                                              Ended         Year           Ended        Year
LUTHERAN BROTHERHOOD                          4/30/99       Ended         4/30/99       Ended
MONEY MARKET FUND (a)                       (unaudited)    10/31/98     (unaudited)    10/31/98
                                           ------------    --------    ------------    --------
Net asset value, beginning of period            $1.00         $1.00         $1.00         $1.00
                                             --------      --------      --------      --------
Net investment income from
investment operations                            0.02          0.04          0.02          0.05
Less: Dividends from net
investment income                               (0.02)        (0.04)        (0.02)        (0.05)
                                             --------      --------      --------      --------
Net asset value, end of period                  $1.00         $1.00         $1.00         $1.00
                                             ========      ========      ========      ========

Total investment return at
net asset value (b)                             2.09%         4.82%         2.21%         5.08%
Net assets, end of period ($ millions)           $0.2          $0.1         $43.5         $47.3
Ratio of expenses to average
net assets (d)                                  0.95%(c)      0.95%         0.70%(c)      0.70%
Ratio of net investment income to
average net assets (d)                          4.17%(c)      4.72%         4.42%(c)      4.97%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(c) Computed on an annualized basis.

(d) Effective February 1, 1992 through March 31, 1996, Lutheran Brotherhood Research
    Corp. (LBRC) had voluntarily undertaken to limit the Fund's expense ratio to
    1.10% of annual average daily net assets. Effective April 1, 1996, LBRC voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Effective October 31, 1997, LBRC voluntarily lowered the expense limit to 0.95% of average daily net assets for Class A and B shares, and 0.70%
    for Institutional Class shares. Had LBRC not undertaken such action to limit expenses, for Class A shares, the ratio of expenses to average net assets would have been 1.00%, 1.04%, 1.05%, 1.07%, 1.18% and 1.36%, and the ratio of net investment income to average net assets would have been 4.12%, 4.63%, 4.35%,
    4.47%, 4.77%, and 2.59%, respectively, the six month period ended April 30,
    1999, and the years ended October 31, 1998, 1997, 1996, 1995 and 1994. For Class
    B shares, the ratio of expenses to average net assets would have been 1.00% and
    1.04%, and the ratio of net investment income to average net assets would have been 4.12% and 4.63%, respectively for the six month period ended April 30,
    1999, and the year ended October 31, 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.75% and 0.79%, and the ratio of net investment income to average net assets would have been 4.37% and
    4.88%, respectively for the six month period ended April 30, 1999, and the year ended October 31, 1998.

The accompanying notes are an integral part of the financial statements.



THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
April 30, 1999
(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eight series (the "Fund(s)"), each with its own investment objective and policies. The eight Funds of the Trust are:
Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid
Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran
Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran
Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and
Lutheran Brotherhood Money Market Fund.

Effective October 31, 1997, the Funds implemented a multiple class structure whereby each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The shares outstanding prior to October 31, 1997 were designated as Class A shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost
(which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The
Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars.
Securities and other assets and liabilities of the LB World Growth
Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date.
Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal
Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each
Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth and World
Growth Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses) and paid monthly for the Money Market Fund. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The
Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The
World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $18,750 from such fees for the six months ended April 30, 1999.

Organization Costs

Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions.
To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions in pursuit of their investment objectives. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the
Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. Prior to December 2, 1998, LB
Research had voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the
Fund. On December 2, 1998, the advisory contract was amended to incorporate the current permanent waiver for each of the Funds equal to 0.25% of the average daily net assets. Under the terms of the amended advisory contract, LB Research will continue to provide the same level of management services to the Funds in exchange for the new advisory fee rates. The old fees and new fees that went into effect on
December 2, 1998 are based on the following rates of average daily net assets.
                                 Old Fees          New Fees
                                ------------     ------------
LB Opportunity Growth Fund
-----------------------------
First $100 million                 0.75%            0.50%
Next $150 million                  0.65%            0.40%
Next $250 million                  0.60%            0.35%
Next $500 million                  0.55%            0.30%
Over $1 billion                    0.50%            0.25%

LB Mid Cap Growth Fund
-----------------------------
First $100 million                 0.70%            0.45%
Next $150 million                  0.65%            0.40%
Next $250 million                  0.60%            0.35%
Next $500 million                  0.55%            0.30%
Over $1 billion                    0.50%            0.25%

LB World Growth Fund
-----------------------------
First $20 million                  1.25%            1.00%
Next $30 million                   1.10%            0.85%
Over $50 million                   1.00%            0.75%

LB Fund & LB High Yield Fund
-----------------------------
First $500 million                 0.65%            0.40%
Next $500 million                  0.60%            0.35%
Over $1 billion                    0.55%            0.30%

LB Income Fund
-----------------------------
First $500 million                 0.60%            0.35%
Next $500 million                 0.575%           0.325%
Over $1 billion                    0.55%            0.30%

LB Municipal Bond Fund
-----------------------------
First $500 million                0.575%           0.325%
Next $500 million                0.5625%          0.3125%
Over $1 billion                    0.55%            0.30%

LB Money Market Fund
-----------------------------
First $500 million                 0.50%            0.25%
Next $500 million                 0.475%           0.225%
Next $500 million                  0.45%            0.20%
Next $500 million                 0.425%           0.175%
Over $2 billion                    0.40%            0.15%

Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB
Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has further undertaken to the LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70% and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has further undertaken to the LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B and Institutional class shares to 0.95%, 0.95%, and 0.70%, respectively, of the average net assets of the relevant class.

LB Research pays Rowe Price - Fleming International, Inc., an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. LB Research pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the Lutheran Brotherhood World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets. Rowe Price
Fleming voluntarily agreed to reduce its subadvisory fee to 0.45% of average daily net assets when combined average daily net assets exceed
$500 million. Rowe Price Fleming has also agreed to a transitional fee waiver which will gradually reduce subadvisory fees from 0.50% to 0.45% of combined average daily net assets. The transitional fee waiver is in effect when combined average daily net assets are between $450 and $500 million. The total dollar amount paid by LB Research to Rowe Price Fleming under the investment sub-advisory contract for LB
World Growth Fund for the six months ended April 30, 1999 was $224,049.

LB Research pays T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity
Growth Fund. The fee payable will be equal to 0.30% of that Fund's average daily net assets up to $500 million, 0.25% for the next $500 million and 0.20% for net assets over $1 billion. The total dollar amount paid by LB Research to T. Rowe Price Associates under the investment sub-advisory contract for LB Opportunity Growth Fund for the six months ended April 30, 1999 was $338,816.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under
Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the LB Money Market Fund. Under the 12b-1 Plan, the
Funds each pay Lutheran Brotherhood Securities Corp. (LB Securities) at an annual rate of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB
Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the six months ended April 30, 1999, LB Securities received aggregate 12b-1 fees of $357,720 from the Trust.

In addition, the Trust has adopted shareholder servicing plans for Class A and Class B shares of each of the Funds (the "Shareholder
Servicing Plans"). Pursuant to the Shareholder Servicing Plans, each
Fund pays LB Securities an annual fee of 0.25% of the average daily net assets of the Class A and Class B shares for financing various shareholder servicing activities. For the six months ended April 30, 1999, LB Securities received aggregate shareholder servicing fees of $5,465,306 from the Trust.

Sales Charges and Other Fees

For the six months ended April 30, 1999, LB Securities, the Trust's distributor, received $350,720 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $71,762 of aggregate contingent deferred sales charges from redemption of Class B shares for the six months ended April 30, 1999. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six months ended April 30, 1999, LB Securities received aggregate fees for administrative personnel and services of $455,968 from the LB
Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the six months ended April 30, 1999, LB Securities received aggregate fees for transfer agent services of $4,795,938 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a portion of their Trustee
Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended April 30, 1999, distributions from net realized capital gains of $131,516,400 were paid by the LB Fund. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1998.

(5) CAPITAL LOSS CARRYOVER

At October 31, 1998, the LB Opportunity Growth Fund, LB Mid Cap Growth
Fund, LB World Growth Fund, LB Income Fund and the LB Municipal Bond
Fund had accumulated net realized capital loss carryovers expiring as follows:

                                                           Municipal
       Opportunity   Mid Cap       World       Income        Bond
Year      Growth      Growth       Growth       Fund         Fund
-----  -----------   ----------   --------   -----------  ----------
2002            --           --         --   $28,292,105  $1,287,686
2003            --           --         --            --     134,719
2004            --           --         --     8,472,280          --
2006   $21,168,153   $1,667,030   $510,969            --          --
       -----------   ----------   --------   -----------  ----------
Total  $21,168,153   $1,667,030   $510,969   $36,764,385  $1,422,405
       ===========   ==========   ========   ===========  ==========

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.
Temporary timing differences of $74,279, $315,225, $972,011,
$1,946,006, $755,361, $69,850, and $2,233,555 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1998 for the Opportunity Growth, Mid Cap
Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and
Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended April 30, 1999, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short term securities were as follows:

                                              $thousands
                                  ----------------------------------
Fund                                    Purchases      Sales
--------------------------------------------------------------------
Opportunity Growth                     $   31,001   $  46,866
Mid Cap Growth Fund                        41,921      35,035
World Growth Fund                           7,034       6,918
LB Fund                                   548,128     521,055
High Yield                                310,860     233,153
Income                                    186,263     123,172
Municipal Bond                             33,985      21,893

Purchases and sales of U.S. Government securities were:


                                              $thousands
                                  ----------------------------------
Fund                                    Purchases      Sales
--------------------------------------------------------------------
LB Fund                                 $   5,360   $   2,021
Income                                    113,330     160,604

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $324,083 at April 30, 1999, which represented 0.034% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 1999, were as follows:

                                      Mid Cap Growth Fund
                             --------------------------------------
                                  Number of             Premium
                                  Contracts             Amount
                             -----------------    -----------------
Balance at October 31, 1998                 --                  --
Opened                                      40        $     12,202
Closed                                     (25)             (8,404)
Expired                                     --                  --
Exercised                                  (15)             (3,798)
                             -----------------   -----------------
Balance at April 30, 1999                   --        $         --
                             =================   =================

                                              LB Fund
                             --------------------------------------
                                  Number of             Premium
                                  Contracts             Amount
                             -----------------    -----------------
Balance at October 31, 1998                 --                  --
Opened                                   1,000           $ 315,049
Closed                                  (1,000)            315,049
Expired                                     --                  --
Exercised                                   --                  --
                             -----------------   -----------------
Balance at  April 30, 1999                  --           $      --
                             =================   =================

                                           Income Fund
                             --------------------------------------
                                  Number of             Premium
                                  Contracts             Amount
                             -----------------    -----------------
Balance at October 31, 1998                200          $   85,380
Opened                                   2,025             935,929
Closed                                  (1,275)           (697,307)
Expired                                   (648)           (200,077)
Exercised                                   (2)               (541)
                             -----------------   -----------------
Balance at April 30, 1999                  300          $  123,384
                             =================   =================

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The
Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(7) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:



LB OPPORTUNITY GROWTH FUND:

                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares         Amount          Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  3,336,932      $37,152,820        458,678      $5,110,228         434,351     $4,632,322
Dividends and
distributions reinvested                945,910       10,311,584          1,587          17,289           7,970         86,876
Redeemed                             (5,968,880)     (66,607,177)       (10,644)       (116,582)       (131,340)    (1,240,215)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           (1,686,038)    ($19,142,773)       449,621      $5,010,935         310,981     $3,478,983
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                  1,290,434      $13,104,761        241,176      $2,436,184         127,100     $1,294,802
Dividends and
distributions reinvested                     --               --             --              --              --             --
Redeemed                             (3,622,923)     (36,816,409)       (40,789)       (407,503)         (6,329)       (64,330)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           (2,332,489)    ($23,711,648)       200,387      $2,028,681         120,771     $1,230,472
                                   ============    =============   ============    ============    ============   ============




LB MID CAP GROWTH FUND:

                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares         Amount          Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  2,568,750      $26,216,558        712,260      $7,245,472          18,123       $186,772
Dividends and
distributions reinvested                103,725          977,092          3,674          34,580           4,202         39,582
Redeemed                               (561,731)      (5,567,363)       (16,727)       (158,648)             (7)           (58)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                            2,110,744      $21,626,287        699,207      $7,121,404          22,318       $226,296
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                    840,095       $9,072,449        330,035      $3,514,875              --             --
Dividends and
distributions reinvested                     --               --             --              --              --             --
Redeemed                               (414,864)      (4,474,370)       (43,530)       (459,507)             --             --
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                              425,231       $4,598,079        286,505      $3,055,368              --             --
                                   ============    =============   ============    ============    ============   ============




LB WORLD GROWTH FUND:
                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  1,585,145      $16,928,917        343,460      $3,708,212         254,464     $2,856,503
Dividends and
distributions reinvested                124,871        1,213,782            476           4,625             625          6,083
Redeemed                             (1,529,792)     (16,363,209)       (11,062)       (114,391)         (3,083)       (34,712)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                              180,224       $1,779,490        332,874      $3,598,446         252,006     $2,827,874
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                    642,193       $7,270,245        200,195      $2,235,557          75,819       $855,614
Dividends and
distributions reinvested                 44,402          501,296          1,894          21,236           2,813         31,782
Redeemed                               (729,848)      (8,211,793)       (22,507)       (249,179)         (1,698)       (19,012)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                              (43,253)       ($440,252)       179,582      $2,007,614          76,934       $868,384
                                   ============    =============   ============    ============    ============   ============




LB FUND:
                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  4,669,377     $129,880,138        914,210     $25,505,223         492,025    $14,204,214
Dividends and
distributions reinvested              3,947,144       97,328,572          6,446         158,266          39,190        972,301
Redeemed                             (4,660,180)    (129,581,508)       (24,630)       (667,875)        (47,664)    (1,337,121)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                            3,956,341      $97,627,202        896,026     $24,995,614         483,551    $13,839,394
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                  3,043,428      $87,735,961        635,431     $18,202,325         231,971     $6,602,339
Dividends and
distributions reinvested              4,851,891      125,472,394        112,791       2,897,609          98,178      2,545,223
Redeemed                             (2,829,969)     (81,258,603)       (50,739)     (1,446,783)        (80,146)    (2,338,290)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                            5,065,350     $131,949,752        697,483     $19,653,151         250,003     $6,809,272
                                   ============    =============   ============    ============    ============   ============




LB HIGH YIELD FUND:
                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                 18,172,832     $168,786,677      2,353,144     $21,833,102       1,133,496    $10,601,155
Dividends and
distributions reinvested              7,301,475       66,955,002         85,254         761,182         214,572      1,963,594
Redeemed                            (13,270,623)    (122,117,907)       (56,523)       (515,272)       (196,259)    (1,782,144)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           12,203,684     $113,623,772      2,381,875     $22,079,012       1,151,809    $10,782,605
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                  8,606,112      $71,960,382      1,181,104      $9,861,975         195,542     $1,635,799
Dividends and
distributions reinvested              3,769,479       31,422,566        116,939         974,159         122,889      1,024,667
Redeemed                             (7,981,049)     (66,713,306)      (131,159)     (1,092,515)       (122,319)    (1,027,541)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                            4,394,542      $36,669,642      1,166,884      $9,743,619         196,112     $1,632,925
                                   ============    =============   ============    ============    ============   ============




LB INCOME FUND:

                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  6,258,736      $54,414,119        789,422      $6,853,828       1,263,720    $10,956,014
Dividends and
distributions reinvested              4,108,055       35,564,485         18,414         159,786         113,092        979,995
Redeemed                            (14,352,811)    (124,540,762)       (22,223)       (194,180)       (450,950)    (3,920,321)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           (3,986,020)    ($34,562,158)       785,613      $6,819,434         925,862     $8,015,688
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                  4,475,407      $39,095,218        673,070      $5,870,827         769,290     $6,732,218
Dividends and
distributions reinvested              1,892,636       16,497,414         26,307         228,683          76,902        669,738
Redeemed                             (6,127,857)     (53,550,838)       (52,717)       (460,059)       (199,078)    (1,737,638)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                              240,186       $2,041,794        646,660      $5,639,451         647,114     $5,664,318
                                   ============    =============   ============    ============    ============   ============




LB MUNICIPAL BOND FUND:

                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  4,760,068      $42,825,003        443,559      $3,980,577           9,238        $82,709
Dividends and
distributions reinvested              2,483,486       22,294,735          8,016          72,063          22,290        200,033
Redeemed                             (7,215,856)     (64,835,794)       (18,937)       (172,508)        (63,522)      (569,854)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                               27,698         $283,944        432,638      $3,880,132         (31,994)     ($287,112)
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                  3,142,086      $28,483,117        337,645      $3,054,151           5,804        $52,586
Dividends and
distributions reinvested              1,277,227       11,559,175         11,495         103,750          11,167        101,046
Redeemed                             (3,127,384)     (28,357,302)       (14,215)       (129,270)        (19,026)      (173,038)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                            1,291,929      $11,684,990        334,925      $3,028,631          (2,055)      ($19,406)
                                   ============    =============   ============    ============    ============   ============




LB MONEY MARKET FUND:
                                             Class A                         Class B                  Institutional Class
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1998            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                847,057,988     $847,057,988         69,710         $69,710      58,777,946    $58,777,946
Dividends and
distributions reinvested             21,123,289       21,123,289            369             369       2,433,544      2,433,544
Redeemed                           (791,299,855)    (791,299,855)       (13,680)        (13,680)    (66,801,180)   (66,801,180)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           76,881,422      $76,881,422         56,399         $56,399      (5,589,690)   ($5,589,690)
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1999
---------------------------------
Sold                                482,519,973     $482,519,973        131,276        $131,276      40,239,915    $40,239,915
Dividends and
distributions reinvested             10,748,537       10,748,537          2,399           2,399       1,016,100      1,016,100
Redeemed                           (431,590,279)    (431,590,279)       (61,523)        (61,523)    (45,097,868)   (45,097,868)
                                   ------------    -------------   ------------    ------------    ------------   ------------
Net Change                           61,678,231      $61,678,231         72,152         $72,152      (3,841,853)   ($3,841,853)
                                   ============    =============   ============    ============    ============   ============




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
LUTHERAN BROTHERHOOD WORLD GROWTH FUND
LUTHERAN BROTHERHOOD FUND
LUTHERAN BROTHERHOOD HIGH YIELD FUND
LUTHERAN BROTHERHOOD INCOME FUND
LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland                   Brenda J. Pederson
Chairman and President             Vice President

Wade M. Voigt                      Richard B. Ruckdashel
Treasurer                          Vice President

Otis F. Hilbert                    John C. Bjork
Secretary and Vice President       Assistant Secretary

Randall L. Boushek                 James M. Odland
Vice President                     Assistant Secretary

Frederick P. Johnson               Rand E. Mattsson
Vice President                     Assistant Treasurer

James R. Olson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.